                                   PROSPECTUS
                                      FOR
                    FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP
                            VARIABLE LIFE INSURANCE
                                   ISSUED BY
                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY

PROSPECTUS

                    FLEXIBLE PREMIUM ADJUSTABLE SURVIVORSHIP

                         VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
         SERVICE CENTER: 300 CONTINENTAL DRIVE, NEWARK, DELAWARE 19173
    CORPORATE HEADQUARTERS: 1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (302) 452-4000

     This Prospectus describes a flexible premium adjustable survivorship variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company. The Policy has an insurance component and an investment component. The primary purpose of the Policy is to provide insurance coverage until the younger Insured's attained age 100. The Policy gives the policyowner (the "Owner") the right to vary the frequency and amount of premium payments, to choose among investment alternatives with different investment objectives and to decrease the death benefit payable under the Policy.

     After certain deductions are made, Net Premiums are allocated to one or more of the Separate Accounts, or the Guaranteed Account, or both. The six Separate Accounts presently available are: Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, and Provident Mutual Variable Separate Account. Provident Mutual Variable Separate Account has twenty subaccounts (the "Subaccounts"). The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts as well as each subaccount, invest in shares of a designated corresponding investment Portfolio that is part of one of the following mutual fund companies:

--------------------------------------------------------------------------------------
                                                        VARIABLE INSURANCE
       THE MARKET STREET FUND, INC.                       PRODUCTS FUND
--------------------------------------------------------------------------------------
- Aggressive Growth Portfolio               - Equity-Income Portfolio
- All-Pro Large Cap Growth Portfolio        - Growth Portfolio
- All-Pro Large Cap Value Portfolio         - High Income Portfolio
- All-Pro Small Cap Growth Portfolio        - Overseas Portfolio
- All-Pro Small Cap Value Portfolio
- Bond Portfolio
- Growth Portfolio
- International Portfolio
- Managed Portfolio
- Money Market Portfolio
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                        VARIABLE INSURANCE
         THE ALGER AMERICAN FUND                         PRODUCTS FUND II
--------------------------------------------------------------------------------------
- Small Capitalization Portfolio            - Asset Manager Portfolio
                                            - Contrafund Portfolio
                                            - Index 500 Portfolio
                                            - Investment Grade Bond Portfolio
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
             NEUBERGER BERMAN
        ADVISERS MANAGEMENT TRUST               VAN ECK WORLDWIDE INSURANCE TRUST
--------------------------------------------------------------------------------------
- Limited Maturity Bond Portfolio           - Worldwide Bond Portfolio
- Partners Portfolio                        - Worldwide Emerging Markets Portfolio
                                            - Worldwide Hard Assets Portfolio
                                            - Worldwide Real Estate Portfolio
--------------------------------------------------------------------------------------

     The Owner bears the entire investment risk for all amounts allocated to the Separate Accounts; there is no guaranteed minimum value for the Separate Accounts.

     The accompanying prospectuses for the funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 15 policy years, the Policy lapses or if the Owner decreases the Face Amount. Generally, during the first five policy years, the Policy will remain in force as long as the Minimum Guarantee Premium is paid or there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy. After the fifth Policy Year, the Policy will only remain in force if there is sufficient value to pay the monthly deductions and other charges under the Policy.

     This Prospectus must be accompanied or preceded by current prospectuses for the funds. Please read this Prospectus carefully and retain it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               November 12, 1999

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY OF THE POLICY
The Policy..................................................     3
  Purpose of the Policy.....................................     3
  Availability of the Policy................................     4
  The Death Benefit.........................................     4
  Flexibility to Adjust Amount of Death Benefit.............     4
  Policy Account Value......................................     4
  Allocation of Net Premiums................................     5
  Transfers.................................................     5
  Free-Look.................................................     5
  Loan Privilege............................................     5
  Partial Withdrawal of Net Cash Surrender Value............     6
  Surrender of the Policy...................................     6
  Tax Treatment.............................................     6
  Illustrations.............................................     6
  Charges Assessed Under the Policy.........................     7
  Table of Fund Fees and Expenses...........................     9
The Company, Separate Accounts and Funds....................    11
  Provident Mutual Life Insurance Company...................    11
  The Separate Accounts.....................................    11
  The Funds.................................................    11
  Market Street Fund, Inc...................................    12
  The Alger American Fund...................................    14
  Variable Insurance Products Fund and Variable Insurance
     Products Fund II.......................................    14
  Neuberger Berman Advisers Management Trust................    17
  Van Eck Worldwide Insurance Trust.........................    17
  Additional Information About the Funds and Portfolios.....    18
Detailed Description of Policy Provisions...................    20
  Death Benefit.............................................    20
  Ability to Decrease Face Amount...........................    22
  Insurance Protection......................................    22
  Payment and Allocation of Premiums........................    23
  Special Policy Account Value Credit.......................    25
  Policy Account Value......................................    25
  Policy Duration...........................................    26
  Transfers of Policy Account Value.........................    26
  Free-Look Privileges......................................    28
  Loan Privileges...........................................    28
  Surrender Privilege.......................................    29
  Partial Withdrawal Privilege..............................    29
Charges and Deductions......................................    32
  Premium Expense Charge....................................    32
  Surrender Charges.........................................    32
  Monthly Deductions........................................    33
  Partial Withdrawal Charge.................................    34
  Transfer Charge...........................................    34
  Mortality and Expense Risk Charge.........................    35
  Other Charges.............................................    35
The Guaranteed Account......................................    36
  Minimum Guaranteed and Current Interest Rates.............    36

                                                              PAGE
                                                              ----
Transfers from Guaranteed Account...........................    37
Other Policy Provisions.....................................    38
  Benefit Payable on Final Policy Date......................    38
  Payment of Policy Benefits................................    38
  The Policy................................................    38
  Ownership.................................................    39
  Beneficiary...............................................    39
  Change of Owner or Beneficiary............................    39
  Split Dollar Arrangements.................................    39
  Assignments...............................................    39
  Misstatement of Age and Sex...............................    40
  Suicide...................................................    40
  Contestability............................................    40
  Settlement Options........................................    40
Supplementary Benefits......................................    41
Federal Income Tax Considerations...........................    43
  Introduction..............................................    43
  Tax Status of the Policy..................................    43
  Tax Treatment of Policy Benefits..........................    43
  Business Uses of the Policy...............................    45
  Possible Tax Law Changes..................................    45
  PMLIC's Taxes.............................................    45
Voting Rights...............................................    45
Changes to the Separate Accounts of Funds...................    47
  Changes to Separate Account Operations....................    47
  Changes to Available Portfolios...........................    47
  Termination of Participation Agreements...................    47
Officers and Directors of PMLIC.............................    50
Distribution of Policies....................................    52
Policy Reports..............................................    52
Preparing for Year 2000.....................................    53
State Regulation............................................    53
Legal Proceedings...........................................    53
Experts.....................................................    53
Legal Matters...............................................    53
Definitions.................................................    54
Financial Statements........................................   F-1
Appendix A -- Illustration of Death Benefits, Policy Account
              Values and Net Cash Surrender Values..........   A-1
Appendix B -- Long Term Market Trends.......................   B-1

                             SUMMARY OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insureds are both alive, the Policy is in force and there is no outstanding loan.

     The Policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the Policy or Policy values. Neither the Federal Deposit Insurance Corporation nor any federal agency insures or guarantees Policy values or your investment in the Policy.

THE POLICY

     The Flexible Premium Adjustable Survivorship Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy is similar in many ways to a fixed-benefit life insurance policy. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the persons insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value which is payable if the Policy is surrendered during either Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.

     However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may, and the Policy Account Value will, increase or decrease to reflect the investment performance of any Separate Accounts or Subaccounts to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will Lapse without value. (See "Policy Duration".) However, PMLIC guarantees that the Policy will remain in force during the first five Policy Years as long as certain requirements related to the Minimum Guarantee Premium have been met. (See "Policy Lapse.") If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Federal Income Tax Considerations.")

     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, decrease the Face Amount and may change the Death Benefit Option. The Policy is called a "survivorship" policy because it is issued on the lives of two people and the Death Benefit proceeds are paid upon the death of the last surviving Insured.

     The most important features of the Policy, such as charges and deductions, Death Benefits, and calculation of Policy values, are summarized on the following pages.

PURPOSE OF THE POLICY

     The Policy is designed to provide insurance benefits until the Policy matures for the two Insureds and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy along with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. The Death Benefit is not payable, in whole or in part, at the time of the first Insured's death; it is only payable at the time of death of the last surviving Insured. There are no changes made to the Policy as a result of the death of the first Insured to die. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.

AVAILABILITY OF THE POLICY

     This Policy can be issued for two Insureds each between the ages of 21 and 85 and with a Joint Equal Age between 25 and 85. Minimum Face Amount is $100,000. Before issuing a Policy, PMLIC requires that the proposed Insureds both meet certain underwriting standards satisfactory to PMLIC.

THE DEATH BENEFIT

     As long as the Policy remains in force, PMLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of both Insureds. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

     There are two Death Benefit Options available. Death Benefit Option A provides Death Benefit equal to the greater of (a) the Face Amount and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of (a) the Face Amount plus the Policy Account Value and (b) the specified percentage of the Policy Account Value. (See "Death Benefit".)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

     After the first Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by decreasing the Face Amount of the Policy. (See "Death Benefit" and "Ability to Decrease Face Amount".) The minimum amount of a requested decrease in Face Amount is $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. PMLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.

     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the remaining surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Monthly Deductions".)

     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, PMLIC will not effect the decrease.

POLICY ACCOUNT VALUE

     The Policy Account Value in the Separate Accounts or Subaccounts reflects the investment performance of the chosen Separate Accounts or Subaccounts, any Net Premiums allocated to those Separate Accounts or Subaccounts, any transfers to or from those Separate Accounts or Subaccounts, any partial withdrawals from those Separate Accounts or Subaccounts, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The Owner bears the entire investment risk for amounts allocated to the Separate Accounts or Subaccounts.

     The Guaranteed Account earns interest at rates PMLIC declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account".)

     The Loan Account will reflect any amounts transferred from the Separate Accounts, Subaccounts, and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges".)

ALLOCATION OF NET PREMIUMS

     After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Separate Accounts, Subaccounts and/or the Guaranteed Account as selected by the Owner in the application or by subsequent written notice. The Owner bears the entire risk of Policy Account Value in the Separate Accounts and Subaccounts.

     Each Separate Account (other than Provident Mutual Variable Separate Account) uses its assets to purchase shares of a corresponding Portfolio of Market Street Fund, Inc. Provident Mutual Variable Separate Account consists of twenty Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, a "Portfolio") that is part of one of the following funds: The Market Street Fund, Inc.; The Alger American Fund; Neuberger Berman Advisers Management Trust; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II (the "Funds", each, a "Fund"). There is no assurance that the investment objectives of a particular Portfolio will be met.

     Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision, any portion of any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts are allocated to the Money Market Separate Account. At the end of the 15-day period, Policy Account Value in the Money Market Separate Account is allocated to each of the chosen Separate Accounts (and/or Subaccounts) as indicated in the application. (See "Payment and Allocation of Premiums".)

TRANSFERS

     The Owner may make transfers of the amounts in the Separate Accounts, Subaccounts and Guaranteed Account. Transfers between and among the Separate Accounts (and/or Subaccounts) or into the Guaranteed Account are made as of the date PMLIC receives the request. PMLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. (See "Transfers of Policy Account Value".)

FREE-LOOK

     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before 10 days after the Owner receives the Policy. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of:
(i) the Policy Account Value as of the date PMLIC receives the returned Policy;
(ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid. (See "Free-Look Privileges".)

LOAN PRIVILEGE

     The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date. PMLIC transfers a portion of the Policy Account Value to the Loan Account where it becomes collateral for the loan. The transfer is made pro-rata from each Separate Account, Subaccount and the Guaranteed Account or Subaccount as specified by the Owner when applying for the loan. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%. (See "Loan Privileges" below.)

     Depending upon the investment performance of the Separate Accounts, Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences including a 10% penalty tax. (See "Tax Treatment of Policy Benefits".)

PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Separate Account, Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value or allocated to such Separate Accounts and Subaccounts as specified by the Owner. If Death Benefit Option A is in effect, PMLIC will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal Privilege".)

SURRENDER OF THE POLICY

     The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value. (See "Surrender Privilege".)

TAX TREATMENT

     PMLIC believes that a Policy issued on a standard premium class basis generally should meet the definition of a life insurance contract in the Code. There is insufficient guidance to determine whether or not a Policy issued on an extra rating (i.e., substandard) basis would satisfy the Code definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued on an extra rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should consult a tax adviser.

     Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy".)

     Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion of Modified Endowment Contracts, See "Tax Treatment of Policy Benefits".)

     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts".)

ILLUSTRATIONS

     Illustrations of Death Benefits, Policy Account Value and Net Cash Surrender Value in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

CHARGES ASSESSED UNDER THE POLICY

     Premium Expense Charge. A Premium Expense Charge will be deducted from each premium payment. This charge consists of:

          1. Premium Tax Charge for state and local premium taxes based on the rate for the Insureds' residence at the time the premium is paid. PMLIC reserves the right to change the amount of the charge deducted from future premiums if the Insureds' residence changes or the applicable law is changed;

          2. Percent of Premium Charge equal 6% of each premium payment in the first 15 Policy Years and 1.5% of each premium payment thereafter. PMLIC may increase this charge to a maximum of 6% of each premium payment. (See "Premium Expense Charge" below.)

     Monthly Deductions. On the Policy Date and on each Policy Processing Date thereafter, the Policy Account Value is reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge and a charge for additional benefits added by rider and, on the first 12 Policy Processing Days, the Initial Administrative Charge. The monthly Cost of Insurance Charge is determined by multiplying the Net Amount at Risk by the applicable cost of insurance rate(s) in the Policy. The Monthly Administrative Charge is currently $7.50 plus $.01 per $1,000 of Face Amount; the maximum permissible Monthly Administrative Charge is $12 plus $.03 per $1,000 of Face Amount. (See "Monthly Administrative Charge".) The Initial Administrative Charge is $17.50 plus an amount per $1,000 of Face Amount (shown below), deducted on the first 12 Policy Processing Days. (See "Initial Administrative Charge".)

                         INITIAL ADMINISTRATIVE CHARGE

                     $0.11 per $1,000 on the first million of face amount $0.09 per $1,000 on the next million of face amount $0.07 per $1,000 on the next million of face amount $0.05 per $1,000 on the next million of face amount $0.03 per $1,000 on the next million of face amount 0 on the excess face amount over $5 million

     Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the end of the 15th Policy Year. The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 15th Policy Year. (See "Surrender Charges".)

     The Deferred Administrative Charge is equal to an amount per $1,000 of Face Amount (shown below).

                                               CHARGE PER $1,000
POLICY YEAR(S)                                  OF FACE AMOUNT
--------------                                 -----------------
1-11.........................................        $5.00
12...........................................        $4.00
13...........................................        $3.00
14...........................................        $2.00
15...........................................        $1.00
16+..........................................        $   0

     The Deferred Sales Charge is equal to 30% of all premiums paid to the date of surrender, lapse or decrease. The Deferred Sales Charge, however, will not exceed the Maximum Deferred Sales Charge. During Policy Years one through 11, this maximum equals a percentage of the Target Premium for the

Initial Face Amount (shown below). The maximum declines to 80% of the maximum during year 12, 60% during year 13, 40% during year 14, 20% during year 15 and 0% during years sixteen and later.

                  JOINT                     MAXIMUM DEFERRED SALES CHARGE
                EQUAL AGE                       (% OF TARGET PREMIUM)
                ---------                   -----------------------------
25-71.....................................               60%
 72-73....................................               50
 74-75....................................               40
 76-78....................................               30
 79-83....................................               20
 84-85....................................               10

     Transfer Charge. For each transfer of Policy Account Value between or among the Separate Accounts (and/or Subaccounts) and the Guaranteed Account after the twelfth transfer in a Policy Year, PMLIC deducts $25 from the amount transferred to compensate it for administrative costs in handling such transfers. (See "Transfer Charge" below.)

     Partial Withdrawal Charge. PMLIC deducts a $25 charge from Policy Account Value with each partial withdrawal to compensate it for administrative costs. (See "Partial Withdrawal Charge" below.)

     Daily Charges Against the Separate Accounts. PMLIC imposes a daily charge for its assumption of certain mortality and expense risks in connection with the Policy at an annual rate which is currently 0.75% of the average daily net assets of the Separate Accounts. This charge may be increased in the future but it will not exceed an annual rate of 0.90%. (See "Mortality and Expense Risk Charges".)

     Investment Advisory Fees and Other Expenses of the Funds. Shares of the Portfolios are purchased by the Separate Accounts and Subaccounts at net asset value. This net asset value reflects the deduction of management fees and expenses associated with management and administration of the Portfolios. (See "Table of Fund Fees and Expenses" below).

                        TABLE OF FUND FEES AND EXPENSES

                                                             MONEY                              AGGRESSIVE
MARKET STREET FUND, INC. ANNUAL EXPENSES      GROWTH        MARKET        BOND       MANAGED      GROWTH     INTERNATIONAL
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO      PORTFOLIO
----------------------------------------  --------------   ---------   ----------   ---------   ----------   -------------
Management Fees (Investment Advisory
  Fees)............................            0.32%         0.25%        0.35%       0.40%        0.41%         0.75%
Other Expenses.....................            0.15%         0.17%        0.20%       0.18%        0.21%         0.25%
                                               ----          ----         ----        ----         ----          ----
Total Fund Annual Expenses.........            0.47%         0.42%        0.55%       0.58%        0.62%         1.00%

                                           ALL-PRO         ALL-PRO     ALL-PRO      ALL-PRO
                                          LARGE CAP        LARGE CAP   SMALL CAP    SMALL CAP
MARKET STREET FUND, INC. ANNUAL EXPENSES   GROWTH          VALUE       GROWTH       VALUE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   PORTFOLIO        PORTFOLIO   PORTFOLIO    PORTFOLIO
----------------------------------------  --------------   ---------   ----------   ---------
  Advisory Fees)...................            0.70%         0.70%        0.90%       0.90%
Other Expenses (after reimbursement)...        0.22%         0.27%        0.35%       0.39%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.92%         0.97%        1.25%       1.29%

THE ALGER AMERICAN FUND ANNUAL              SMALL
EXPENSES(2)                               CAPITALIZATION
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   PORTFOLIO
---------------------------------------   --------------
  Advisory Fees)...................            0.85%
Other Expenses.....................            0.04%
                                               ----
Total Fund Annual Expenses.........            0.89%

VARIABLE INSURANCE PRODUCTS FUND            HIGH           EQUITY-
("VIP FUND") ANNUAL EXPENSES(2)            INCOME          INCOME      GROWTH       OVERSEAS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   PORTFOLIO        PORTFOLIO   PORTFOLIO    PORTFOLIO
---------------------------------------   --------------   ---------   ----------   ---------
  Advisory Fees)...................            0.58%         0.49%        0.59%       0.74%
Other Expenses (after reimbursement)...        0.12%         0.08%        0.07%       0.15%
                                               ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.70%         0.57%        0.66%       0.89%

                                                                                     INVESTMENT
VARIABLE INSURANCE PRODUCTS FUND II         ASSET                                    GRADE
("VIP II FUND") ANNUAL EXPENSES(2)         MANAGER         CONTRAFUND   INDEX 500    BOND
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   PORTFOLIO        PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------------------------------   --------------   ----------   ----------   ----------
  Advisory Fees)...................            0.54%          0.59%        0.24%        0.43%
Other Expenses (after reimbursement)...        0.09%          0.07%        0.04%        0.14%
                                               ----           ----         ----         ----
Total Fund Annual Expenses (after
  reimbursement)(1)................            0.63%          0.66%        0.28%        0.57%

                                           LIMITED
NEUBERGER BERMAN ADVISERS                 MATURITY
MANAGEMENT TRUST ANNUAL EXPENSES(2)         BOND           PARTNERS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)   PORTFOLIO        PORTFOLIO
---------------------------------------   --------------   ----------
  Advisory Fees)...................            0.65%          0.78%
Other Expenses.....................            0.11%          0.06%
                                               ----           ----
Total Fund Annual Expenses.........            0.76%          0.84%

                                                          WORLDWIDE   WORLDWIDE    WORLDWIDE
VAN ECK WORLDWIDE INSURANCE                WORLDWIDE        HARD       EMERGING      REAL
TRUST ANNUAL EXPENSES(2)                      BOND         ASSETS       MARKET      ESTATE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)    PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
---------------------------------------  --------------   ---------   ----------   ---------
  Advisory Fees)...................           1.00%         1.00%        1.00%       1.00%
Other Expenses (after reimbursement)...       0.15%         0.16%        0.50%       0.50%
                                              ----          ----         ----        ----
Total Fund Annual Expenses (after
  reimbursement)(1)................           1.15%         1.16%        1.50%       1.50%

---------------
(1) For certain Portfolios, certain expenses were reimbursed or fees waived during 1998. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1998 Total Annual Expenses would have been 1.36%, for the Market Street Fund All-Pro Small Cap Value Portfolio, 0.58%, for the VIP Fund Equity-Income Portfolio, 0.68%, for the VIP Fund Growth Portfolio, 0.91%, for the VIP II Fund Overseas Portfolio, 0.64%, for the VIP II Fund Asset Manager Portfolio, 0.35%, for the VIP II Fund Index 500 Portfolio, 0.70%, for the VIP II Fund Contrafund Portfolio, 1.20%, for the Van Eck Worldwide Hard Assets Portfolio, 1.61%, for the Van Eck Worldwide Emerging Markets Portfolio and 5.32%, for the Van Eck Worldwide Real Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1998 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.

(2) The fee and expense information regarding the Funds was provided by those Funds. The Neuberger Berman Advisers Management Trust, the Alger American Fund, the VIP Fund, the VIP II Fund, and the Van Eck WIT Fund are not affiliated with PMLIC.

                    THE COMPANY, SEPARATE ACCOUNTS AND FUNDS

PROVIDENT MUTUAL LIFE INSURANCE COMPANY

     PMLIC is a mutual life insurance company that was organized as a mutual life insurance company under Pennsylvania law in 1865. PMLIC is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. On December 31, 1998, PMLIC and its subsidiaries had consolidated GAAP assets of approximately $8.7 billion and consolidated GAAP liabilities of approximately $7.8 million.

     PMLIC is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

THE SEPARATE ACCOUNTS

     The Growth, Money Market and Bond Separate Accounts were established by PMLIC as separate investment accounts on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.

     The assets of each Separate Account are owned by PMLIC. However, these assets are held separate from other assets and are not part of PMLIC's General Account. The portion of a Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by Separate Account are not chargeable with liabilities arising out of any other business that PMLIC may conduct. PMLIC may transfer to its General Account any assets of a Separate Account that exceed the reserves and Policy liabilities of that Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to a Separate Account are credited to or charged against that Separate Account without regard to other income, gains or losses of PMLIC. PMLIC may accumulate in a Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.

     The Separate Accounts are collectively registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.

     The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts each invest exclusively in a corresponding Portfolio of Market Street Fund, Inc. while the Variable Separate Account has twenty Subaccounts that each invest exclusively in other Portfolios of Market Street Fund, Inc. or in Portfolios of one of the other Funds.

THE FUNDS

     The Portfolios are each part of one of six series-type mutual fund companies (each, a "Fund"): Market Street Fund, Inc.; Neuberger Berman Advisers Management Trust; The Alger American Fund; Van Eck Worldwide Insurance Trust; Variable Insurance Products Fund; and Variable Insurance Products Fund II. Each of the Funds are registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The investment experience of each Separate Account or Subaccount depends on the investment performance of its corresponding Portfolio.

     Certain Separate Accounts and Subaccounts invest in portfolios that have similar investment objectives and/or policies; therefore before choosing Separate Accounts or Subaccounts, carefully read the individual prospectuses for the Funds along with this prospectus.

MARKET STREET FUND, INC.

     The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts and five Subaccounts of the Variable Separate Account invest exclusively in shares of the Market Street Fund, Inc. ("MS Fund"). The investment objectives of MS Fund's Portfolios are set forth below.

     The Growth Portfolio. The Growth Portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as a high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

     All Pro Large Cap Growth Portfolio. The All Pro Large Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.

     All Pro Small Cap Growth Portfolio. The All Pro Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.

     All Pro Large Cap Value Portfolio. The All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.

     All Pro Small Cap Value Portfolio. The All Pro Small Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.

     Sentinel Advisors Company (SAC), an affiliate, which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 advises MS Fund with respect to the Growth, Money

Market, Bond, Managed and Aggressive Growth Portfolios. As compensation for its services, SAC receives monthly compensation as follows:

          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.

          Money Market Portfolio -- 0.25% of the average daily net assets of the portfolio.

          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.

          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

     With respect to the International Portfolio, MS Fund is advised by Providentmutual Investment Management Company ("PIMC"), a subsidiary of PMLIC, which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. ("Boston Company") to provide investment subadvisory services in connection with the Portfolio. As compensation for the investment advisory services rendered, PIMC pays The Boston Company a monthly fee at an effective rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.

     PIMC serves as investment adviser for the All Pro Portfolios. As compensation for its services, PIMC receives a monthly fee equal to .70% of the average daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the average daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios. PIMC uses a "manager of managers" approach for the All Pro Portfolios under which PIMC allocates each Portfolio's assets among one or more "specialist" investment sub-advisers. Additionally, PIMC has retained Wilshire Associates Incorporated ("Wilshire") to assist it in identifying potential sub-advisers and performing the quantitative analysis necessary to assess such sub-advisers' styles and performance. As compensation for these services, PIMC pays Wilshire from its investment advisory fees, a monthly fee equal to .05% of the average daily net assets of the All Pro Portfolios.

     All Pro Large Cap Growth. As of the date of this prospectus, the assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM") and in part by Geewax, Terker & Co. ("Geewax") pursuant to separate investment sub-advisory agreements. From its investment advisory fees, PIMC pays CKM and Geewax a monthly fee equal to the following percentages of the average daily net assets of the Portfolio:
CKM -- .35%.; Geewax -- .30%.

     All Pro Small Cap Growth. As of the date of this prospectus, the assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer & Wood ("SAW"), and in part by Husic Capital Management ("Husic"), pursuant to separate investment sub-advisory agreements. From its investment advisory fees, PIMC pays SAW and Husic a monthly fee equal to the following percentages of the average daily net assets of the Portfolio: SAW -- .50%; Husic -- .50%.

     All Pro Large Cap Value. As of the date of this prospectus, the assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"); in part by Harris Associates, Inc. ("Harris"); and in part by Mellon Equity Associates ("Mellon"), pursuant to separate investment sub-advisory agreements. From its investment advisory fees, PIMC pays these Sub-advisers a monthly fee equal to the following percentages of the average daily net assets of the Portfolio: Equinox -- .25% of the first $50 million of assets and .23% of the remaining assets; Harris -- .65% of the first $50 million of assets, .60% of the next $50 million of assets and .55% of the remaining assets; and Mellon -- .20%.

     All Pro Small Cap Value. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838") and in part by Denver Investment Advisors ("DIA"), pursuant to separate investment sub-advisory agreements. From its investment advisory fees, PIMC pays these Sub-advisers a monthly fee equal to the following percentages of the average daily net assets of the Portfolio: 1838 -- .55%; and DIA -- .75% of the first $25 million of assets and .65% on the remaining assets.

     In addition to the fee for the investment advisory services, MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodial costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the Fund whereby it will reimburse the Fund for all ordinary operating expenses, excluding advisory fees in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio, and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, Fund expenses may increase.

     A more complete description of MS Fund, including the investment objectives, policies and risks of each Portfolio, is contained in the prospectus for the MS Fund, which accompanies this Prospectus.

THE ALGER AMERICAN FUND

     The Alger American Small Capitalization Subaccount invests exclusively in shares of the corresponding Portfolio of The Alger American Fund ("Alger American").

     Alger American Small Capitalization Portfolio. This Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an Investment Adviser under the Investment Advisers Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more complete description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives, policies and risks, is contained in the prospectus for Alger American which accompanies this Prospectus.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

     Eight Subaccounts invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP II Fund"). The investment objectives of the Portfolios of the VIP Fund and the VIP II Fund in which these Subaccounts invest are set forth below.

  VIP Fund

     VIP Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.

     VIP Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The VIP Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

     VIP High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

     VIP Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The VIP Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.

  VIP II Fund

     VIP II Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

     VIP II Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in securities of companies where value is not fully recognized by the public.

     VIP II Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of a broad range of common stocks publicly traded in the United States. In seeking this objective, the VIP II Index 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

     Investment Grade Bond Portfolio. This Portfolio seeks high current income by investing in investment grade debt securities.

     The VIP Equity-Income, VIP Growth, VIP High Income, and VIP Overseas Portfolios of the VIP Fund and the VIP II Asset Manager, VIP II Contrafund, and VIP II Index 500 Portfolios of the VIP II Fund are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.

     For the VIP Equity-Income, VIP Growth, VIP Overseas VIP II Contrafund and VIP II Asset Manager Portfolios, the annual fee rate is the sum of two components:

          1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.

          2. An individual fund fee rate of 0.20% for the VIP Equity-Income Portfolio, 0.30% for the VIP Contrafund, VIP Growth and VIP II Asset Manager Portfolios and 0.45% for the VIP Overseas Portfolio.

     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     The VIP II Index 500 Portfolio pays FMR a total fund expense fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     For the VIP High Income Portfolio and VIP II Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:

          1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.

          2. An individual Portfolio fee rate of 0.45% for the VIP High Income Portfolio and 0.30% for the VIP II Investment Grade Bond Portfolio.

     One twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

     On behalf of the VIP II Asset Manager Portfolio and the VIP II Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far
East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.

     On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR (U.K.), FMR Far East, and Fidelity International Investment Advisors ("FIIA"). FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio.

     Currently, FMR (U.K.), FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

     Under the sub-advisory agreements FMR pays the fees of FMR (U.K.), FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

     For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of FMR (U.K.)'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

     For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR (U.K.), FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.

     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the VIP Equity-Income and VIP Growth Portfolios, 1.25% of the average net assets of the VIP II Asset Manager Portfolio and 0.28% of the average net assets of the VIP II Index 500 Portfolio.

     A more complete description of the VIP Fund and the VIP II Fund, including the investment of objectives, policies and risks of its Portfolios, is contained in the prospectuses for the VIP Fund and VIP II Fund which accompany this Prospectus.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

     The Neuberger Berman Limited Maturity Bond and Partners Subaccounts invest exclusively in shares of corresponding Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT").

     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.

     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Subaccounts will invest. The investment objectives of the Portfolios of AMT in which the Subaccounts will invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio and Series. There is no assurance that any Portfolio (or the corresponding series) will achieve its stated objective.

     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity and secondarily, total return, through investment in short to intermediate term debt securities, primarily investment grade.

     Partners Portfolio. The Series corresponding to this Portfolio seeks capital growth through investment in common stocks and other equity securities of medium to large capitalization established companies.

     The Investment Adviser for the Series of Managers Trust corresponding to the Limited Maturity Bond and Partners Portfolios of AMT is Neuberger Berman Management Incorporated ("NB Management"). As compensation for its services, NB Management receives a monthly fee from AMT at the following percentages of daily net assets of the corresponding Portfolio: Limited Maturity Bond
Portfolio -- 0.25% of first $500 million, 0.225% of next $500 million, 0.20% of next $500 million, 0.175% of next $500 million and 0.15% of over $2 billion; Partners Portfolio -- 0.55% of first $250 million, 0.525% of next $250 million, 0.50% of next $250 million, 0.475% of next $250 million, 0.45% of next $500 million, and 0.425% of over $1.5 billion.

     A more complete description of AMT, including the investment objectives, policies and risks of the available Portfolios, is contained in the prospectuses for the Limited Maturity Bond and Partners Portfolios of AMT, which accompany this Prospectus.

VAN ECK WORLDWIDE INSURANCE TRUST

     Four Subaccounts invest exclusively in shares of corresponding Portfolios of Van Eck Worldwide Insurance ("Van Eck Trust"). The investment objectives of the Portfolios of Van Eck Trust are set forth below.

     Van Eck Worldwide Hard Assets Portfolio. This Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities". Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard Assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.

     Van Eck Worldwide Bond Portfolio. This Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     Van Eck Worldwide Emerging Markets Portfolio. This Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

     Van Eck Worldwide Real Estate Portfolio. This Portfolio seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management
(Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates. As compensation for its services to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets and Van Eck Worldwide Real Estate Portfolios, Van Eck Associates or its affiliate receives a monthly fee at an annual rate of 1.00% of the Portfolio's average daily net assets.

     A more complete description of Van Eck Trust, including the investment objectives, policies and risks of the available Portfolios, is contained in the Prospectus for the Trust which accompanies this Prospectus.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND PORTFOLIOS

NO ONE CAN ASSURE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVES AND POLICIES.

     More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund that accompanies this prospectus and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premium Payments or transfers of Policy Account Value among the Separate Accounts or Subaccounts.

     Not all of the Portfolios described in the prospectuses for the Funds are available with the Policy. Moreover, PMLIC cannot guarantee that each Portfolio will always be available for the Policies, but in the unlikely event that a Portfolio is not available, PMLIC will take reasonable steps to secure the availability of a comparable portfolio. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

     PMLIC has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay PMLIC a servicing fee based upon an annual percentage of the average aggregate net assets invested by PMLIC on behalf of the Subaccounts. These agreements reflect administrative services provided to the Funds by PMLIC. Payments of such amounts by an adviser will not increase the fees paid by the Portfolios or their shareholders.

     Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with PMLIC or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Policy Account Values are allocated to the Separate Accounts or Subaccounts, and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, PMLIC will consider what action may be appropriate, including removing the Portfolio as in investment option under the Policies or replacing the Portfolio with another Portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of both Insured's deaths (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit Option. The Insurance Proceeds will be determined as of the date of the last surviving Insured's death and will be equal to:

          1.  the Death Benefit;

          2. plus any additional benefits due under a supplementary benefit rider attached to the Policy;

          3.  less any loan and accrued loan interest on the Policy;

          4. less any overdue deductions if the death of the Insured occurs during the Grace Period.

     The Insurance Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.

     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option." Under either Option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value. (See "Policy Duration.")

     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the last surviving Insured's date of death multiplied by the specified percentage based on the attained age of the younger Insured shown in the table below:

  ATTAINED AGE  PERCENTAGE  ATTAINED AGE   PERCENTAGE
  ------------  ----------  -------------  ----------
  40 and under     250%          60           130%
       45          215%          65           120%
       50          185%          70           115%
       55          150%     75 through 90     105%
                            95 through 99     100%

For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old younger Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).

     Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the last surviving Insured's date of death.)

     Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no outstanding Policy loan.

     Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insureds' existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the first Policy Year, at any time while the Policy is in force, the Owner may change the Death Benefit Option in effect by sending PMLIC a completed application for change. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PMLIC receives the completed application for change.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a Policy under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a Policy under Option B has a Face

Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 - $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000). If the Death Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PMLIC will not effect the change.

     A change in the Death Benefit Option may have federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of (a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO DECREASE FACE AMOUNT

     Subject to certain limitations, an Owner may generally, at any time after the first Policy Year, decrease the Policy's Face Amount by submitting a written application to PMLIC. (Decreases are not permitted for Policies issued in Virginia.) The effective date of the decrease will be the Policy Processing Day on or next following PMLIC's approval of the request. A decrease in Face Amount may have tax consequences. (See "Tax Treatment of Policy Benefits.") The effect of a decrease in Face Amount on Policy charges, as well as other considerations, are described below.

     The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount for policies being issued at the time of the decrease. A decrease in Face Amount will not be permitted if the Face Amount was decreased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, PMLIC will not effect the decrease.

     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly cost of insurance charges. A decrease in the Face Amount may result in the imposition of a surrender charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charges.")

     Any surrender charge applicable to a decrease will be deducted from the Policy Account Value and the remaining surrender charge will be reduced by the amount deducted. The surrender charge will be deducted from the Separate Accounts and Subaccounts and the Guaranteed Account based on the proportion that the value in each such account bears to the total unloaned Policy Account Value.

INSURANCE PROTECTION

     An Owner may decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.

     A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.

     Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the specified percentage of Policy Account Value, then (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.

     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of a withdrawal.

PAYMENT AND ALLOCATION OF PREMIUMS

     Issuance of a Policy. In order to purchase a Policy, an individual must make application to PMLIC through a licensed PMLIC agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. If PMLIC accepts the application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy under PMLIC's rules is $100,000.

     PMLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. A Policy will be issued only with respect to Insureds who individually have an Issue Age of 21 to 85 and a Joint Equal Age of 25 to 85 and who provide PMLIC with satisfactory evidence of insurability. Acceptance is subject to PMLIC's underwriting rules. PMLIC reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies.")

     At the time the application for a Policy is signed, an applicant can, subject to PMLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal the Minimum Annual Premium multiplied by the following factor:

PREMIUM BILLING MODE
SELECTED AT ISSUE                                      FACTOR
--------------------                                   ------
Annual.............................................    1.000
Semi-annual........................................    0.500
Quarterly..........................................    0.250
Monthly............................................    0.167

     The amount of coverage under the temporary agreement is the lesser of the Face Amount applied for or $500,000. Coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PMLIC mails a notice of termination of coverage.

     Amount and Timing of Premiums. The Minimum Initial Premium is due on or before the date the Policy is delivered. No insurance will take effect until the Minimum Initial Premium is paid while the health and other conditions of the Insureds stay the same as described in the application. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitation set forth below. Each premium payment must be for at least $20. PMLIC may increase this minimum amount upon 90 days written notice to Owners of such increase, but the minimum amount will never exceed $500. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

     At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PMLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

     Unless prohibited by a particular state, any payments made while there is an outstanding Policy loan are considered loan repayments, unless PMLIC is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.

     Premium Limitations. The Code provides for exclusion of the Death Benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. PMLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, PMLIC will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.

     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PMLIC will not effect such change. (See "Federal Income Tax Considerations.") PMLIC reserves the right to require satisfactory evidence of insurability before accepting a premium payment that would increase the Net Amount At Risk.

     Allocation of Net Premiums. The Owner indicates in the application how Net Premiums should be allocated among the Separate Accounts, the Subaccounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PMLIC allocates the Net Premiums as of the date it receives such premium at its Service Center.

     Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provisions, any premiums received by PMLIC before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts or Subaccounts are allocated to the Money Market Separate Account. At the end of the 15-day period, Policy Account Value in the Money Market Separate Account is allocated among the Separate Accounts and Subaccounts based on the proportion that the allocation percentage for such Separate Account or Subaccount bears to the sum of the Separate Account or Subaccounts premium allocation percentages. All other Net Premiums are allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PMLIC with written notice.

     The values of the Separate Accounts and Subaccounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owners' overall financial objectives.

SPECIAL POLICY ACCOUNT VALUE CREDIT

     On each Policy Processing Day after the Policy has been in force for at least 15 years or when the Policy Account Value less the value in the Loan Account equals or exceeds $500,000, an additional credit is added to the Policy Account Value in the Separate Accounts and Subaccounts. The credit is a result of a reduction in the mortality and expense risk charge and is equal to 0.03% multiplied by the Policy Account Value in the Separate Accounts and Subaccounts.

POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Accounts, the Subaccounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge is the Cash Surrender Value.

     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Separate Accounts and Subaccounts, the crediting of interest for the Guaranteed Account and the Loan Account, any Net Premiums paid, the Special Policy Account Value Credit, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is:

          1. Policy Account Value in each Separate Account or Subaccount, determined by multiplying the number of units of the Separate Account or Subaccount by the Separate Account or Subaccount's Unit Value on that date;

          2.  Policy Account Value in the Guaranteed Account; plus

          3.  Policy Account Value in the Loan Account.

     Determination of Number of Units. Allocated Net Premiums, the Special Policy Account Value Credit or Policy Account Value transferred to a Separate Account or Subaccount are used to purchase units of that Separate Account or Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Separate Account or Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Separate Account or Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

     Determination of Unit Value. The unit value of a Separate Account or Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account or Subaccount on that Valuation Day.

     Net Investment Factor. The Net Investment Factor for each Separate Account or Subaccount measures the investment performance of that Separate Account or Subaccount. The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying

Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.

POLICY DURATION

     Policy Lapse. The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. Notwithstanding the foregoing, during the first five Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid. A Guaranteed Minimum Death Benefit rider may be purchased with the Policy that guarantees the Policy will not lapse if certain conditions are met. (See "Supplementary Benefits.")

     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PMLIC indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment equal to three Monthly Deductions. The notice sent by PMLIC will specify the payment required to keep the Policy in force.

     Reinstatement. A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of each Insured's insurability satisfactory to PMLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.

TRANSFERS OF POLICY ACCOUNT VALUE

     Transfers. The Owner may transfer the Policy Account Value between and among the Separate Accounts or Subaccounts and the Guaranteed Account by making a written transfer request to PMLIC. The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.

     After 12 transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a single written request are treated as one transfer. Transfers are made as of the date PMLIC receives a written request at its Service Center. Transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar Cost Averaging, the exercise of exchange privileges, and the reallocation from the Money Market Separate Account following the 15-day period after the Issue Date, are not subject to a transfer charge and do not count as one of the 12 "free" transfers in any Policy Year. Under present law, transfers are not taxable transactions.

     Special Transfer Right. During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Separate Accounts or Subaccounts to the Guaranteed Account without a transfer charge and without such transfer counting toward the twelve transfers permitted without charge during a Policy Year.

     Transfer Right for Change in Investment Policy of a Separate Account or Subaccount. If the investment policy of a Separate Account or Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Separate Account or Subaccount to another Separate Account or Subaccount or to the Guaranteed Account without a transfer charge and without having such transfer count toward the twelve transfers permitted without charge during a Policy Year.

     Telephone Transfers. Transfers will be made upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone transfer privileges at any time for any class of policies, for any reason. PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to authorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.

     Automatic Asset Rebalancing. Automatic Asset Rebalancing is a feature which, if elected, authorizes periodic transfers of Policy Account Values among the Separate Accounts or Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the application or at any time after the policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time. Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the Separate Accounts is less than $1,000. PMLIC reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason.

     Dollar Cost Averaging. Dollar Cost Averaging is a program which, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Separate Account or Subaccount to any other Separate Account or Subaccounts or the Guaranteed Account. Transfers may not come from the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short term market fluctuations. PMLIC, however, makes no guarantee that Dollar Cost Averaging will result in a profit or protect against loss.

     Dollar Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Separate Account or Subaccount: 6 months -- $3,000; 12 months -- $6,000; 18 months -- $9,000; 24 months -- $12,000; 30 months -- $15,000; 36 months -- $18,000. At least $500 must be transferred from the Separate Account or Subaccount each month. The amount required to be allocated to the Separate Account or Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Separate Account or Subaccount from the other Separate Accounts or Subaccounts or from the Guaranteed Account (See "Transfers from Guaranteed Account."). Each monthly transfer is split among the Separate Accounts or Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a policy loan is outstanding.

     Dollar Cost Averaging may be elected in the application or by completing an election form and returning it to PMLIC by the beginning of the month. When an election form is received, Dollar Cost Averaging will commence on the first Policy Processing Day after the later of (a) the Policy Date; (b) the end of the 15-day period when premiums are allocated to the Money Market Separate Account in certain states; and (c) when the Separate Account or Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.

     Once Dollar Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or (a) a policy loan is requested, (b) the policy goes into the grace period, or (c) there is insufficient value in the Separate Account or Subaccount to make the transfer. The Owner may instruct PMLIC in writing to cancel Dollar-Cost Averaging transfers at any time.

     Transfers made under the Dollar Cost Averaging program do not count toward the twelve transfers permitted each Policy Year without imposing the Transfer Charge. PMLIC reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.

FREE-LOOK PRIVILEGES

     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until 10 days after the Owner receives the Policy. Upon giving written notice of cancellation and returning the Policy to PMLIC's Service Center, to one of PMLIC's other offices, or to the PMLIC representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PMLIC at its Service Center or the PMLIC representative through whom the Policy was purchased; (ii) any Premium Expense Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the accounts; and
(iv) any mortality and expense risk charges deducted from the value of the net assets of the Separate Accounts. A refund of all premiums paid is made for any Policy delivered in a state that requires such a refund.

LOAN PRIVILEGES

     General. The Owner may at any time after the Issue Date borrow money from PMLIC using the Policy Account Value as the security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While at least one Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

     Interest Rate Charged. Interest is charged on Policy loans at an effective annual rate of 6%. Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bear interest at the same rate. Unpaid interest is allocated based on the Owner's written instructions. If there are no written instructions or the Policy Account Value in the specified Separate Accounts or Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account Value and the Value of the Separate Accounts or Subaccounts under a Policy bear to the total unloaned Policy Account Value.

     Allocation of Loans and Collateral. PMLIC will allocate the amount of a Policy loan among the Separate Accounts or Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Separate Accounts or Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made or to the Separate Accounts or Subaccounts based on the percentages you specify at the time the loan is made.

     The amount of collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4% which is earned to such Policy Anniversary. PMLIC will deduct the collateral for the loan from each account based on the allocation described in the preceding paragraph and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

     Interest Credited to Loan Account. As long as the Policy is in force, PMLIC credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is paid added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. PMLIC currently credits 4.50% interest annually to the amount in the Loan Account until the Policy's 15th anniversary, and 5.50% annually thereafter.

     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Separate Accounts or Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Separate Accounts or Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

     Loan Repayments. An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, PMLIC will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan is allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the monthly deduction due. (See "Policy Duration.")

     Tax Considerations. Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts.") Depending upon the investment performance of the Separate Accounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Distributions from Policies Not Classified as Modified Endowment Contracts.")

SURRENDER PRIVILEGE

     At any time before the earlier of the death of the last surviving Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is determined by PMLIC as of the date it receives, at its Service Center, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PMLIC at its Service Center. A surrender may have adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

PARTIAL WITHDRAWAL PRIVILEGE

     After the first Policy Year, at any time before the earlier of the death of the last surviving Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of surrender charges.

     The withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in the Separate Accounts or any Subaccount and the Guaranteed Account Value bear to the total unloaned Policy Account Value, or are allocated to such Separate Accounts or Subaccounts as the Owner specifies at the time of the withdrawal.

     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options.")

     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for the younger Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the Owner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975 ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the Owner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The
     Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the Owner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 +
     $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, The Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the Owner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000
     ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance.") A request for partial withdrawal may not be allowed if, or to the extent that such withdrawal would reduce the Face Amount below the Minimum Face

Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PMLIC will not allow such partial withdrawal.

     A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences. (See "Tax Treatment of Policy Benefits.")

                             CHARGES AND DEDUCTIONS

     Charges will be deducted in connection with the Policy to compensate PMLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the contracts.

PREMIUM EXPENSE CHARGE

     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of:

     Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state but range from 0% to 4%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insureds' residence. No Premium tax charge is deducted in jurisdictions that impose no premium tax.

     Percent of Premium Charge. A percent of premium charge not to exceed 6% is deducted from each premium payment to partially compensate PMLIC for federal taxes and the cost of selling the Policy. Currently, PMLIC deducts 6% of each premium payment in the first 15 Policy years and 1.5% percent from each premium payment thereafter.

SURRENDER CHARGES

     A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 15th Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 15th Policy Year.

     This surrender charge is designed partially to compensate PMLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records and Policy issue. PMLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.

     Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

                                         CHARGE PER $1,000
POLICY YEAR                                 FACE AMOUNT
-----------                              -----------------
1-11.................................          $5.00
12...................................           4.00
13...................................           3.00
14...................................           2.00
15...................................           1.00
16+..................................              0

     The actual Deferred Administrative Charge is the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.

     Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. During Policy Years 1 through 11, this maximum equals a percentage of the Target Premium for the Initial Face Amount (shown below). It equals 80% of this maximum during Policy Year 12, 60% during Policy Year 13, 40% during Policy Year 14, 20% during Policy Year 15, and 0% during Policy Years 16 and later. The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 30% of all premiums actually paid to the date of surrender or lapse, less any Deferred Sales Charge previously paid at the time of a prior decrease in Face Amount.

                JOINT                   MAXIMUM DEFERRED SALES CHARGE
              EQUAL AGE                     (% OF TARGET PREMIUM)
              ---------                 -----------------------------
25-71.................................               60%
 72-73................................               50
 74-75................................               40
 76-78................................               30
 79-83................................               20
 84-85................................               10

     Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction is determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. Where a decrease causes a partial reduction in the Face Amount, a proportionate share of the Surrender Charge will be deducted.

     Allocation of Surrender Charges. The Surrender Charge will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Separate Accounts, Subaccounts, and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) monthly administrative charges, (c) initial administrative charges, and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Separate Accounts, Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PMLIC pursuant to the Owner's written request. If PMLIC cannot make a monthly deduction on the basis of the allocation schedule then in effect, PMLIC makes the deduction based on the proportion that the Owner's Guaranteed Account Value and the value in the Owner's Separate Accounts and Subaccounts bear to the total unloaned Policy Account Value.

     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value.

     In calculating the cost of insurance charge, the rate based on each Insured's Premium Class on the Policy Date is applied to the Net Amount at Risk for the Face Amount. Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

     Cost of Insurance Rate. The cost of insurance rate is based on the Attained Age, Sex, Premium Class of each Insured and Duration. The actual monthly cost on insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on each Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners

Standard Ordinary Smoker and Nonsmoker Mortality Table. Any change in the cost of insurance rates will apply to all pairs of Insureds of the same Attained, Age, Sex, Premium Class and Duration.

     Premium Class. The Premium Class of the Insureds will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, Insureds in the standard class will have a lower cost of insurance than Insureds in a class with extra ratings. The standard Premium Class is divided into three categories: smoker, nonsmoker and preferred. Nonsmoking pairs of Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as standard nonsmokers.

     Initial Administrative Charge. An Initial Administrative Charge of $17.50 plus an amount per $1,000 of Face Amount (shown below) is deducted from Policy Account Value on the Policy Date and on each of the next eleven Policy Processing Days.

                         INITIAL ADMINISTRATIVE CHARGE

                     $0.11 per $1,000 on the first million of face amount $0.09 per $1,000 on the next million of face amount $0.07 per $1,000 on the next million of face amount $0.05 per $1,000 on the next million of face amount $0.03 per $1,000 on the next million of face amount 0 on the excess face amount over $5 million

     Monthly Administrative Charges. A Monthly Administrative Charge (presently $7.50 plus $.01 per $1,000 of Face Amount) is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 plus $.03 per $1,000 of Face Amount per month. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.

PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PMLIC for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE

     After 12 transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PMLIC for the costs of processing such transfers.

     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Separate Account to other Separate Accounts or Subaccounts. These transfers will not count against the 12 free transfers in any Policy Year.

MORTALITY AND EXPENSE RISK CHARGE

     A daily charge will be deducted from the value of the net assets of the Separate Accounts and Subaccounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.75% (or a daily rate of .002055%) of the average daily net assets of each Separate Account or Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Separate Account or Subaccount. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy. (See "Special Policy Account Value Credit")

     If the mortality and expense risk charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

OTHER CHARGES

     The Separate Accounts and Subaccounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Fund's Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund. More detailed information is contained in the Funds Prospectuses which are attached to or accompany this Prospectus.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PMLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PMLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PMLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PMLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for prospective Owners' information and have not been reviewed by the SEC. However, such disclosures may be subject to certain general applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PMLIC's General Account, PMLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PMLIC's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PMLIC intends to credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PMLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PMLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PMLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Accounts or Subaccounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

     PMLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

     Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months. (See "Payment of Policy Benefits.")

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Separate Accounts or Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account if the value of such account exceeds $1,000 or, if less, then the entire Guaranteed Account Value may be transferred on the applicable Policy Anniversary. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PMLIC receives the written request at its Service Center.

                            OTHER POLICY PROVISIONS

BENEFIT PAYABLE ON FINAL POLICY DATE

     If one of the Insureds is living on the Final Policy Date (at the younger Insured's Attained Age 100), PMLIC will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

PAYMENT OF POLICY BENEFITS

     Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of both Insureds' deaths at its Service Center and all other requirements are satisfied. Insurance proceeds will be paid in a single sum unless an alternative settlement option has been selected.

     If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

     Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PMLIC's Service Center in a form satisfactory to PMLIC.

     Generally, the amount of a payment from the Separate Accounts or Subaccounts will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's or Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. As to amounts allocated to the Guaranteed Account, PMLIC may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after PMLIC receives a written request at its Service Center. PMLIC will allow interest, at a rate of 3% a year, on any payment PMLIC defers for 30 days or more as described above.

     The Owner may decide the form in which proceeds will be paid. Before the death of the last surviving Insured, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option. If the Beneficiary is changed, any prior arrangements with respect to the Payment Option will be canceled.

THE POLICY

     The Policy and the application(s) attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. PMLIC assumes that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. PMLIC relies on those statements when it issues or changes a Policy. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OWNERSHIP

     The Insureds jointly are the Owner unless a different Owner is named in the application or thereafter changed. After the death of the first Insured, the last surviving Insured is the Owner unless otherwise provided. While both or one of the Insureds is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insureds and Owner are not the same, and the Owner dies while an Insured is still living, these rights will vest in the estate of the Owner, unless otherwise provided.

BENEFICIARY

     The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner before the death of the last surviving Insured by written notice to PMLIC. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the last surviving Insured's death are payable in a single sum to the estate of the last surviving Insured.

CHANGE OF OWNER OR BENEFICIARY

     As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not one of the Insureds is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences. (see "Tax Treatment of Policy Benefits.")

SPLIT DOLLAR ARRANGEMENTS

     The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Insurance Proceeds) are split between the parties. There are different ways of allocating such rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Insurance Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Insurance Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC.

     The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

ASSIGNMENTS

     The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC at its Service Center. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A Beneficiary may not commute, encumber, or alienate Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. To the extent permitted by applicable laws, no right or benefit under the Policy will be subject to claims of creditors, except as may be provided by assignment.

MISSTATEMENT OF AGE AND SEX

     If the age or sex of either Insured has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.

SUICIDE

     PMLIC's liability is limited to payment of a sum equal to the premiums paid less any Policy loan, and accrued interest on such loan, and any partial withdrawals, if:

     (a) both Insureds commit suicide within 2 years of the Policy Issue Date (except where state law requires a shorter period) and within 90 days of each other; or

     (b) the last surviving Insured dies by suicide within such 2 year period and within 90 days of the death of the first of the Insured's to die; or

     (c) the last surviving Insured lives for more than 90 days beyond the date that the first Insured's death occurred by suicide and does not exchange the Policy as described below.

     During the 90 day period following the date that the first Insured dies by suicide, the surviving Insured may exchange the Policy, without evidence of insurability, for a permanent life policy issued by PMLIC on the life of the surviving Insured. The Policy Issue Date for the new policy will be the 91st day after the date of the first Insured's death. In the event that one of the Insured's commits suicide within 2 years of the Policy Issue Date and the surviving Insured does not exercise this exchange right, coverage under the Policy will end on the 91st day following such death.

     If one of the Insureds commits suicide within 2 years of the Policy Issue Date (or shorter period required by state law) and the surviving Insured dies, other than by suicide, within 90 days of the date of the first death, PMLIC will pay the Insurance Proceeds to the Beneficiary.

     If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PMLIC will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.

CONTESTABILITY

     PMLIC has the right to contest the validity of a Policy based on material misstatements made in the application for the Policy or a change. However, PMLIC will not contest the Policy (or any change) after it (or the change) has been in force during each Insured's lifetime for two years.

SETTLEMENT OPTIONS

     In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. A guaranteed interest rate of 3% per year applies to all Options. Additional interest may be declared each year by PMLIC in its sole discretion. The options are briefly described below. Please refer to the Policy for more details.

     Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at 12, 6, 3, or 1 month intervals, as elected at a rate of at least 3% per year.

     Installments of a Specified Amount Option. Payable in equal installments of the amount elected with PMLIC's consent at 12, 6, 3, or 1 month intervals, as elected until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

     Installments for a Specified Period Option. Payable in the number of equal monthly installments set forth in the election. Payments may be increased by additional interest which would increase the installments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

     Joint and Survivor Life Income. Payable in equal monthly installments, with a number of instalments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

                             SUPPLEMENTARY BENEFITS

     The following riders offer supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the monthly deduction.

     Disability Waiver Benefit. A Disability Waiver Benefit rider provides that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PMLIC will apply a premium payment to the Policy on each Policy Processing Day during the first five Policy Years (the amount of the payment will be based on the Minimum Annual Premium). PMLIC will also waive all monthly deductions after the commencement of and during the continuance of such total disability after the first five Policy Years.

     Policy Split Option. Under this rider, the Owner(s) may exchange the Policy for two individual permanent life insurance policies, one on the life of each of the Insureds, by making a Written Request to us within 180 days of one of the following events:

     1. a court of competent jurisdiction issues a final divorce decree with respect to the marriage of the Insureds; or

     2. federal law with regard to estate taxes is changed so as to remove the unlimited marital deduction or reduce by 50% or more, the estate taxes payable on death.

     If the Policy is owned jointly by two Owners, both must agree to exercise the rider. PMLIC requires satisfactory evidence of insurability as to both Insureds before issuing the individual policies. In the event that one of the Insureds cannot provide satisfactory evidence of insurability, an individual policy may be issued on the other Insured and one-half of the Net Cash Surrender Value of the Policy may be distributed to the Owner(s) in lieu of a second individual policy. Similarly, if two joint Owners are the Insureds and one of them does not agree to exercise the exchange provided by this rider, then he or she may take one-half (or other appropriate portion based on relative ownership) of the Net Cash Surrender Value of the Policy in lieu of a second individual policy.

     If the rider is exercised, the Policy will terminate and the individual policies will become effective as of the Policy Processing Day following the later of the date that (1) Written Request is made for the exchange, or (2) PMLIC approves the exchange. This date shall also be the Policy Date for the individual policies. Any Policy Debt under the Policy is extinguished as of the date of the exchange.

     The two individual policies shall each have a cash value equal to 50% of the Policy's final Policy Account Value less 50% of any policy loan (including accrued interest). The face amount of each individual policy will be at least 50% of the Policy's final Face Amount and never less than the stated minimum face amount as of the date of the exchange.

     After the exchange, the Owner(s) may return an individual policy for a refund under the cancellation period provision in such policy. The refund shall not exceed 50% of the Net Cash Surrender Value of the Policy plus premiums paid in connection with the individual policy.

     The rider terminates upon the earliest of: (1) the Policy Processing Date on or following the day that we receive a Written Request to exchange under this rider, (2) the date of death of the first Insured to die under the Policy, (3) the date as of which we receive a Written Request to cancel this rider, (4) the Policy Anniversary when the older Insured reaches Attained Age 81, or (5) the date as of which the Policy is surrendered.

     Change of Insured. A Change of Insured rider permits the Owner to change one of the Insureds, subject to certain conditions and evidence of insurability. The Monthly Deduction for the cost of insurance is adjusted to that for the New Insured and remaining Insured as of the effective date of the change.

     Four Year Survivorship Term Life Insurance. The Policy may include a Four Year Survivorship Term rider which provides additional term insurance during the first four Policy Years upon due proof of the death of both Insureds. The amount of this term insurance is 1.25 multiplied by the Face Amount of the Policy.

     Convertible Term Life Insurance. A Convertible Term Life Insurance rider(s) provides additional term insurance on either or both insureds. This rider will terminate at the earlier of attained age 100 (80 in New York) of the covered Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy Date Extension rider, the Convertible Term Life Insurance rider will terminate on the original maturity date.

     Guaranteed Minimum Death Benefit. A Guaranteed Minimum Death Benefit rider provides a guarantee that if the cumulative premiums paid less partial withdrawals and outstanding loans exceed the cumulative minimum premiums to date, the Policy will not lapse prior to the end of the Death Benefit Guarantee Period shown on page 3 of the Policy Schedule. If the rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Face Amount in force under the Policy. The rider and the additional Monthly Deduction will terminate: (1) upon written request; (2) upon surrender or other termination of the Policy; or (3) at the expiration of the Death Benefit Guarantee Period. The Guaranteed Minimum Death Benefit rider and the Convertible Term Life Insurance rider may not be issued on the same Policy.

     Final Policy Date Extension. A Final Policy Date Extension rider extends the Final Policy Date of a Policy 20 years from the original Final Policy Date. It may only be added on or after the anniversary nearest the younger insured's 90th birthday. There is no charge for adding this rider. The death benefit after the original Final Policy Date will be the Policy Account Value. All other riders attached and in effect on the original Final Policy Date will terminate on the original Final Policy Date.

     The tax consequences of (1) adding a Final Policy Date Extension rider to the Policy, and (2) the Policy continuing in force after the younger Insured's 100th birthday are uncertain. Prospective Owners and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.

                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, PMLIC believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, PMLIC may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and the Policy Account Value and the narrow investment objective of certain Portfolios, have not been explicitly addressed in published rulings. While PMLIC believes that the Policies do not give Owners investment control over Separate Account assets, PMLIC reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

     In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PMLIC believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

     Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     - All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     - Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and withdrawals.

     - A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

     Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

     Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax adviser as to the tax consequences.

     Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Taxation of Policy Split. The Policy Split Option Rider permits a Policy to be split into two other permanent life policies upon the occurrence of a divorce of the joint insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Section 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax adviser regarding the possible consequences of a policy split.

BUSINESS USES OF THE POLICY

     Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

POSSIBLE TAX LAW CHANGES

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

PMLIC'S TAXES

     Under current Federal income tax law, PMLIC is not taxed on the Separate Accounts' operations. Thus, currently PMLIC does not deduct charges from the Separate Accounts for its Federal income taxes. PMLIC reserves the right to charge the Separate Accounts for any future Federal income taxes that it may incur.

     Under current laws in several states, PMLIC may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and PMLIC is not currently charging for them. If they increase, PMLIC may deduct charges for such taxes.

                                 VOTING RIGHTS

     All of the assets held in the Growth, Money Market, Bond, Aggressive Growth, and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Separate Account or Subaccount for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account or Subaccount for which instructions are received.

     Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as Owners vote.

     If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.

                   CHANGES TO THE SEPARATE ACCOUNTS OR FUNDS

CHANGES TO SEPARATE ACCOUNT OPERATIONS

     The voting rights described in this Prospectus are created under applicable Federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such changed laws or regulations.

     PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another Separate Account or vice versa, (2) to create additional separate accounts, (3) to create additional Subaccounts, or combine or remove Subaccounts from the Variable Account or to create other separate accounts, or to combine any two or more Separate Accounts or Subaccounts, (4) to operate one or more of the Separate Accounts or Subaccounts as a management investment company under the 1940 Act, or in any other form permitted by law; (5) to deregister the unit investment trust under the 1940 Act; and (6) to modify the provisions of the Policies to comply with applicable laws.

CHANGES TO AVAILABLE PORTFOLIOS

     It is possible that PMLIC may determine that one or more of the Portfolios may become unsuitable for investment by the corresponding Separate Account or Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another Portfolio or of a Portfolio of a Fund not currently available under the Policies. If required by law, the approval of the SEC and possibly one or more state insurance departments would be obtained.

     Each of the Funds sells its shares to the Variable Account in accordance with the terms of a participation agreement between it and PMLIC. The termination provisions of those agreements vary. Should an agreement between PMLIC and a Fund terminate, the Variable Account will not be able to purchase additional shares of that Fund. In that event, Owners would no longer be able to allocate Policy Account Value or Net Premium Payments to Subaccounts investing in Portfolios of that Fund. Additionally, in certain circumstances, it is possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. In such an event, PMLIC will not be able to honor requests of Owners to allocate their Policy Account Value or Net Premium Payments to Subaccounts investing in shares of Portfolios of that Fund.

TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          Market Street Fund, Inc. This agreement provides for termination: (1) on one year's advance notice by any party; (2) at PMLIC's option if shares of the Fund are not reasonably available to meet the requirements of the Contracts; (3) at the option of the Fund or PMLIC if certain enforcement proceedings are instituted against the other; (4) upon receipt of regulatory approvals and/or the vote of the Owners of Contracts to substitute shares of another mutual fund; (5) at PMLIC's option if the Fund ceases to qualify as a regulated investment company under the Code or fails to meet the diversification requirements thereunder; (6) at the option of PMLIC or the Fund upon a determination that an irreconcilable material conflict exists between Owners of variable insurance products of all the separate accounts or the interests of participating insurance companies investing in the Fund; (7) at the option of PMLIC if it has withdrawn the Variable Account's investment in the Fund; (8) at the option of PMLIC if PMLIC has withdrawn the Account or Accounts investment in the Fund because a particular state insurance regulator's decision applicable to the PMLIC conflicts with the majority of other state insurance regulators; (9) at the option of the PMLIC if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, or under any successor or similar provision, or if the PMLIC reasonably believes that the Fund may fail to so qualify;
     (10) at the option of the PMLIC if the Fund fails to meet the diversification requirements specified in Article VI hereof; or (11) at the option of any party upon another party's material breach of any provision of the agreement.

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PMLIC in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PMLIC in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PMLIC if shares are not reasonably available; 7) by PMLIC if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PMLIC if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PMLIC has suffered a material adverse change in its business, operation, financial condition or prospects.

          Variable Insurance Products Fund and Variable Insurance Products Fund
     II. These agreements provide for termination (1) on six months' advance notice by any party; (2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the contracts; (3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or fails to meet the diversification requirements thereunder; (4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is the subject to material adverse publicity; (5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity; or (6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its contracts; (7) by PMLIC by written notice to the Fund and its principal underwriter with respect to any portfolio in the event that such portfolio ceases to qualify as a regulated investment company under Subchapter M of the Code of under any successor or similar provision, or if the PMLIC reasonably believes that the PMLIC may fail to so qualify; (8) termination by PMLIC by written notice to the Fund and its principal underwriter with respect to any portfolio in the event that such portfolio fails to meet specified diversification requirements.

          Neuberger Berman Advisers Management Trust. This Agreement may be terminated by either party on six months' written notice to the other.

          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Worldwide Insurance Trust ("Van Eck Trust") provides for termination (1) by PMLIC, Van Eck Trust or Van Eck Trust's Distributor upon six months prior written notice; (2) at the option of PMLIC, if Fund shares are not available for any reason to meet the requirements of Contracts as determined by PMLIC, reasonable advance notice of election to terminate shall be furnished by PMLIC; (3) at the option of PMLIC, the Fund or its principal underwriter, upon institution of formal proceedings against the broker-dealer marketing the Contracts, the Variable Accounts, PMLIC or the Fund by any regulatory body; (4) upon a decision by PMLIC, in accordance with regulations of the SEC, to substitute Fund shares with the shares of Contracts for which the shares have been selected to serve as the underlying investment medium PMLIC on 60 days' written notice replace Fund shares; (5) upon assignment of the agreement unless made with the written consent of each other party; (6) in the event Fund shares are not registered, issued or sold in conformance with Federal law or such law precludes the use of Fund shares as an underlying investment medium of Contracts issued or to be issued by PMLIC;

     (7) at the option of PMLIC by written notice to the Fund and its principal underwriter with respect to any portfolio in the event that such portfolio fails to meet specified diversification requirements or if reasonably believes that the portfolio may fail to meet either of those requirements;
     (8) at the option of PMLIC by written notice to the Fund and its principal underwriter, if PMLIC shall determine, in its sole judgement exercised in good faith, that the Fund or its principal underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or (9) at the option of the Fund or its principal underwriter by written notice to PMLIC, if the Fund or its principal underwriter shall determine, in its sole judgement exercised in good faith, that the Fund or underwriter has suffered a material adverse change in its business operations, financial conditions or prospects since the date of this Agreement or is the subject of material adverse publicity; or in the event that formal proceedings are initiated against the other party by the SEC or another regulator, 2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law or such law precludes the use of Trust shares, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are not longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) by PMLIC if a Portfolio fails to meet the diversification and other requirements of the Internal Revenue Code, or PMLIC reasonably believes it may fail to do so, or 5) upon assignment of the agreement unless both parties agree to the assignment in writing.

                        OFFICERS AND DIRECTORS OF PMLIC

                                                            PRINCIPAL OCCUPATION
          NAME AND POSITION*                             DURING THE PAST FIVE YEARS
          ------------------                             --------------------------
Robert W. Kloss
  President, Chief Executive
Officer and Director...................  1996 to present -- President and Chief Executive Officer of PMLIC; 1994-1996 -- President and Chief Operating
                                         Officer of PMLIC; 1986-1994 -- President and Chief
                                         Executive Officer of Covenant Life Insurance Company.

Edward R. Book
  Director.............................  1995 to present -- Past-President and Consultant of Travel
  342 Lake Meade Drive                   Industry Association of America; 1996-1997 -- President of
  Berlin, PA 17316                       USA National Tourism Organization, Inc.;
                                         1989-1994 -- President of Travel Industry Association of
                                         America.

Dorothy M. Brown
  Director.............................  1999 to present -- Educational Consultant of The Kaludis
  16 Meredith Road                       Consulting Group; 1998-1999 -- Interim President of
  Wynnewood, PA 19096                    Allegheny University; 1994-1998 -- Educational Consultant
                                         of Kaludis Consulting Group; 1992-1994 -- Interim
                                         President of the Pennsylvania Academy of the Fine Arts.

Robert J. Casale
  Director.............................  1997 to present -- Executive Consultant of Automatic Data
  2 Journal Square                       Processing, Inc.; 1988-1997 -- Group President/Brokerage
  Jersey City, NJ 07306                  Information Services Group of Automatic Data Processing
                                         Inc.

Nicholas DeBenedictis
  Director.............................  1993 to present -- Chairman of Philadelphia Suburban
  Philadelphia Suburban Corp.            Corporation.
  762 Lancaster Avenue
  Bryn Mawr, PA 19010

Philip C. Herr, II
  Director.............................  1961 to present -- Partner of Herr, Potts & Herr.
  Herr, Potts & Herr
  Strafford Office Building,
  Building #4
  175 Strafford Avenue, Suite 314
  Wayne, PA 19087

J. Richard Jones
  Director.............................  1998 to present -- Executive Managing Director
  1800 JFK Boulevard                     Insignia/ESG Jackson-Cross; 1981-1998 -- President and
  10th Floor                             Chief Executive Officer of Jackson-Cross Company.
  Philadelphia, PA 19103

John P. Neafsey
  Director.............................  1993 to present -- President of JN Associates.
  13 Valley Road
  So. Norwalk, CT 06854

Charles L. Orr
  Director.............................  1993 to present -- President and Chief Executive Officer
  Shaklee Corporation                    of Shaklee Corporation.
  Shaklee Terraces
  444 Market Street
  San Francisco, CA 94111

Donald A. Scott
  Director.............................  1998 to present -- Counsel, Morgan, Lewis and Bockius,
  714 West Mt. Airy Avenue               LLP; 1964-1998 -- Partner of Morgan, Lewis and Bockius,
  Philadelphia, PA 19119                 LLP.

                                                            PRINCIPAL OCCUPATION
          NAME AND POSITION*                             DURING THE PAST FIVE YEARS
          ------------------                             --------------------------
John J. F. Sherrerd
  Director.............................  1996 to present -- Corporate Director and Private
  One Tower Bridge                       Investor, Sherrerd & Company; 1969-1995 -- Partner of
  West Conshohocken, PA 19428            Miller, Anderson & Sherrerd.

Harold A. Sorgenti
  Director.............................  1997 to present -- General Partner at Sorgenti, Investment
  Mellon Center, Suite 1313              Partners; 1998 to present -- Chairman & CEO, SpecChem
  1735 Market Street                     International Holdings, LLC 1991-1997 -- Partner of The
  Philadelphia, PA 19103                 Freedom Group Partnership.

Alan F. Hinkle
  Executive Vice President
  and Chief Actuary....................  1996 to present -- Executive Vice President and Chief
                                         Actuary of PMLIC; 1974-1996 -- Vice President and
                                         Individual Actuary.

James G. Potter, Jr.
  Executive Vice President,
  General Counsel and Secretary........  1997 to present -- Executive Vice President, General
                                         Counsel & Secretary of PMLIC; 1989-1997 -- Chief Legal
                                         Officer of Prudential Banks.

Joan C. Tucker
  Executive Vice President,
  Corporate Operations.................  1996 to present -- Executive Vice President, Corporate
                                         Operations at PMLIC; 1996-Senior Vice President, Insurance
                                         Operations of PMLIC; 1993-1996 -- Vice President
                                         Individual Insurance Operations at PMLIC.

Mary Lynn Finelli
  Executive Vice President
  and Chief Financial Officer..........  1996 to present -- Executive Vice President and Chief
                                         Financial Officer of PMLIC; 1986-1996 -- Vice President
                                         and Controller of PMLIC.

Mehran Assadi
  Executive Vice President
  and Chief Information Officer........  1998 to present -- Executive Vice President and Chief
                                         Information Officer of PMLIC; 1982-1998 -- Vice President,
                                         Technology and Business Development at St. Paul Company.

Linda M. Springer
  Vice President and Controller........  1996 to present -- Vice President and controller of PMLIC;
                                         1995-1996 -- Assistant Vice President and Actuary of
                                         PMLIC; 1992-1995 -- Actuary of PMLIC.

Rosanne Gatta
  Vice President and Treasurer.........  1994 to present -- Vice President and Treasurer of PMLIC;
                                         1985-1994 -- Assistant Vice President and Treasurer of
                                         PMLIC.

---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     A Fidelity Bond in the amount of $20 million covering PMLIC's officers and employees has been issued by Reliance Insurance Company.

                            DISTRIBUTION OF POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is 300 Continental Drive, Suite 3 South, Newark, Delaware 19713, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 was organized under the Laws of Pennsylvania on January 22, 1969, and is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement to which the Separate Accounts, 1717 and PMLIC are parties. 1717 retains no compensation as principal underwriter of the Policies. 1717 is also the principal underwriter of variable annuity contracts issued by Providentmutual Life and Annuity Company of America.

     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PMLIC. PMLIC will refund any premiums paid if a Policy ultimately is not issued (including cases where temporary insurance coverage is provided) or will refund the applicable amount if the Policy is returned under the Free-Look provision.

     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. Agent commissions will not be more than 5% of premiums paid for Policy Years 2 through 10. Agents may also receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value, depending upon the circumstances. The annual renewal compensation will be computed on the Policy Anniversary beginning at the end of the second Policy Year. Agents may also receive expense allowances or bonuses. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the first Policy Year.

                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Separate Account, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PMLIC plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Subaccount of a Separate Account to another (excluding automatic rebalancing of Policy Account Value), the taking a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment
Plan). An Owner may request that a similar report be prepared at other times. PMLIC may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

     An Owner will be sent a semi-annual report containing the financial statements of each Portfolio in which he or she is invested.

                            PREPARING FOR YEAR 2000

     Like all financial services providers, PMLIC and its affiliates utilize systems that may be affected by Year 2000 transition issues and they rely on service providers, including banks, custodians, administrators, and investment managers that also may be affected. PMLIC and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on PMLIC and its affiliates. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. PMLIC and its affiliates currently anticipate that their systems will be Year 2000 compliant on or about December 31, 1999 but there can be no assurance that PMLIC will be successful, or that interaction with other service providers will not impair PMLIC's or its affiliates' services at that time.

                                STATE REGULATION

     PMLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations. There is litigation regarding the proposed conversion. (See Appendix C.)

                               LEGAL PROCEEDINGS

     PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that as of the date of this Prospectus there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or PMLIC.

                                    EXPERTS

     The audited Financial Statements listed on Page F-1, have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

                                 LEGAL MATTERS

     Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided advice relating to certain aspects of federal securities law applicable to the issue and sale of the Policies. James G. Potter, Jr., Esq., General Counsel of Provident Mutual Life Insurance Company, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                  DEFINITIONS

ATTAINED AGE..................   The Issue Age for each Insured plus the number
                                 of full Policy Years since the Policy Date.

BENEFICIARY...................   The person(s) or entity(ies) designated to
                                 receive all or some of the Insurance Proceeds when the last surviving Insured dies. The
                                 Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the last surviving Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE..........   The Policy Account Value minus any applicable
                                 Surrender Charge.

DEATH BENEFIT.................   Under Option A, the greater of the Face Amount
                                 or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account
                                 Value on the date of death, or a percentage of the Policy Account Value on the date of death.

DURATION......................   The number of full years the insurance has been
                                 in force measured from the Policy Date.

FACE AMOUNT...................   The Initial Face Amount minus any decreases in
                                 Face Amount.

FINAL POLICY DATE.............   The Policy Anniversary nearest the younger
                                 Insured's Attained Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if either Insured is living. The Policy will end on the Final Policy
                                 Date.

GRACE PERIOD..................   The 61-day period allowed for payment of a
                                 premium following the date PMLIC mails notice of the amount required to keep the Policy in force.

INITIAL FACE AMOUNT...........   The Face Amount of the Policy on the Issue
                                 Date. The Face Amount may be decreased after issue.

INSURANCE PROCEEDS............   The net amount to be paid to the Beneficiary
                                 when the last surviving Insured dies.

INSUREDS......................   The persons upon whose lives the Policy is
                                 issued.

ISSUE AGE.....................   The age of each Insured at his or her birthday
                                 nearest the Policy Date. The Issue Ages are stated in the Policy.

JOINT EQUAL AGE...............   An age aligned to the two Insureds which PMLIC
                                 actuarially determines based on the Issue Age of each Insured.

LOAN ACCOUNT..................   The account to which the collateral for the
                                 amount of any Policy loan is transferred from the Separate Accounts, Subaccounts and/or the Guaranteed Account.

MINIMUM ANNUAL PREMIUM........   The annual amount which is used to determine
                                 the Minimum Guarantee Premium. This amount is stated in each Policy.

MINIMUM FACE AMOUNT...........   The Minimum Face Amount is $100,000.

MINIMUM GUARANTEE PREMIUM.....   The Minimum Annual Premium multiplied by the
                                 number of months since the Policy Date
                                 (including the current month) divided by 12.

MINIMUM INITIAL PREMIUM.......   Equal to the Minimum Annual Premium multiplied
                                 by the following factor for the specified premium mode at issue: Annual -- 1.0;
                                 Semi-annual -- 0.5; Quarterly -- 0.25;
                                 Monthly -- 0.167.

MONTHLY DEDUCTIONS............   The amount deducted from the Policy Account
                                 Value on each Policy Processing Day. It
                                 includes the Monthly Administrative Charge, the Initial Administrative Charge, the Monthly Cost of Insurance Charge, and the monthly cost of any benefits provided by riders.

NET AMOUNT AT RISK............   The amount by which the Death Benefit exceeds
                                 the Policy Account Value.

NET CASH SURRENDER VALUE......   The Cash Surrender Value minus any outstanding
                                 Policy loans and accrued interest.

NET PREMIUMS..................   The remainder of a premium after the deduction
                                 of the Premium Expense Charge.

OWNER.........................   The person(s) or entity(ies) entitled to
                                 exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM......   The premium amount which the Owner plans to pay
                                 at the frequency selected. The Owner is
                                 entitled to receive a reminder notice and change the amount of the Planned Periodic
                                 Premium. The Owner is not required to pay the Planned Periodic Premium.

POLICY ACCOUNT VALUE..........   The sum of the Policy's values in the Separate
                                 Accounts, the Guaranteed Account, and the Loan
                                 Account.

POLICY ANNIVERSARY............   The same day and month as the Policy Date in
                                 each later year.

POLICY DATE...................   The date set forth in the Policy that is used
                                 to determine Policy Years and Policy Processing
                                 Days. The Policy Date is generally the same as the Issue Date but may be another date mutually agreed upon by PMLIC and the proposed Insured.

POLICY ISSUE DATE.............   The date on which the Policy is issued. It is
                                 used to measure suicide and contestable
                                 periods.

POLICY PROCESSING DAY.........   The day in each calendar month which is the
                                 same day of the month as the Policy Date. The first Policy Processing Day is the Policy Date.

POLICY YEAR...................   A year that starts on the Policy Date or on a
                                 Policy Anniversary.

PREMIUM CLASS.................   The classification of the Insureds for cost of
                                 insurance purposes. The classes are: standard;
                                 standard with extra rating, non-smoker;
                                 nonsmoker with extra rating, and preferred.

PREMIUM EXPENSE CHARGE........   The amount deducted from a premium payment
                                 which consists of the Premium Tax Charge and the Percent of Premium Charge.

SPECIAL POLICY ACCOUNT VALUE
CREDIT........................   An amount that is added to the Policy Value in
                                 the Separate Accounts or Subaccounts on any Policy processing day after the Policy has been in force for at least 15 years or when the Policy Account Value equals or exceeds
                                 $500,000.

SUBACCOUNT....................   A division of the Provident Mutual Variable
                                 Separate Account. The assets of each Subaccount are invested exclusively in a corresponding
                                 Portfolio that is part of one of the Funds.

SURRENDER CHARGE..............   The amount deducted from the Policy Account
                                 Value upon lapse or surrender of the Policy during the first 15 Policy Years. A pro-rata
                                 Surrender Charge will be deducted upon a decrease in the Initial Face Amount during the first 15 Policy Years. The Maximum Surrender
                                 Charge is shown in the Policy.

TARGET PREMIUM................   An amount of premium payments, based on the
                                 Initial Face Amount and Joint Equal Age of the
                                 Insureds, used to compute Surrender Charges.

VALUATION DAY.................   Each day that the New York Stock Exchange is
                                 open for business and any other day on which there is a sufficient degree of trading with respect to a Separate Account's portfolio of securities to materially affect the value of that Separate Account.

VALUATION PERIOD..............   The time between two successive Valuation Days.
                                 Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

                              FINANCIAL STATEMENTS

     The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.

                         INDEX TO FINANCIAL STATEMENTS

Provident Mutual Variable Growth Separate Account, Provident
  Mutual Variable Money Market Separate Account, Provident
  Mutual Variable Bond Separate Account, Provident Mutual
  Variable Managed Separate Account, Provident Mutual
  Variable Zero Coupon Bond Separate Account, Provident
  Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account
  and Provident Mutual Variable Separate Account.
Report of Independent Accountants...........................    F-2
     Statements of Assets and Liabilities, December 31,
      1998..................................................    F-3
     Statements of Operations for the Years Ended December
      31, 1998, 1997 and 1996...............................    F-9
     Statements of Changes in Net Assets for the Years Ended
      December 31, 1998, 1997, and 1996.....................   F-25
     Notes to Financial Statements..........................   F-41
     Statements of Assets and Liabilities, June 30, 1999
      (unaudited)...........................................   F-61
     Statements of Operations for the Six Months Ended June
      30, 1999 (unaudited)..................................   F-67
     Statements of Changes in Net Assets for the Six Months
      Ended June 30, 1999
       (unaudited)..........................................   F-73
     Notes to Interim Unaudited Condensed Financial
      Statements............................................   F-79
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants......................   F-91
     Consolidated Statements of Financial Condition,
      December 31, 1998 and 1997............................   F-92
     Consolidated Statements of Operations for the Years
      Ended December 31, 1998, 1997 and 1996................   F-93
     Consolidated Statements of Equity for the Years Ended
      December 31, 1998, 1997 and 1996......................   F-94
     Consolidated Statements of Cash Flows for the Years
      Ended December 31, 1998, 1997 and 1996................   F-95
     Notes to Consolidated Financial Statements.............   F-96
     Condensed Consolidated Statement of Financial
      Condition, June 30, 1999 (unaudited)..................  F-111
     Condensed Consolidated Statement of Operations for the
      Six Months Ended June 30, 1999 (unaudited)............  F-112
     Condensed Consolidated Statement of Equity for the Six
      Months Ended June 30, 1999 (unaudited)................  F-113
     Condensed Consolidated Statement of Cash Flows for the
      Six Months Ended June 30, 1999 (unaudited)............  F-114
     Notes to Interim Unaudited Condensed Consolidated
      Financial Statements..................................  F-115

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company

In our opinion, the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable, comprising twenty-nine subaccounts, hereafter collectively referred to as the ("Separate Accounts")) and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the Separate Accounts at December 31, 1998, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of the Separate Accounts; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the transfer agents, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 26, 1999

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                            MONEY                                  AGGRESSIVE
                                             GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                            SEPARATE      SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                            ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund,
Inc., at market value:
  Growth Portfolio......................  $231,851,679
  Money Market Portfolio................                 $30,943,288
  Bond Portfolio........................                               $15,358,404
  Managed Portfolio.....................                                             $41,054,533
  Aggressive Growth Portfolio...........                                                           $38,952,929
  International Portfolio...............                                                                          $43,955,061
Dividends receivable....................                     125,259
Receivable from Provident Mutual Life
  Insurance Company.....................                   1,853,985
                                          ------------   -----------   -----------   -----------   -----------    -----------
Total Assets............................   231,851,679    32,922,532    15,358,404    41,054,533    38,952,929     43,955,061
                                          ------------   -----------   -----------   -----------   -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company.....................       119,196                      16,436        21,560
                                          ------------   -----------   -----------   -----------   -----------    -----------
NET ASSETS..............................  $231,732,483   $32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                          ============   ===========   ===========   ===========   ===========    ===========
Held for the benefit of policyholders...  $231,616,771   $32,846,709   $15,306,118   $40,957,846   $38,867,670    $43,882,724
Attributable to Provident Mutual Life
  Insurance Company.....................       115,712        75,823        35,850        75,127        85,259         72,337
                                          ------------   -----------   -----------   -----------   -----------    -----------
                                          $231,732,483   $32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                          ============   ===========   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at market value:
  All Pro Large Cap Growth Portfolio........................  $4,269,333
  All Pro Large Cap Value Portfolio.........................               $3,495,676
  All Pro Small Cap Growth Portfolio........................                            $4,537,359
  All Pro Small Cap Value Portfolio.........................                                         $3,153,886
Receivable from Provident Mutual Life Insurance Company.....                               30,000
                                                              ----------   ----------   ----------   ----------
NET ASSETS..................................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========
Held for the benefit of policyholders.......................  $4,204,339   $3,466,078   $4,538,305   $3,123,304
Attributable to Provident Mutual Life Insurance Company.....     64,994       29,598       29,054        30,582
                                                              ----------   ----------   ----------   ----------
                                                              $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................    $12,448,796
Receivable from Provident Mutual Life Insurance Company.....        140,496
                                                                -----------
NET ASSETS..................................................    $12,589,292
                                                                ===========
Held for the benefit of policyholders.......................    $12,532,506
Attributable to Provident Mutual Life Insurance Company.....         56,786
                                                                -----------
                                                                $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                   FIDELITY                  FIDELITY
                                              EQUITY-       FIDELITY       HIGH       FIDELITY       ASSET       FIDELITY
                                               INCOME        GROWTH       INCOME      OVERSEAS      MANAGER     INDEX 500
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio.................  $121,049,822
  Growth Portfolio........................                $168,739,937
  High Income Portfolio...................                              $18,909,708
  Overseas Portfolio......................                                           $34,695,793
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio.................                                                        $50,171,333
  Index 500 Portfolio.....................                                                                     $130,785,727
                                            ------------  ------------  -----------  -----------  -----------  ------------
NET ASSETS................................  $121,049,822  $168,739,937  $18,909,708  $34,695,793  $50,171,333  $130,785,727
                                            ============  ============  ===========  ===========  ===========  ============
Held for the benefit of policyholders.....  $121,007,599  $168,638,344  $18,873,226  $34,624,408  $50,101,608  $130,732,808
Attributable to Provident Mutual Life
  Insurance Company.......................        42,223       101,593       36,482       71,385       69,725        52,919
                                            ------------  ------------  -----------  -----------  -----------  ------------
                                            $121,049,822  $168,739,937  $18,909,708  $34,695,793  $50,171,333  $130,785,727
                                            ============  ============  ===========  ===========  ===========  ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     NEUBERGER
                                             FIDELITY                   NEUBERGER     NEUBERGER      & BERMAN      NEUBERGER
                                            INVESTMENT     FIDELITY      & BERMAN     & BERMAN        LIMITED       & BERMAN
                                            GRADE BOND    CONTRAFUND     BALANCED      GROWTH      MATURITY BOND    PARTNERS
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund II, at market value:
  Investment Grade Bond Portfolio.........  $13,990,631
  Contrafund Portfolio....................                $46,177,083
Investment in the Neuberger & Berman
  Advisers Management Trust, at market
  value:
  Balanced Portfolio......................                              $7,496,735
  Growth Portfolio........................                                           $30,177,810
  Limited Maturity Bond Portfolio.........                                                          $6,584,164
  Partners Portfolio......................                                                                         $1,721,436
                                            -----------   -----------   ----------   -----------    ----------     ----------
NET ASSETS................................  $13,990,631   $46,177,083   $7,496,735   $30,177,810    $6,584,164     $1,721,436
                                            ===========   ===========   ==========   ===========    ==========     ==========
Held for the benefit of policyholders.....  $13,976,219   $46,145,432   $7,453,681   $30,129,705    $6,551,606     $1,697,998
Attributable to Provident Mutual Life
  Insurance Company.......................      14,412         31,651      43,054         48,105        32,558         23,438
                                            -----------   -----------   ----------   -----------    ----------     ----------
                                            $13,990,631   $46,177,083   $7,496,735   $30,177,810    $6,584,164     $1,721,436
                                            ===========   ===========   ==========   ===========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                              AMERICAN                                 VAN ECK      VAN ECK         ALGER
                                             CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE    WORLDWIDE       AMERICAN
                                              CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING       REAL          SMALL
                                            APPRECIATION      BOND      HARD ASSETS    MARKETS       ESTATE     CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in American Century Variable
  Portfolios, Inc., at market value:
  American Century VP Capital Appreciation
    Portfolio.............................   $7,579,347
Investment in the Van Eck Worldwide
  Insurance Trust, at market value:
  Van Eck Worldwide Bond Portfolio........                 $5,706,713
  Van Eck Worldwide Hard Assets
    Portfolio.............................                              $2,068,288
  Van Eck Worldwide Emerging Markets
    Portfolio.............................                                            $6,233,056
  Van Eck Worldwide Real Estate
    Portfolio.............................                                                          $441,930
Investment in the Alger American Fund, at
  market value:
  Alger American Small Capitalization
    Portfolio.............................                                                                       $28,994,535
                                             ----------    ----------   ----------    ----------    --------     -----------
NET ASSETS................................   $7,579,347    $5,706,713   $2,068,288    $6,233,056    $441,930     $28,994,535
                                             ==========    ==========   ==========    ==========    ========     ===========
Held for the benefit of policyholders.....   $7,547,518    $5,680,732   $2,039,915    $6,174,839    $417,733     $28,938,135
Attributable to Provident Mutual Life
  Insurance Company.......................       31,829       25,981        28,373       58,217       24,197          56,400
                                             ----------    ----------   ----------    ----------    --------     -----------
                                             $7,579,347    $5,706,713   $2,068,288    $6,233,056    $441,930     $28,994,535
                                             ==========    ==========   ==========    ==========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                AGGRESSIVE
                                                GROWTH        MARKET        BOND       MANAGED       GROWTH      INTERNATIONAL
                                               SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE       SEPARATE
                                                ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................  $ 3,379,864   $1,332,049   $  820,143   $1,224,452   $   281,744    $  296,331
EXPENSES
Mortality and expense risks.................    1,369,021      176,853       95,234      243,226       251,275       296,668
Operating expense reimbursement.............       (4,864)                   (1,300)
                                              -----------   ----------   ----------   ----------   -----------    ----------
Total expenses..............................    1,364,157      176,853       93,934      243,226       251,275       296,668
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net investment income.......................    2,015,707    1,155,196      726,209      981,226        30,469          (337)
                                              -----------   ----------   ----------   ----------   -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested......   27,569,753                     2,080    1,742,752     2,689,649     2,692,126
Net realized gain (loss) from redemption of
  investment shares.........................    3,562,099                   (13,248)     807,777     1,378,531       557,059
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized gain (loss) on investments.....   31,131,852                   (11,168)   2,550,529     4,068,180     3,249,185
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation of investments:
  Beginning of year.........................   49,936,122                   545,131    8,084,445     9,124,521     3,573,814
  End of year...............................   43,642,825                   888,223    8,871,564     7,593,499     3,974,294
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net unrealized appreciation (depreciation)
  of investments during the year............   (6,293,297)                  343,092      787,119    (1,531,022)      400,480
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net realized and unrealized gain on
  investments...............................   24,838,555                   331,924    3,337,648     2,537,158     3,649,665
                                              -----------   ----------   ----------   ----------   -----------    ----------
Net increase in net assets resulting from
  operations................................  $26,854,262   $1,155,196   $1,058,133   $4,318,874   $ 2,567,627    $3,649,328
                                              ===========   ==========   ==========   ==========   ===========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...................................................
EXPENSES
Mortality and expense risks.................................   $ 10,444     $  7,828     $  8,535     $  6,110
                                                               --------     --------     --------     --------
Total expenses..............................................     10,444        7,828        8,535        6,110
                                                               --------     --------     --------     --------
Net investment loss.........................................    (10,444)      (7,828)      (8,535)      (6,110)
                                                               --------     --------     --------     --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested......................
Net realized gain (loss) from redemption of investment
  shares....................................................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)     (65,921)
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments:
  Beginning of year.........................................
  End of year...............................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798       13,283
                                                               --------     --------     --------     --------
Net realized and unrealized gain (loss) on investments......    625,955      141,723      327,902      (52,638)
                                                               --------     --------     --------     --------
Net increase (decrease) in net assets resulting from
  operations................................................   $615,511     $133,895     $319,367     $(58,748)
                                                               ========     ========     ========     ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   73,516
Asset charge................................................         26,330
                                                                 ----------
Net investment loss.........................................        (99,846)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        570,514
                                                                 ----------
Net realized gain on investments............................        570,514
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................      1,354,882
  End of year...............................................      2,163,181
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                 ----------
Net realized and unrealized gain on investments.............      1,378,813
                                                                 ----------
Net increase in net assets resulting from operations........     $1,278,967
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                    FIDELITY                   FIDELITY
                                               EQUITY-      FIDELITY        HIGH        FIDELITY      ASSET       FIDELITY
                                               INCOME        GROWTH        INCOME       OVERSEAS     MANAGER      INDEX 500
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $ 1,342,651   $   570,939   $ 1,128,406   $ 501,316    $1,342,461   $   902,884
EXPENSES
Mortality and expense risks................      750,572       927,027       129,187     208,755      318,489        693,688
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net investment income (loss)...............      592,079      (356,088)      999,219     292,561    1,023,972        209,196
                                             -----------   -----------   -----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....    4,778,257    14,934,573       717,008   1,477,561    4,027,382      2,091,239
Net realized gain from redemption of
  investment shares........................    2,849,171     5,521,995       132,632   1,720,249      834,620      1,946,503
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized gain on investments...........    7,627,428    20,456,568       849,640   3,197,810    4,862,002      4,037,742
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   20,932,815    27,530,683     1,485,682   2,054,866    7,028,980     15,712,282
  End of year..............................   23,637,997    52,781,625    (1,380,446)  1,662,167    7,302,249     35,771,600
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net unrealized appreciation (depreciation)
  of investments during the year...........    2,705,182    25,250,942    (2,866,128)   (392,699)     273,269     20,059,318
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net realized and unrealized gain (loss) on
  investments..............................   10,332,610    45,707,510    (2,016,488)  2,805,111    5,135,271     24,097,060
                                             -----------   -----------   -----------   ----------   ----------   -----------
Net increase (decrease) in net assets
  resulting from operations................  $10,924,689   $45,351,422   $(1,017,269)  $3,097,672   $6,159,243   $24,306,256
                                             ===========   ===========   ===========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                 NEUBERGER &   NEUBERGER &    NEUBERGER &     NEUBERGER &
                                         INVESTMENT    FIDELITY      BERMAN        BERMAN      BERMAN LIMITED     BERMAN
                                         GRADE BOND   CONTRAFUND    BALANCED       GROWTH      MATURITY BOND     PARTNERS
                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................   $399,467    $ 185,502    $  156,692                     $277,191
EXPENSES
Mortality and expense risks............     73,292      238,056        48,283    $  192,792         36,204        $ 3,466
                                          --------    ----------   ----------    -----------      --------        -------
Net investment income (loss)...........    326,175      (52,554)      108,409      (192,792)       240,987         (3,466)
                                          --------    ----------   ----------    -----------      --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................     47,394    1,364,768     1,100,579     7,126,749
Net realized gain (loss) from
  redemption of investment shares......    133,347    2,635,800      (109,169)      268,551        (32,935)        (5,901)
                                          --------    ----------   ----------    -----------      --------        -------
Net realized gain (loss) on
  investments..........................    180,741    4,000,568       991,410     7,395,300        (32,935)        (5,901)
                                          --------    ----------   ----------    -----------      --------        -------
Net unrealized appreciation of
  investments:
  Beginning of year....................    401,371    3,332,605       595,317     4,238,015         86,785
  End of year..........................    688,242    8,740,185       277,919       829,761         56,889         62,679
                                          --------    ----------   ----------    -----------      --------        -------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    286,871    5,407,580      (317,398)   (3,408,254)       (29,896)        62,679
                                          --------    ----------   ----------    -----------      --------        -------
Net realized and unrealized gain (loss)
  on investments.......................    467,612    9,408,148       674,012     3,987,046        (62,831)        56,778
                                          --------    ----------   ----------    -----------      --------        -------
Net increase in net assets resulting
  from operations......................   $793,787    $9,355,594   $  782,421    $3,794,254       $178,156        $53,312
                                          ========    ==========   ==========    ===========      ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                  $ 40,647    $   16,113    $    54,397
EXPENSES
Mortality and expense risks................  $    53,235       34,811        16,990         43,590    $  1,150       $  159,984
                                             -----------     --------    -----------   -----------    --------       ----------
Net investment income (loss)...............      (53,235)       5,836          (877)        10,807      (1,150)        (159,984)
                                             -----------     --------    -----------   -----------    --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....      422,956                    395,670         48,353                    2,950,817
Net realized gain (loss) from redemption of
  investment shares........................     (698,102)      38,421      (213,306)      (421,210)     (8,482)         199,222
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized gain (loss) on investments....     (275,146)      38,421       182,364       (372,857)     (8,482)       3,150,039
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................   (1,024,766)      61,527       (31,204)    (1,437,453)                   1,324,974
  End of year..............................     (901,802)     590,559    (1,136,100)    (3,646,142)    (12,423)       1,898,815
                                             -----------     --------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments during the year...........      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)         573,841
                                             -----------     --------    -----------   -----------    --------       ----------
Net realized and unrealized gain (loss) on
  investments..............................     (152,182)     567,453      (922,532)    (2,581,546)    (20,905)       3,723,880
                                             -----------     --------    -----------   -----------    --------       ----------
Net increase (decrease) in net assets
  resulting from operations................  $  (205,417)    $573,289    $ (923,409)   $(2,570,739)   $(22,055)      $3,563,896
                                             ===========     ========    ===========   ===========    ========       ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                               MONEY                                AGGRESSIVE
                                                 GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                                SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                                 ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................................  $ 3,927,765   $1,265,663   $  727,891   $1,112,725   $  248,042    $  268,402
EXPENSES
Mortality and expense risks..................    1,171,607      170,118       78,010      208,655      202,951       251,580
Operating expense reimbursement..............       (3,041)         (40)      (1,390)
                                               -----------   ----------   ----------   ----------   ----------    ----------
Total expenses...............................    1,168,566      170,078       76,620      208,655      202,951       251,580
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net investment income........................    2,759,199    1,095,585      651,271      904,070       45,091        16,822
                                               -----------   ----------   ----------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.......   19,579,907                                242,281       49,195     2,101,304
Net realized gain (loss) from redemption of
  investment shares..........................    4,127,983                    (7,292)     956,474      577,435       504,035
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized gain (loss) on investments......   23,707,890                    (7,292)   1,198,755      626,630     2,605,339
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments:
  Beginning of year..........................   36,782,658                   143,144    4,034,365    4,227,761     3,295,188
  End of year................................   49,936,122                   545,131    8,084,445    9,124,521     3,573,814
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of investments
  during the year............................   13,153,464                   401,987    4,050,080    4,896,760       278,626
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net realized and unrealized gain on
  investments................................   36,861,354                   394,695    5,248,835    5,523,390     2,883,965
                                               -----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets resulting from
  operations.................................  $39,620,553   $1,095,585   $1,045,966   $6,152,905   $5,568,481    $2,900,787
                                               ===========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   47,810
Asset charge................................................         17,446
                                                                 ----------
Net investment loss.........................................        (65,256)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        240,323
                                                                 ----------
Net realized gain on investments............................        240,323
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................        744,136
  End of year...............................................      1,354,882
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net realized and unrealized gain on investments.............        851,069
                                                                 ----------
Net increase in net assets resulting from operations........     $  785,813
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                    FIDELITY                  FIDELITY
                                                     EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME        GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $ 1,044,885   $   527,324   $ 626,782    $ 290,204    $1,122,466   $   358,610
EXPENSES
Mortality and expense risks......................      533,228       649,048      80,380      144,312      255,690        355,997
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net investment income (loss).....................      511,657      (121,724)    546,402      145,892      866,776          2,613
                                                   -----------   -----------   ----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...........    5,253,449     2,887,725      77,467    1,152,021    2,815,676        727,665
Net realized gain from redemption of investment
  shares.........................................      965,614     1,224,507     123,771      156,064      391,666        814,167
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized gain on investments.................    6,219,063     4,112,232     201,238    1,308,085    3,207,342      1,541,832
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments:
  Beginning of year..............................    9,654,194    12,974,029     471,856    1,745,917    4,535,884      4,431,677
  End of year....................................   20,932,815    27,530,683   1,485,682    2,054,866    7,028,980     15,712,282
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of investments during
  the year.......................................   11,278,621    14,556,654   1,013,826      308,949    2,493,096     11,280,605
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net realized and unrealized gain on
  investments....................................   17,497,684    18,668,886   1,215,064    1,617,034    5,700,438     12,822,437
                                                   -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets resulting from
  operations.....................................  $18,009,341   $18,547,162   $1,761,466   $1,762,926   $6,567,214   $12,825,050
                                                   ===========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                     INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..........................................   $307,980    $  64,609     $ 77,242                     $153,994
EXPENSES
Mortality and expense risks........................     43,496      116,135       36,171    $ 146,708          23,036
                                                      --------    ----------    --------    ----------       --------
Net investment income (loss).......................    264,484      (51,526)      41,071     (146,708)        130,958
                                                      --------    ----------    --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.............                 170,752      198,255    1,531,297
Net realized gain (loss) from redemption of
  investment shares................................      2,841      199,925      106,220      611,229          (6,752)
                                                      --------    ----------    --------    ----------       --------
Net realized gain (loss) on investments............      2,841      370,677      304,475    2,142,526          (6,752)
                                                      --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments:
  Beginning of year................................    155,266      477,324       71,201    1,243,267          19,157
  End of year......................................    401,371    3,332,605      595,317    4,238,015          86,785
                                                      --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments during
  the year.........................................    246,105    2,855,281      524,116    2,994,748          67,628
                                                      --------    ----------    --------    ----------       --------
Net realized and unrealized gain on investments....    248,946    3,225,958      828,591    5,137,274          60,876
                                                      --------    ----------    --------    ----------       --------
Net increase in net assets resulting from
  operations.......................................   $513,430    $3,174,432    $869,662    $4,990,566       $191,834
                                                      ========    ==========    ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                               VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                           AMERICAN                                  VAN ECK
                                                          CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                           CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                         APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................................                  $105,223     $  45,568    $     9,541
EXPENSES
Mortality and expense risks............................  $    56,416       25,359        12,555         31,122     $   90,562
                                                         -----------     --------     ---------    -----------     ----------
Net investment income (loss)...........................      (56,416)      79,864        33,013        (21,581)       (90,562)
                                                         -----------     --------     ---------    -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain distributions reinvested.................      171,163                     33,634                       449,342
Net realized gain (loss) from redemption of investment
  shares...............................................      (90,120)      12,516        61,163         82,065         11,202
                                                         -----------     --------     ---------    -----------     ----------
Net realized gain on investments.......................       81,043       12,516        94,797         82,065        460,544
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year....................................     (633,726)      70,532       187,278         90,708        173,011
  End of year..........................................   (1,024,766)      61,527       (31,204)    (1,437,453)     1,324,974
                                                         -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments during the year..........................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                         -----------     --------     ---------    -----------     ----------
Net realized and unrealized gain (loss) on
  investments..........................................     (309,997)       3,511      (123,685)    (1,446,096)     1,612,507
                                                         -----------     --------     ---------    -----------     ----------
Net increase (decrease) in net assets resulting from
  operations...........................................  $  (366,413)    $ 83,375     $ (90,672)   $(1,467,677)    $1,521,945
                                                         ===========     ========     =========    ===========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                MONEY                               AGGRESSIVE
                                                  GROWTH        MARKET       BOND       MANAGED       GROWTH     INTERNATIONAL
                                                 SEPARATE      SEPARATE    SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                                  ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................................  $ 4,325,341   $1,024,420   $ 606,893   $1,018,010   $  206,506    $  289,229
EXPENSES
Mortality and expense risks...................      954,536      141,194      66,990      179,326      151,081       191,387
Operating expense reimbursement...............       (3,491)        (146)     (1,087)
                                                -----------   ----------   ---------   ----------   ----------    ----------
Total expenses................................      951,045      141,048      65,903      179,326      151,081       191,387
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net investment income.........................    3,374,296      883,372     540,990      838,684       55,425        97,842
                                                -----------   ----------   ---------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested........    6,799,388                             1,102,736    2,080,731     1,172,472
Net realized gain (loss) from redemption of
  investment shares...........................    3,053,590                   (2,425)     628,270      460,172       273,023
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net realized gain (loss) on investments.......    9,852,978                   (2,425)   1,731,006    2,540,903     1,445,495
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year...........................   23,244,683                  443,614    3,562,768    2,711,686     2,138,159
  End of year.................................   36,782,658                  143,144    4,034,365    4,227,761     3,295,188
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net unrealized appreciation (depreciation) of
  investments during the year.................   13,537,975                 (300,470)     471,597    1,516,075     1,157,029
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net realized and unrealized gain (loss) on
  investments.................................   23,390,953                 (302,895)   2,202,603    4,056,978     2,602,524
                                                -----------   ----------   ---------   ----------   ----------    ----------
Net increase in net assets resulting from
  operations..................................  $26,765,249   $  883,372   $ 238,095   $3,041,287   $4,112,403    $2,700,366
                                                ===========   ==========   =========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................   $   4,977       $  33,364
Asset charge................................................       1,982          12,204
                                                               ---------       ---------
Net investment loss.........................................      (6,959)        (45,568)
                                                               ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......     230,886         132,042
                                                               ---------       ---------
Net realized gain on investments............................     230,886         132,042
                                                               ---------       ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     195,315         910,239
  End of year...............................................                     744,136
                                                               ---------       ---------
Net unrealized depreciation of investments during the
  year......................................................    (195,315)       (166,103)
                                                               ---------       ---------
Net realized and unrealized gain (loss) on investments......      35,571         (34,061)
                                                               ---------       ---------
Net increase (decrease) in net assets resulting from
  operations................................................   $  28,612       $ (79,629)
                                                               =========       =========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                  FIDELITY                  FIDELITY
                                                    EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                                     INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $  55,034    $ 133,186     $289,256    $ 105,244    $ 989,396    $  114,956
EXPENSES
Mortality and expense risks......................    324,906      435,364       40,586       83,411      196,306       106,980
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net investment income (loss).....................   (269,872)    (302,178)     248,670       21,833      793,090         7,976
                                                   ----------   ----------    --------    ----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...........  1,577,632    3,362,939       56,594      115,769      815,818       295,601
Net realized gain from redemption of investment
  shares.........................................    292,479      461,027      136,266       72,206       42,369       108,595
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net realized gain on investments.................  1,870,111    3,823,966      192,860      187,975      858,187       404,196
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of investments:
  Beginning of year..............................  5,231,207    8,695,334      207,596      502,338    2,425,055     1,377,575
  End of year....................................  9,654,194    12,974,029     471,856    1,745,917    4,535,884     4,431,677
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of investments during
  the year.......................................  4,422,987    4,278,695      264,260    1,243,579    2,110,829     3,054,102
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net realized and unrealized gain on
  investments....................................  6,293,098    8,102,661      457,120    1,431,554    2,969,016     3,458,298
                                                   ----------   ----------    --------    ----------   ----------   ----------
Net increase in net assets resulting from
  operations.....................................  $6,023,226   $7,800,483    $705,790    $1,453,387   $3,762,106   $3,466,274
                                                   ==========   ==========    ========    ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                                    FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                                   INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                                   GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................   $122,049                  $ 79,943    $   4,468        $111,448
EXPENSES
Mortality and expense risks......................     40,295     $  9,544       27,615       98,600          11,344
                                                    --------     --------     --------    ----------       --------
Net investment income (loss).....................     81,754       (9,544)      52,328      (94,132)        100,104
                                                    --------     --------     --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested...........                              444,565    1,045,605
Net realized gain (loss) from redemption of
  investment shares..............................     34,895        3,778       14,849       96,798          (8,673)
                                                    --------     --------     --------    ----------       --------
Net realized gain (loss) on investments..........     34,895        3,778      459,414    1,142,403          (8,673)
                                                    --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..............................    173,631                   337,802    1,140,571          44,695
  End of year....................................    155,266      477,324       71,201    1,243,267          19,157
                                                    --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation) of
  investments during the year....................    (18,365)     477,324     (266,601)     102,696         (25,538)
                                                    --------     --------     --------    ----------       --------
Net realized and unrealized gain (loss) on
  investments....................................     16,530      481,102      192,813    1,245,099         (34,211)
                                                    --------     --------     --------    ----------       --------
Net increase in net assets resulting from
  operations.....................................   $ 98,284     $471,558     $245,141    $1,150,967       $ 65,893
                                                    ========     ========     ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                  VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                       TCI       WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                     GROWTH         BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................                 $65,988       $ 12,742      $   219        $    95
EXPENSES
Mortality and expense risks......................  $    49,667     15,456         10,810        4,045         17,365
                                                   -----------    -------       --------      -------        -------
Net investment income (loss).....................      (49,667)    50,532          1,932       (3,826)       (17,270)
                                                   -----------    -------       --------      -------        -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested...........      728,835                    12,496
Net realized gain (loss) from redemption of
  investment shares..............................      127,215     20,012         40,140          470        (59,161)
                                                   -----------    -------       --------      -------        -------
Net realized gain (loss) on investments..........      856,050     20,012         52,636          470        (59,161)
                                                   -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year..............................      584,114     70,122         65,442
  End of year....................................     (633,726)    70,532        187,278       90,708        173,011
                                                   -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation) of
  investments during the year....................   (1,217,840)       410        121,836       90,708        173,011
                                                   -----------    -------       --------      -------        -------
Net realized and unrealized gain (loss) on
  investments....................................     (361,790)    20,422        174,472       91,178        113,850
                                                   -----------    -------       --------      -------        -------
Net increase (decrease) in net assets resulting
  from operations................................  $  (411,457)   $70,954       $176,404      $87,352        $96,580
                                                   ===========    =======       ========      =======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..............  $  2,015,707   $  1,155,196   $   726,209   $   981,226   $    30,469    $      (337)
Net realized gain (loss) on investments...    31,131,852                      (11,168)    2,550,529     4,068,180      3,249,185
Net unrealized appreciation (depreciation)
  of investments during the year..........    (6,293,297)                     343,092       787,119    (1,531,022)       400,480
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    26,854,262      1,155,196     1,058,133     4,318,874     2,567,627      3,649,328
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,487,988     42,570,677     3,219,583     5,309,169     8,253,971      9,038,100
Cost of insurance and administrative
  charges.................................   (11,790,141)    (4,378,001)   (1,242,032)   (2,278,565)   (2,885,869)    (3,272,446)
Surrenders and forfeitures................   (10,126,139)    (1,249,337)     (749,106)   (1,714,811)   (1,487,419)    (1,684,922)
Transfers between investment portfolios...    (4,250,025)   (27,362,632)     (267,299)       85,860    (1,510,108)    (1,968,516)
Net withdrawals due to policy loans.......    (3,633,955)      (704,376)      (54,451)     (593,757)     (764,231)      (536,465)
Withdrawals due to death benefits.........      (366,282)       (11,907)      (13,393)     (116,767)       (3,286)       (32,142)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,678,554)     8,864,424       893,302       691,129     1,603,058      1,543,609
                                            ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual Life
  Insurance Company.......................      (225,000)       (90,000)      (90,000)     (150,000)     (145,000)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets..............    24,950,708      9,929,620     1,861,435     4,860,003     4,025,685      5,192,937
NET ASSETS
  Beginning of year.......................   206,781,775     22,992,912    13,480,533    36,172,970    34,927,244     38,762,124
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $231,732,483   $ 32,922,532   $15,341,968   $41,032,973   $38,952,929    $43,955,061
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                              LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $ (10,444)   $  (7,828)   $  (8,535)   $   (6,110)
Net realized gain (loss) on investments.....................    114,538        1,976      (75,896)      (65,921)
Net unrealized appreciation of investments during the
  year......................................................    511,417      139,747      403,798        13,283
                                                              ----------   ----------   ----------   ----------
Net increase (decrease) in net assets from operations.......    615,511      133,895      319,367       (58,748)
                                                              ----------   ----------   ----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................    725,893      525,241      411,183       435,729
Cost of insurance and administrative charges................   (130,570)    (104,161)    (102,177)      (82,507)
Surrenders and forfeitures..................................    (25,602)     (12,569)     (16,057)      (10,719)
Transfers between investment portfolios.....................  3,077,201    2,946,905    3,944,529     2,851,353
Net withdrawals due to policy loans.........................    (18,029)     (13,665)     (11,262)       (6,094)
Withdrawals due to death benefits...........................        (71)      (4,970)      (3,224)         (128)
                                                              ----------   ----------   ----------   ----------
Net increase in net assets derived from policy
  transactions..............................................  3,628,822    3,336,781    4,222,992     3,187,634
                                                              ----------   ----------   ----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................     25,000       25,000       25,000        25,000
                                                              ----------   ----------   ----------   ----------

Total increase in net assets................................  4,269,333    3,495,676    4,567,359     3,153,886
NET ASSETS
  Beginning of year.........................................         --           --           --            --
                                                              ----------   ----------   ----------   ----------
  End of year...............................................  $4,269,333   $3,495,676   $4,567,359   $3,153,886
                                                              ==========   ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $   (99,846)
Net realized gain on investments............................        570,514
Net unrealized appreciation of investments during the
  year......................................................        808,299
                                                                -----------
Net increase in net assets from operations..................      1,278,967
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,832,198
Cost of insurance and administrative charges................       (969,558)
Surrenders and forfeitures..................................       (429,018)
Transfers between investment portfolios.....................      1,324,943
Net repayments due to policy loans..........................         34,044
Withdrawals due to death benefits...........................        (19,270)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................      2,773,339
                                                                -----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................       (105,000)
                                                                -----------
Total increase in net assets................................      3,947,306
NET ASSETS
  Beginning of year.........................................      8,641,986
                                                                -----------
  End of year...............................................    $12,589,292
                                                                ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $    592,079   $   (356,088)  $   999,219   $   292,561   $ 1,023,972   $    209,196
Net realized gain on investments...........     7,627,428     20,456,568       849,640     3,197,810     4,862,002      4,037,742
Net unrealized appreciation (depreciation)
  of investments during the year...........     2,705,182     25,250,942    (2,866,128)     (392,699)      273,269     20,059,318
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase (decrease) in net assets from
  operations...............................    10,924,689     45,351,422    (1,017,269)    3,097,672     6,159,243     24,306,256
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    27,977,450     31,856,978     5,041,566     8,709,088     8,574,753     36,145,166
Cost of insurance and administrative
  charges..................................    (9,325,323)   (10,947,922)   (1,559,923)   (2,449,969)   (3,512,324)    (9,903,927)
Surrenders and forfeitures.................    (3,383,688)    (3,590,928)     (374,107)     (760,286)   (1,937,981)    (2,610,441)
Transfers between investment portfolios....     2,645,244     (1,393,335)    1,625,735     2,091,205       293,923     11,705,877
Net withdrawals due to policy loans........    (1,328,279)    (2,014,498)     (101,389)     (371,567)   (1,412,127)      (876,423)
Withdrawals due to death benefits..........      (260,037)       (10,155)       (7,237)      (20,317)      (69,814)       (10,632)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets derived from
  policy transactions......................    16,325,367     13,900,140     4,624,645     7,198,154     1,936,430     34,449,620
                                             ------------   ------------   -----------   -----------   -----------   ------------
Return of capital to Provident Mutual Life
  Insurance Company........................                     (165,000)                                  (85,000)       (35,000)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase in net assets...............    27,250,056     59,086,562     3,607,376    10,295,826     8,010,673     58,720,876
NET ASSETS
  Beginning of year........................    93,799,766    109,653,375    15,302,332    24,399,967    42,160,660     72,064,851
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of year..............................  $121,049,822   $168,739,937   $18,909,708   $34,695,793   $50,171,333   $130,785,727
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                          FIDELITY                   NEUBERGER     NEUBERGER       NEUBERGER       NEUBERGER
                                         INVESTMENT     FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED    & BERMAN
                                         GRADE BOND    CONTRAFUND     BALANCED      GROWTH       MATURITY BOND      PARTNERS
                                         SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...........  $  326,175    $   (52,554)  $ 108,409    $  (192,792)     $  240,987      $   (3,466)
Net realized gain (loss) on
  investments..........................     180,741      4,000,568     991,410      7,395,300         (32,935)         (5,901)
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................     286,871      5,407,580    (317,398)    (3,408,254)        (29,896)         62,679
                                         -----------   -----------   ----------   -----------      ----------      ----------
Net increase in net assets from
  operations...........................     793,787      9,355,594     782,421      3,794,254         178,156          53,312
                                         -----------   -----------   ----------   -----------      ----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............   3,706,491     13,012,021   1,808,394      7,614,497       1,892,852         512,666
Cost of insurance and administrative
  charges..............................    (970,841)    (3,458,508)   (816,326)    (2,663,861)       (385,317)        (75,140)
Surrenders and forfeitures.............    (204,537)      (761,006)   (300,676)      (903,644)       (118,480)        (15,003)
Transfers between investment
  portfolios...........................   2,902,448      2,904,831    (196,593)    (2,357,815)        821,901       1,220,644
Net withdrawals due to policy loans....    (130,121)      (302,099)   (108,962)      (393,122)        (27,411)
Withdrawals due to death benefits......      (4,526)        (5,234)    (17,898)       (28,362)           (520)            (43)
                                         -----------   -----------   ----------   -----------      ----------      ----------
Net increase in net assets derived from
  policy transactions..................   5,298,914     11,390,005     367,939      1,267,693       2,183,025       1,643,124
                                         -----------   -----------   ----------   -----------      ----------      ----------
(Return of capital from) capital
  contribution to Provident Mutual Life
  Insurance Company....................                                (35,000)       (25,000)                         25,000
                                         -----------   -----------   ----------   -----------      ----------      ----------
Total increase in net assets...........   6,092,701     20,745,599   1,115,360      5,036,947       2,361,181       1,721,436
NET ASSETS
  Beginning of year....................   7,897,930     25,431,484   6,381,375     25,140,863       4,222,983
                                         -----------   -----------   ----------   -----------      ----------      ----------
  End of year..........................  $13,990,631   $46,177,083   $7,496,735   $30,177,810      $6,584,164      $1,721,436
                                         ===========   ===========   ==========   ===========      ==========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK      VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    WORLDWIDE    ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        REAL          SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS       ESTATE     CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)..........  $   (53,235)   $   5,836    $     (877)   $    10,807    $ (1,150)    $  (159,984)
Net realized gain (loss) on
  investments.........................     (275,146)      38,421       182,364       (372,857)     (8,482)      3,150,039
Net unrealized appreciation
  (depreciation) of investments during
  the year............................      122,964      529,032    (1,104,896)    (2,208,689)    (12,423)        573,841
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  from operations.....................     (205,417)     573,289      (923,409)    (2,570,739)    (22,055)      3,563,896
                                        -----------    ----------   -----------   -----------    --------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........    2,677,232    1,463,635       869,978      3,517,907      66,543       8,859,577
Cost of insurance and administrative
  charges.............................     (949,325)    (466,749)     (243,816)      (930,984)    (14,501)     (2,479,481)
Surrenders and forfeitures............     (250,766)    (222,795)      (75,816)      (104,943)     (2,855)       (543,395)
Transfers between investment
  portfolios..........................   (2,037,281)      54,538      (330,819)        10,460     379,923       1,167,869
Net withdrawals due to policy loans...      (97,850)     (68,651)      (18,815)       (86,630)        (82)       (292,596)
Withdrawals due to death benefits.....       (1,650)      (3,689)         (183)          (924)        (43)        (14,148)
                                        -----------    ----------   -----------   -----------    --------     -----------
Net increase (decrease) in net assets
  derived from policy transactions....     (659,640)     756,289       200,529      2,404,886     428,985       6,697,826
                                        -----------    ----------   -----------   -----------    --------     -----------
Capital contribution from Provident
  Mutual Life Insurance Company.......       10,000                     10,000         35,000      35,000
                                        -----------    ----------   -----------   -----------    --------     -----------

Total increase (decrease) in net
  assets..............................     (855,057)   1,329,578      (712,880)      (130,853)    441,930      10,261,722
NET ASSETS
  Beginning of year...................    8,434,404    4,377,135     2,781,168      6,363,909                  18,732,813
                                        -----------    ----------   -----------   -----------    --------     -----------
  End of year.........................  $ 7,579,347    $5,706,713   $2,068,288    $ 6,233,056    $441,930     $28,994,535
                                        ===========    ==========   ===========   ===========    ========     ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                              ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.....................  $  2,759,199   $  1,095,585   $   651,271   $   904,070   $    45,091    $    16,822
Net realized gain (loss) on investments...    23,707,890                       (7,292)    1,198,755       626,630      2,605,339
Net unrealized appreciation of investments
  during the year.........................    13,153,464                      401,987     4,050,080     4,896,760        278,626
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations..............................    39,620,553      1,095,585     1,045,966     6,152,905     5,568,481      2,900,787
                                            ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...............    28,779,076     41,392,009     2,883,256     5,061,216     7,652,795      9,275,052
Cost of insurance and administrative
  charges.................................   (11,378,551)    (4,214,952)   (1,049,368)   (2,164,675)   (2,627,095)    (3,135,940)
Surrenders and forfeitures................   (10,450,206)      (893,804)     (421,877)   (1,834,332)   (1,314,144)    (1,656,263)
Transfers between investment portfolios...    (4,245,851)   (38,647,233)       25,947    (1,015,633)      327,609        (19,790)
Net withdrawals due to policy loans.......    (3,880,476)      (348,424)     (150,015)     (428,805)     (565,546)      (566,895)
Withdrawals due to death benefits.........      (453,320)       (10,985)      (23,685)     (113,392)      (12,782)       (25,012)
                                            ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions........    (1,629,328)    (2,723,389)    1,264,258      (495,621)    3,460,837      3,871,152
                                            ------------   ------------   -----------   -----------   -----------    -----------
Total increase (decrease) in net assets...    37,991,225     (1,627,804)    2,310,224     5,657,284     9,029,318      6,771,939
NET ASSETS
  Beginning of year.......................   168,790,550     24,620,716    11,170,309    30,515,686    25,897,926     31,990,185
                                            ------------   ------------   -----------   -----------   -----------    -----------
  End of year.............................  $206,781,775   $ 22,992,912   $13,480,533   $36,172,970   $34,927,244    $38,762,124
                                            ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................     $  (65,256)
Net realized gain on investments............................        240,323
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net increase in net assets from operations..................        785,813
                                                                 ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,330,310
Cost of insurance and administrative charges................       (788,189)
Surrenders and forfeitures..................................       (153,867)
Transfers between investment portfolios.....................        143,804
Net withdrawals due to policy loans.........................        (88,482)
                                                                 ----------
Net increase in net assets derived from policy
  transactions..............................................      1,443,576
                                                                 ----------
Total increase in net assets................................      2,229,389
NET ASSETS
  Beginning of year.........................................      6,412,597
                                                                 ----------
  End of year...............................................     $8,641,986
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                     FIDELITY                    FIDELITY
                                                 EQUITY-       FIDELITY        HIGH        FIDELITY        ASSET       FIDELITY
                                                 INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).................  $   511,657   $   (121,724)  $   546,402   $   145,892   $   866,776   $     2,613
Net realized gain on investments.............    6,219,063      4,112,232       201,238     1,308,085     3,207,342     1,541,832
Net unrealized appreciation of investments
  during the year............................   11,278,621     14,556,654     1,013,826       308,949     2,493,096    11,280,605
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets from operations...   18,009,341     18,547,162     1,761,466     1,762,926     6,567,214    12,825,050
                                               -----------   ------------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..................   23,646,606     29,144,250     3,594,929     6,932,947     8,034,994    23,023,710
Cost of insurance and administrative
  charges....................................   (7,387,112)    (9,463,481)   (1,076,133)   (1,901,779)   (3,249,362)   (5,704,702)
Surrenders and forfeitures...................   (2,364,387)    (3,547,931)     (171,214)     (612,736)   (1,661,468)     (997,451)
Transfers between investment portfolios......    4,047,525       (416,903)    2,763,974     2,738,393     1,079,135    15,621,648
Net withdrawals due to policy loans..........   (1,015,473)    (1,502,812)      (45,505)     (320,179)     (309,555)   (1,042,356)
Withdrawals due to death benefits............      (74,532)       (11,969)       (5,636)       (7,293)      (14,147)      (95,105)
                                               -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions........................   16,852,627     14,201,154     5,060,415     6,829,353     3,879,597    30,805,744
                                               -----------   ------------   -----------   -----------   -----------   -----------
Total increase in net assets.................   34,861,968     32,748,316     6,821,881     8,592,279    10,446,811    43,630,794
NET ASSETS
  Beginning of year..........................   58,937,798     76,905,059     8,480,451    15,807,688    31,713,849    28,434,057
                                               -----------   ------------   -----------   -----------   -----------   -----------
  End of year................................  $93,799,766   $109,653,375   $15,302,332   $24,399,967   $42,160,660   $72,064,851
                                               ===========   ============   ===========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                           VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                                      FIDELITY                  NEUBERGER     NEUBERGER       NEUBERGER
                                                     INVESTMENT    FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED
                                                     GRADE BOND   CONTRAFUND     BALANCED      GROWTH       MATURITY BOND
                                                     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).......................  $ 264,484    $   (51,526)  $  41,071    $  (146,708)     $  130,958
Net realized gain (loss) on investments............      2,841        370,677     304,475      2,142,526          (6,752)
Net unrealized appreciation of investments during
  the year.........................................    246,105      2,855,281     524,116      2,994,748          67,628
                                                     ----------   -----------   ----------   -----------      ----------
Net increase in net assets from operations.........    513,430      3,174,432     869,662      4,990,566         191,834
                                                     ----------   -----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums........................  2,548,565      8,274,186   1,807,306      7,165,598       1,348,185
Cost of insurance and administrative charges.......   (747,877)    (1,798,797)   (639,602)    (2,369,791)       (271,833)
Surrenders and forfeitures.........................   (206,163)      (425,566)   (137,713)      (676,292)        (29,867)
Transfers between investment portfolios............    816,573     10,232,231     (79,543)      (721,651)        482,396
Net withdrawals due to policy loans................    (22,522)      (201,694)    (66,441)      (286,901)        (15,620)
Withdrawals due to death benefits..................     (1,057)        (6,670)                   (13,455)
                                                     ----------   -----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.....................................  2,387,519     16,073,690     884,007      3,097,508       1,513,261
                                                     ----------   -----------   ----------   -----------      ----------
Total increase in net assets.......................  2,900,949     19,248,122   1,753,669      8,088,074       1,705,095
NET ASSETS
  Beginning of year................................  4,996,981      6,183,362   4,627,706     17,052,789       2,517,888
                                                     ----------   -----------   ----------   -----------      ----------
  End of year......................................  $7,897,930   $25,431,484   $6,381,375   $25,140,863      $4,222,983
                                                     ==========   ===========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
                                                      AMERICAN                                  VAN ECK
                                                     CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                      CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                    APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)......................  $   (56,416)   $  79,864    $   33,013    $   (21,581)   $   (90,562)
Net realized gain on investments..................       81,043       12,516        94,797         82,065        460,544
Net unrealized appreciation (depreciation) of
  investments during the year.....................     (391,040)      (9,005)     (218,482)    (1,528,161)     1,151,963
                                                    -----------    ----------   ----------    -----------    -----------
Net increase (decrease) in net assets from
  operations......................................     (366,413)      83,375       (90,672)    (1,467,677)     1,521,945
                                                    -----------    ----------   ----------    -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.......................    3,692,178    1,320,768       883,387      3,474,642      6,837,744
Cost of insurance and administrative charges......   (1,145,513)    (371,619)     (246,420)      (677,362)    (1,662,591)
Surrenders and forfeitures........................     (268,757)    (100,365)      (28,046)       (58,433)      (334,781)
Transfers between investment portfolios...........   (1,462,705)     321,170       539,670      2,962,129      4,643,633
Net withdrawals due to policy loans...............     (101,019)     (20,808)      (32,784)       (81,551)      (221,848)
Withdrawals due to death benefits.................       (5,826)      (2,563)          (19)        (4,220)       (15,361)
                                                    -----------    ----------   ----------    -----------    -----------
Net increase in net assets derived from policy
  transactions....................................      708,358    1,146,583     1,115,788      5,615,205      9,246,796
                                                    -----------    ----------   ----------    -----------    -----------
Total increase in net assets......................      341,945    1,229,958     1,025,116      4,147,528     10,768,741
NET ASSETS
  Beginning of year...............................    8,092,459    3,147,177     1,756,052      2,216,381      7,964,072
                                                    -----------    ----------   ----------    -----------    -----------
  End of year.....................................  $ 8,434,404    $4,377,135   $2,781,168    $ 6,363,909    $18,732,813
                                                    ===========    ==========   ==========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                           MONEY                                   AGGRESSIVE
                                            GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                           SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                           ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income..................  $  3,374,296   $    883,372   $   540,990   $   838,684   $    55,425    $    97,842
Net realized gain (loss) on
  investments..........................     9,852,978                       (2,425)    1,731,006     2,540,903      1,445,495
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................    13,537,975                     (300,470)      471,597     1,516,075      1,157,029
                                         ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations...........................    26,765,249        883,372       238,095     3,041,287     4,112,403      2,700,366
                                         ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums............    30,021,490     38,804,263     2,684,818     5,312,990     7,299,202      8,944,269
Cost of insurance and administrative
  charges..............................   (10,923,039)    (3,577,047)     (907,984)   (2,141,363)   (2,409,140)    (2,851,005)
Surrenders and forfeitures.............    (8,868,122)      (807,207)     (593,919)   (1,485,140)   (1,084,540)      (949,465)
Transfers between investment
  portfolios...........................    (6,972,133)   (27,374,079)     (359,010)     (488,185)     (814,283)       567,594
Net withdrawals due to policy loans....    (2,932,321)      (111,880)     (106,211)     (604,659)     (468,999)      (321,175)
Withdrawals due to death benefits......      (361,511)        (9,285)      (12,934)      (95,250)      (24,597)       (66,791)
                                         ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
  derived from policy transactions.....       (35,636)     6,924,765       704,760       498,393     2,497,643      5,323,427
                                         ------------   ------------   -----------   -----------   -----------    -----------
Return of capital to Provident Mutual
  Life Insurance Company...............      (200,000)      (200,000)     (200,000)
                                         ------------   ------------   -----------   -----------   -----------    -----------
Total increase in net assets...........    26,529,613      7,608,137       742,855     3,539,680     6,610,046      8,023,793
NET ASSETS
  Beginning of year....................   142,260,937     17,012,579    10,427,454    26,976,006    19,287,880     23,966,392
                                         ------------   ------------   -----------   -----------   -----------    -----------
  End of year..........................  $168,790,550   $ 24,620,716   $11,170,309   $30,515,686   $25,897,926    $31,990,185
                                         ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $    (6,959)    $  (45,568)
Net realized gain on investments............................      230,886        132,042
Net unrealized depreciation of investments during the
  year......................................................     (195,315)      (166,103)
                                                              -----------     ----------
Net increase (decrease) in net assets from operations.......       28,612        (79,629)
                                                              -----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      134,184      1,694,055
Cost of insurance and administrative charges................      (53,122)      (662,460)
Surrenders and forfeitures..................................      (64,059)      (111,668)
Transfers between investment portfolios.....................   (1,958,937)       932,017
Net withdrawals due to policy loans.........................       (2,908)       (90,247)
Withdrawals due to death benefits...........................                      (9,233)
                                                              -----------     ----------
Net increase (decrease) in net assets derived from policy
  transactions..............................................   (1,944,842)     1,752,464
                                                              -----------     ----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................     (110,372)       (50,000)
                                                              -----------     ----------
Total increase (decrease) in net assets.....................   (2,026,602)     1,622,835
NET ASSETS
  Beginning of year.........................................    2,026,602      4,789,762
                                                              -----------     ----------
  End of year...............................................      --          $6,412,597
                                                              ===========     ==========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                            VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                                  FIDELITY                    FIDELITY                   FIDELITY
                                                   EQUITY-      FIDELITY        HIGH       FIDELITY        ASSET       FIDELITY
                                                   INCOME        GROWTH        INCOME      OVERSEAS       MANAGER      INDEX 500
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................  $  (269,872)  $  (302,178)  $ 248,670    $    21,833   $   793,090   $     7,976
Net realized gain on investments...............    1,870,111     3,823,966     192,860        187,975       858,187       404,196
Net unrealized appreciation of investments
  during the year..............................    4,422,987     4,278,695     264,260      1,243,579     2,110,829     3,054,102
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets from operations.....    6,023,226     7,800,483     705,790      1,453,387     3,762,106     3,466,274
                                                 -----------   -----------   ----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................   20,410,261    27,775,181   3,074,003      5,377,187     8,617,164    11,388,269
Cost of insurance and administrative charges...   (5,694,885)   (7,871,429)   (690,043)    (1,404,523)   (3,144,049)   (2,553,289)
Surrenders and forfeitures.....................   (1,264,322)   (1,872,916)    (55,762)      (332,401)   (1,388,200)     (317,366)
Transfers between investment portfolios........    6,265,641     5,416,680   2,218,407      2,222,639    (2,961,158)    7,671,836
Net withdrawals due to policy loans............     (479,134)     (618,794)    (72,022)       (55,225)     (258,013)     (159,156)
Withdrawals due to death benefits..............      (53,476)      (60,875)       (260)        (5,086)      (28,551)       (5,498)
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets derived from policy
  transactions.................................   19,184,085    22,767,847   4,474,323      5,802,591       837,193    16,024,796
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Capital contribution from Provident Mutual Life
  Insurance Company............................                                                                            10,000
                                                 -----------   -----------   ----------   -----------   -----------   -----------
Total increase in net assets...................   25,207,311    30,568,330   5,180,113      7,255,978     4,599,299    19,501,070
NET ASSETS
  Beginning of year............................   33,730,487    46,336,729   3,300,338      8,551,710    27,114,550     8,932,987
                                                 -----------   -----------   ----------   -----------   -----------   -----------
  End of year..................................  $58,937,798   $76,905,059   $8,480,451   $15,807,688   $31,713,849   $28,434,057
                                                 ===========   ===========   ==========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                        FIDELITY                 NEUBERGER     NEUBERGER       NEUBERGER
                                                       INVESTMENT    FIDELITY     & BERMAN     & BERMAN     & BERMAN LIMITED
                                                       GRADE BOND   CONTRAFUND    BALANCED      GROWTH       MATURITY BOND
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).........................  $  81,754    $  (9,544)   $  52,328    $   (94,132)     $  100,104
Net realized gain (loss) on investments..............     34,895        3,778      459,414      1,142,403          (8,673)
Net unrealized appreciation (depreciation) of
  investments during the year........................    (18,365)     477,324     (266,601)       102,696         (25,538)
                                                       ----------   ----------   ----------   -----------      ----------
Net increase in net assets from operations...........     98,284      471,558      245,141      1,150,967          65,893
                                                       ----------   ----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..........................  2,130,821    1,896,133    1,626,992      6,888,258         785,194
Cost of insurance and administrative charges.........   (507,709)    (242,291)    (624,216)    (2,046,331)       (171,297)
Surrenders and forfeitures...........................   (104,535)     (16,144)    (154,980)      (371,468)        (24,959)
Transfers between investment portfolios..............  1,064,874    4,057,384      346,579      1,059,064         758,312
Net withdrawals due to policy loans..................    (28,781)      (8,278)     (35,100)      (226,752)         (3,617)
Withdrawals due to death benefits....................     (2,694)                      (14)        (6,854)
                                                       ----------   ----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.......................................  2,551,976    5,686,804    1,159,261      5,295,917       1,343,633
                                                       ----------   ----------   ----------   -----------      ----------
Capital contribution from Provident Mutual Life
  Insurance Company..................................                  25,000
                                                       ----------   ----------   ----------   -----------      ----------
Total increase in net assets.........................  2,650,260    6,183,362    1,404,402      6,446,884       1,409,526
NET ASSETS
  Beginning of year..................................  2,346,721           --    3,223,304     10,605,905       1,108,362
                                                       ----------   ----------   ----------   -----------      ----------
  End of year........................................  $4,996,981   $6,183,362   $4,627,706   $17,052,789      $2,517,888
                                                       ==========   ==========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                                  VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                       TCI       WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                                     GROWTH         BOND       RESOURCES      MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).....................  $   (49,667)  $  50,532     $    1,932    $  (3,826)     $  (17,270)
Net realized gain (loss) on investments..........      856,050      20,012         52,636          470         (59,161)
Net unrealized appreciation (depreciation) of
  investments during the year....................   (1,217,840)        410        121,836       90,708         173,011
                                                   -----------   ----------    ----------    ----------     ----------
Net increase (decrease) in net assets from
  operations.....................................     (411,457)     70,954        176,404       87,352          96,580
                                                   -----------   ----------    ----------    ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums......................    4,409,737   1,208,131        620,876      591,991       2,284,400
Cost of insurance and administrative charges.....   (1,147,704)   (293,018)      (188,073)     (84,624)       (343,153)
Surrenders and forfeitures.......................     (213,245)    (71,799)       (66,529)      (9,852)        (29,701)
Transfers between investment portfolios..........      472,972     425,637        330,253    1,616,051       5,942,776
Net withdrawals due to policy loans..............      (49,208)     (3,329)       (17,924)      (9,537)        (11,830)
Withdrawals due to death benefits................         (412)     (1,767)          (235)
                                                   -----------   ----------    ----------    ----------     ----------
Net increase in net assets derived from policy
  transactions...................................    3,472,140   1,263,855        678,368    2,104,029       7,842,492
                                                   -----------   ----------    ----------    ----------     ----------
Capital contribution from Provident Mutual Life
  Insurance Company..............................                                               25,000          25,000
                                                   -----------   ----------    ----------    ----------     ----------
Total increase in net assets.....................    3,060,683   1,334,809        854,772    2,216,381       7,964,072
NET ASSETS
  Beginning of year..............................    5,031,776   1,812,368        901,280           --              --
                                                   -----------   ----------    ----------    ----------     ----------
  End of year....................................  $ 8,092,459   $3,147,177    $1,756,052    $2,216,381     $7,964,072
                                                   ===========   ==========    ==========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

     The Policies are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

     The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

     The Variable Separate Account is comprised of twenty-two Subaccounts: the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and the All Pro Small Cap Value Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth, Neuberger & Berman Limited Maturity Bond and Neuberger & Berman Partners Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the American Century VP Capital Appreciation (formerly TCI Growth) Subaccount invests in the corresponding portfolio of the American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.); the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets (formerly Van Eck Gold and Natural Resources), Van Eck Worldwide Emerging Markets (formerly Van Eck Emerging Markets) and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

     Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

     The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1998, the investments of the respective Separate Accounts/Subaccounts are as follows:

------------------------------------------------------------------------------------------------------
                                                                SHARES         COST       MARKET VALUE
------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..........................................  12,319,430   $188,208,854   $231,851,679
  Money Market Portfolio....................................  30,943,288    $30,943,288    $30,943,288
  Bond Portfolio............................................   1,368,842    $14,470,181    $15,358,404
  Managed Portfolio.........................................   2,322,089    $32,182,969    $41,054,533
  Aggressive Growth Portfolio...............................   1,777,861    $31,359,430    $38,952,929
  International Portfolio...................................   3,173,651    $39,980,767    $43,955,061
  All Pro Large Cap Growth Portfolio........................     362,730     $3,757,916     $4,269,333
  All Pro Large Cap Value Portfolio.........................     353,098     $3,355,929     $3,495,676
  All Pro Small Cap Growth Portfolio........................     462,996     $4,133,561     $4,537,359
  All Pro Small Cap Value Portfolio.........................     382,289     $3,140,603     $3,153,886
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series...............................................  17,204,688    $10,285,615    $12,448,796
Variable Insurance Products Fund:
  Equity-Income Portfolio...................................   4,761,991    $97,411,825   $121,049,822
  Growth Portfolio..........................................   3,760,641   $115,958,312   $168,739,937
  High Income Portfolio.....................................   1,640,044    $20,290,154    $18,909,708
  Overseas Portfolio........................................   1,730,463    $33,033,626    $34,695,793
Variable Insurance Products Fund II:
  Asset Manager Portfolio...................................   2,762,739    $42,869,084    $50,171,333
  Index 500 Portfolio.......................................     925,917    $95,014,127   $130,785,727
  Investment Grade Bond Portfolio...........................   1,079,524    $13,302,389    $13,990,631
  Contrafund Portfolio......................................   1,889,406    $37,436,898    $46,177,083
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio........................................     458,797     $7,218,816     $7,496,735
  Growth Portfolio..........................................   1,147,882    $29,348,049    $30,177,810
  Limited Maturity Bond Portfolio...........................     476,423     $6,527,275     $6,584,164
  Partners Portfolio........................................      90,937     $1,658,757     $1,721,436
American Century Variable Portfolios, Inc.:
  American Century VP Capital Appreciation Portfolio........     840,282     $8,481,149     $7,579,347
Van Eck Worldwide InsuranceTrust:
  Van Eck Worldwide Bond Portfolio..........................     464,716     $5,116,154     $5,706,713
  Van Eck Worldwide Hard Assets Portfolio...................     224,814     $3,204,388     $2,068,288
  Van Eck Worldwide Emerging Markets Portfolio..............     875,429     $9,879,198     $6,233,056
  Van Eck Worldwide Real Estate Portfolio...................      46,324       $454,353       $441,930
Alger American Fund:
  Alger American Small Capitalization Portfolio.............     659,416    $27,095,720    $28,994,535

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
     During the years ended December 31, 1998, 1997 and 1996, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                       MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                    GROWTH PORTFOLIO                         MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                            1998          1997          1996           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased.......................      768,646       803,570       831,901     44,184,953     23,511,707     19,129,435
Shares received from reinvestment of:
  Dividends............................      151,409       228,102       265,374      1,311,070      1,161,384      1,024,419
  Capital gain distributions...........    1,670,894     1,229,894       436,699
                                         -----------   -----------   -----------   ------------   ------------   ------------
Total shares acquired..................    2,590,949     2,261,566     1,533,974     45,496,023     24,673,091     20,153,854
Total shares redeemed..................     (903,255)     (960,812)     (904,010)   (37,178,305)   (25,932,218)   (12,978,261)
                                         -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in shares
  owned................................    1,687,694     1,300,754       629,964      8,317,718     (1,259,127)     7,175,593
Shares owned, beginning of year........   10,631,736     9,330,982     8,701,018     22,625,570     23,884,697     16,709,104
                                         -----------   -----------   -----------   ------------   ------------   ------------
Shares owned, end of year..............   12,319,430    10,631,736     9,330,982     30,943,288     22,625,570     23,884,697
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares acquired................  $43,749,139   $37,696,907   $24,791,248   $ 45,496,023   $ 24,673,091   $ 20,153,854
                                         ===========   ===========   ===========   ============   ============   ============
Cost of shares redeemed................  $12,497,747   $12,847,552   $11,787,104   $ 37,178,305   $ 25,932,218   $ 12,978,261
                                         ===========   ===========   ===========   ============   ============   ============

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                             BOND PORTFOLIO                       MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     268,032      199,386      168,569      196,652      179,042      221,107
Shares received from reinvestment of:
  Dividends.....................................      74,249       69,359       57,612       73,921       72,155       73,728
  Capital gain distributions....................         190                                108,786       16,767       81,745
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     342,471      268,745      226,181      379,359      267,964      376,580
Total shares redeemed...........................    (202,735)     (87,869)    (127,216)    (178,725)    (226,374)    (198,824)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................     139,736      180,876       98,965      200,634       41,590      177,756
Shares owned, beginning of year.................   1,229,106    1,048,230      949,265    2,121,455    2,079,865    1,902,109
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................   1,368,842    1,229,106    1,048,230    2,322,089    2,121,455    2,079,865
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $3,781,286   $2,847,336   $2,391,808   $6,279,404   $4,189,158   $5,201,624
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $2,261,555   $  938,352   $1,348,647   $2,204,017   $2,579,637   $2,131,719
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                           MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
                                                      AGGRESSIVE GROWTH PORTFOLIO              INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     255,330      257,235      263,500      420,358      542,095      520,713
Shares received from reinvestment of:
  Dividends.....................................      13,983       13,532       13,575       22,086       21,751       23,400
  Capital gain distributions....................     133,481        2,684      136,800      212,313      170,284       94,861
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     402,794      273,451      413,875      654,757      734,130      638,974
Total shares redeemed...........................    (198,941)     (97,819)    (125,277)    (329,168)    (271,615)    (117,063)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................     203,853      175,632      288,598      325,589      462,515      521,911
Shares owned, beginning of year.................   1,574,008    1,398,376    1,109,778    2,848,062    2,385,547    1,863,636
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................   1,777,861    1,574,008    1,398,376    3,173,651    2,848,062    2,385,547
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $8,305,625   $5,541,378   $6,735,426   $8,702,058   $9,578,029   $8,077,706
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $2,748,918   $1,408,820   $1,641,455   $3,909,601   $3,084,716   $1,210,942
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                          MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------
                                                               ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                                LARGE        LARGE        SMALL        SMALL
                                                                 CAP          CAP          CAP          CAP
                                                                GROWTH       VALUE        GROWTH       VALUE
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1998         1998         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     469,970      403,231      524,912      461,634
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     469,970      403,231      524,912      461,634
Total shares redeemed.......................................    (107,240)     (50,133)     (61,916)     (79,345)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     362,730      353,098      462,996      382,289
Shares owned, beginning of year.............................
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     362,730      353,098      462,996      382,289
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $4,811,412   $3,850,929   $4,739,070   $3,913,949
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $1,053,496   $  495,000   $  605,509   $  773,346
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                               THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND
                                                                            PROVIDENT MUTUAL SERIES A
-------------------------------------------------------------------------------------------------------------------
                                                              1996 SERIES                 2006 SERIES
-------------------------------------------------------------------------------------------------------------------
                                                                 1996          1998          1997          1996
-------------------------------------------------------------------------------------------------------------------
Shares purchased............................................      118,128     5,778,688     4,580,927     4,208,650
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................
                                                              -----------   -----------   -----------   -----------
Total shares acquired.......................................      118,128     5,778,688     4,580,927     4,208,650
Total shares redeemed.......................................   (2,181,298)   (2,207,327)   (2,294,572)   (1,223,768)
                                                              -----------   -----------   -----------   -----------
Net increase (decrease) in shares owned.....................   (2,063,170)    3,571,361     2,286,355     2,984,882
Shares owned, beginning of year.............................    2,063,170    13,633,327    11,346,972     8,362,090
                                                              -----------   -----------   -----------   -----------
Shares owned, end of year...................................                 17,204,688    13,633,327    11,346,972
                                                              ===========   ===========   ===========   ===========
Cost of shares acquired.....................................  $   117,132   $ 3,919,504   $ 2,702,211   $ 2,317,522
                                                              ===========   ===========   ===========   ===========
Cost of shares redeemed.....................................  $ 1,949,315   $   936,170   $ 1,068,989   $   528,531
                                                              ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                    VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                    EQUITY-INCOME PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      941,021       879,873     1,036,625       671,544       555,971       826,059
Shares received from reinvestment of:
  Dividends...............................       57,354        52,772         2,918        16,967        16,709         4,794
  Capital gain distributions..............      204,112       265,326        83,648       443,821        74,791       121,056
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................    1,202,487     1,197,971     1,123,191     1,132,332       647,471       951,909
Total shares redeemed.....................     (303,748)     (137,286)      (71,820)     (327,308)     (161,509)      (69,623)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      898,739     1,060,685     1,051,371       805,024       485,962       882,286
Shares owned, beginning of year...........    3,863,252     2,802,567     1,751,196     2,955,617     2,469,655     1,587,369
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    4,761,991     3,863,252     2,802,567     3,760,641     2,955,617     2,469,655
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $29,069,658   $25,703,423   $21,875,240   $40,900,308   $21,882,557   $27,880,379
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $ 4,524,784   $ 2,120,256   $ 1,105,790   $ 7,064,688   $ 3,690,895   $ 1,605,197
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                     VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                      HIGH INCOME PORTFOLIO                      OVERSEAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................      761,346       529,057       479,606       948,639       406,870      372,206
Shares received from reinvestment of:
  Dividends................................       91,147        53,162        25,643        26,637        16,746        6,165
  Capital gain distributions...............       57,917         6,571         5,016        78,510        66,476        6,782
                                             -----------   -----------   -----------   -----------   -----------   ----------
Total shares acquired......................      910,410       588,790       510,265     1,053,786       490,092      385,153
Total shares redeemed......................     (397,195)     (139,313)     (108,022)     (594,155)      (58,309)     (47,671)
                                             -----------   -----------   -----------   -----------   -----------   ----------
Net increase in shares owned...............      513,215       449,477       402,243       459,631       431,783      337,482
Shares owned, beginning of year............    1,126,829       677,352       275,109     1,270,832       839,049      501,567
                                             -----------   -----------   -----------   -----------   -----------   ----------
Shares owned, end of year..................    1,640,044     1,126,829       677,352     1,730,463     1,270,832      839,049
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares acquired....................  $11,127,019   $ 7,427,218   $ 6,055,847   $20,460,713   $ 9,229,879   $6,786,632
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed....................  $ 4,653,515   $ 1,619,163   $ 1,154,715   $ 9,772,188   $   946,549   $  774,233
                                             ===========   ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                    ASSET MANAGER PORTFOLIO                     INDEX 500 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                               1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased..........................      373,976       380,899       313,935       299,337       318,609       200,784
Shares received from reinvestment of:
  Dividends...............................       83,022        72,745        65,522         7,854         3,902         1,531
  Capital gain distributions..............      249,065       182,481        54,028        18,191         7,916         3,938
                                            -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired.....................      706,063       636,125       433,485       325,382       330,427       206,253
Total shares redeemed.....................     (284,282)     (168,401)     (277,449)      (29,458)      (19,452)       (5,225)
                                            -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned..............      421,781       467,724       156,036       295,924       310,975       201,028
Shares owned, beginning of year...........    2,340,958     1,873,234     1,717,198       629,993       319,018       117,990
                                            -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year.................    2,762,739     2,340,958     1,873,234       925,917       629,993       319,018
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired...................  $11,719,512   $10,391,586   $ 6,753,590   $40,378,866   $33,442,553   $16,732,487
                                            ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed...................  $ 3,982,108   $ 2,437,871   $ 4,265,120   $ 1,717,308   $ 1,092,364   $   285,519
                                            ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                   VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------------
                                                 INVESTMENT GRADE BOND PORTFOLIO                CONTRAFUND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                1998          1997          1996          1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...........................      606,534       322,755       260,720       989,278       947,917      378,323
Shares received from reinvestment of:
  Dividends................................       33,206        26,504        10,256         9,587         3,925
  Capital gain distributions...............        3,939                                    70,531        10,374
                                             -----------   -----------   -----------   -----------   -----------   ----------
Total shares acquired......................      643,679       349,259       270,976     1,069,396       962,216      378,323
Total shares redeemed......................     (192,971)     (128,693)      (50,765)     (455,390)      (60,207)      (4,932)
                                             -----------   -----------   -----------   -----------   -----------   ----------
Net increase in shares owned...............      450,708       220,566       220,211       614,006       902,009      373,391
Shares owned, beginning of year............      628,816       408,250       188,039     1,275,400       373,391
                                             -----------   -----------   -----------   -----------   -----------   ----------
Shares owned, end of year..................    1,079,524       628,816       408,250     1,889,406     1,275,400      373,391
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares acquired....................  $ 8,081,053   $ 4,160,380   $ 3,229,467   $22,565,565   $17,279,465   $5,779,392
                                             ===========   ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed....................  $ 2,275,223   $ 1,505,536   $   560,842   $ 7,227,546   $   886,624   $   73,354
                                             ===========   ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                          BALANCED PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                    1998         1997         1996         1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................     106,914      110,201      108,736       183,659      184,992      263,886
Shares received from reinvestment of:
  Dividends....................................      10,322        4,936        5,238                                     180
  Capital gain distributions...................      72,502       12,668       29,133       294,737       60,028       42,178
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Total shares acquired..........................     189,738      127,805      143,107       478,396      245,020      306,244
Total shares redeemed..........................     (89,445)     (59,986)     (36,401)     (153,725)     (83,282)     (55,459)
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Net increase in shares owned...................     100,293       67,819      106,706       324,671      161,738      250,785
Shares owned, beginning of year................     358,504      290,685      183,979       823,211      661,473      410,688
                                                 ----------   ----------   ----------   -----------   ----------   ----------
Shares owned, end of year......................     458,797      358,504      290,685     1,147,882      823,211      661,473
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares acquired........................  $2,887,584   $2,121,797   $2,241,958   $11,825,496   $6,796,267   $7,625,308
                                                 ==========   ==========   ==========   ===========   ==========   ==========
Cost of shares redeemed........................  $1,454,826   $  892,244   $  570,955   $ 3,380,295   $1,702,941   $1,295,598
                                                 ==========   ==========   ==========   ===========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                         NEUBERGER & BERMAN ADVISERS
                                                                              MANAGEMENT TRUST
---------------------------------------------------------------------------------------------------------------
                                                                                                      PARTNERS
                                                                LIMITED MATURITY BOND PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     196,637      132,180      116,412       93,527
Shares received from reinvestment of:
  Dividends.................................................      20,732       11,526        8,274
  Capital gain distributions................................
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     217,369      143,706      124,686       93,527
Total shares redeemed.......................................     (40,024)     (23,837)     (20,824)      (2,590)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     177,345      119,869      103,862       90,937
Shares owned, beginning of year.............................     299,078      179,209       75,347
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     476,423      299,078      179,209       90,937
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $2,970,710   $1,969,915   $1,724,884   $1,710,978
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $  579,633   $  332,448   $  289,820   $   52,221
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                        AMERICAN CENTURY
                                                                   VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------------
                                                                      AMERICAN CENTURY VP
                                                                 CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996
--------------------------------------------------------------------------------------------------
Shares purchased............................................     160,212      251,935      384,291
Shares received from reinvestment of:
  Dividends.................................................
  Capital gain distributions................................      43,966       19,341       68,178
                                                              ----------   ----------   ----------
Total shares acquired.......................................     204,178      271,276      452,469
Total shares redeemed.......................................    (235,219)    (190,232)     (80,668)
                                                              ----------   ----------   ----------
Net increase (decrease) in shares owned.....................     (31,041)      81,044      371,801
Shares owned, beginning of year.............................     871,323      790,279      418,478
                                                              ----------   ----------   ----------
Shares owned, end of year...................................     840,282      871,323      790,279
                                                              ==========   ==========   ==========
Cost of shares acquired.....................................  $1,849,729   $2,680,991   $4,986,969
                                                              ==========   ==========   ==========
Cost of shares redeemed.....................................  $2,827,750   $1,948,006   $  723,514
                                                              ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                       VAN ECK WORLDWIDE INSURANCE TRUST
-----------------------------------------------------------------------------------------------------------------------------
                                                         VAN ECK WORLDWIDE BOND                   VAN ECK WORLDWIDE
                                                               PORTFOLIO                        HARD ASSETS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                     1998         1997         1996         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Shares purchased................................     114,810      127,829      140,460       72,525       87,194       54,502
Shares received from reinvestment of:
  Dividends.....................................       3,695        9,965        6,267        1,263        2,862          749
  Capital gain distributions....................                                             31,009        2,113          735
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired...........................     118,505      137,794      146,727      104,797       92,169       55,986
Total shares redeemed...........................     (52,072)     (23,040)     (25,888)     (56,902)     (20,277)     (13,461)
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned....................      66,433      114,754      120,839       47,895       71,892       42,525
Shares owned, beginning of year.................     398,283      283,529      162,690      176,919      105,027       62,502
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.......................     464,716      398,283      283,529      224,814      176,919      105,027
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired.........................  $1,366,886   $1,474,137   $1,593,168   $1,248,274   $1,503,036   $  909,495
                                                  ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed.........................  $  566,340   $  235,174   $  258,769   $  856,258   $  259,438   $  176,559
                                                  ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                      VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------
                                                                                                      VAN ECK
                                                                                                     WORLDWIDE
                                                                                                        REAL
                                                                       VAN ECK WORLDWIDE               ESTATE
                                                                   EMERGING MARKETS PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------
                                                                 1998         1997         1996         1998
---------------------------------------------------------------------------------------------------------------
Shares purchased............................................     398,543      465,094      177,883       51,119
Shares received from reinvestment of:
  Dividends.................................................       5,568          702           19
  Capital gain distributions................................       4,949
                                                              ----------   ----------   ----------   ----------
Total shares acquired.......................................     409,060      465,796      177,902       51,119
Total shares redeemed.......................................    (112,168)     (64,711)        (450)      (4,795)
                                                              ----------   ----------   ----------   ----------
Net increase in shares owned................................     296,892      401,085      177,452       46,324
Shares owned, beginning of year.............................     578,537      177,452
                                                              ----------   ----------   ----------   ----------
Shares owned, end of year...................................     875,429      578,537      177,452       46,324
                                                              ==========   ==========   ==========   ==========
Cost of shares acquired.....................................  $3,443,133   $6,428,901   $2,130,602   $  507,425
                                                              ==========   ==========   ==========   ==========
Cost of shares redeemed.....................................  $1,365,297   $  753,212   $    4,929   $   53,072
                                                              ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                       ALGER AMERICAN FUND
----------------------------------------------------------------------------------------------------
                                                                       ALGER AMERICAN SMALL
                                                                     CAPITALIZATION PORTFOLIO
----------------------------------------------------------------------------------------------------
                                                                 1998          1997          1996
----------------------------------------------------------------------------------------------------
Shares purchased............................................      259,859       241,101      207,020
Shares received from reinvestment of:
  Dividends.................................................                                       2
  Capital gain distributions................................       72,842        12,008
                                                              -----------   -----------   ----------
Total shares acquired.......................................      332,701       253,109      207,022
Total shares redeemed.......................................     (101,464)      (19,603)     (12,349)
                                                              -----------   -----------   ----------
Net increase in shares owned................................      231,237       233,506      194,673
Shares owned, beginning of year.............................      428,179       194,673
                                                              -----------   -----------   ----------
Shares owned, end of year...................................      659,416       428,179      194,673
                                                              ===========   ===========   ==========
Cost of shares acquired.....................................  $13,629,293   $10,432,636   $8,338,053
                                                              ===========   ===========   ==========
Cost of shares redeemed.....................................  $ 3,941,412   $   815,858   $  546,992
                                                              ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS
     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits,
(8) a risk charge for the guaranteed minimum death benefit, and (9) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and
(4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                             MONEY
                                                                 GROWTH      MARKET       BOND
                                                                SEPARATE    SEPARATE    SEPARATE
                                                                ACCOUNT     ACCOUNT     ACCOUNT
                                                                --------    --------    --------
Year ending December 31,
1998........................................................     $4,864         --       $1,300
     1997...................................................     $3,041        $40       $1,390
     1996...................................................     $3,491       $146       $1,087

     These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.

     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                 MONEY                      AGGRESSIVE
                                                 GROWTH         MARKET          BOND          GROWTH       INTERNATIONAL
                                                SEPARATE       SEPARATE       SEPARATE       SEPARATE        SEPARATE
                                                ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT         ACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc.,
at market value:
  Growth Portfolio..........................  $239,508,207
  Money Market Portfolio....................                  $36,149,269
  Bond Portfolio............................                                 $14,380,195
  Aggressive Growth Portfolio...............                                                $39,851,694
  International Portfolio...................                                                                $45,301,582
Dividends receivable........................                      132,019
                                              ------------    -----------    -----------    -----------     -----------
Total Assets................................   239,508,207     36,281,288     14,380,195     39,851,694      45,301,582
                                              ------------    -----------    -----------    -----------     -----------
LIABILITIES
Payable to Provident Mutual Life Insurance
  Company...................................       138,917        195,175         13,211
                                              ------------    -----------    -----------    -----------     -----------
NET ASSETS..................................  $239,369,290    $36,086,113    $14,366,984    $39,851,694     $45,301,582
                                              ============    ===========    ===========    ===========     ===========
Held for the benefit of policyholders.......  $239,240,578    $36,012,976    $14,331,664    $39,754,324     $45,212,499
Attributable to Provident Mutual Life
  Insurance Company.........................       128,712         73,137         35,320         97,370          89,083
                                              ------------    -----------    -----------    -----------     -----------
                                              $239,369,290    $36,086,113    $14,366,984    $39,851,694     $45,301,582
                                              ============    ===========    ===========    ===========     ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                                                                  ALL PRO       ALL PRO        ALL PRO       ALL PRO
                                                                 LARGE CAP     LARGE CAP      SMALL CAP     SMALL CAP
                                                   MANAGED        GROWTH         VALUE         GROWTH         VALUE
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund, Inc., at
market value:
  Managed Portfolio............................  $47,971,337
  All Pro Large Cap Growth Portfolio...........                 $17,614,798
  All Pro Large Cap Value Portfolio............                                $8,476,732
  All Pro Small Cap Growth Portfolio...........                                              $10,667,806
  All Pro Small Cap Value Portfolio............                                                             $4,797,697
Receivable from Provident Mutual Life Insurance
  Company......................................                                                   30,000
                                                 -----------    -----------    ----------    -----------    ----------
Total Assets...................................   47,971,337     17,614,798    8,476,732      10,697,806     4,797,697
                                                 ===========    ===========    ==========    ===========    ==========
LIABILITIES
Payable to Provident Mutual Life Insurance
  Company......................................      179,470         79,105
                                                 -----------    -----------    ----------    -----------    ----------
NET ASSETS.....................................  $47,791,867    $17,535,693    $8,476,732    $10,697,806    $4,797,697
                                                 ===========    ===========    ==========    ===========    ==========
Held for the benefit of policyholders..........  $47,710,806    $17,427,222    $8,440,865    $10,671,414    $4,749,959
Attributable to Provident Mutual Life Insurance
  Company......................................       81,061        108,471       35,867          26,392        47,738
                                                 -----------    -----------    ----------    -----------    ----------
                                                 $47,791,867    $17,535,693    $8,476,732    $10,697,806    $4,797,697
                                                 ===========    ===========    ==========    ===========    ==========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                ZERO COUPON BOND
                                                                SEPARATE ACCOUNT
--------------------------------------------------------------------------------
                                                                  2006 SERIES
                                                                   SUBACCOUNT
--------------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................      $12,359,472
Receivable from Provident Mutual Life Insurance Company.....           35,392
                                                                  -----------
NET ASSETS..................................................      $12,394,864
                                                                  ===========
Held for the benefit of policyholders.......................      $12,361,207
Attributable to Provident Mutual Life Insurance Company.....           33,657
                                                                  -----------
                                                                  $12,394,864
                                                                  ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                              FIDELITY                   FIDELITY                  FIDELITY
                                              EQUITY-       FIDELITY       HIGH       FIDELITY       ASSET       FIDELITY
                                               INCOME        GROWTH       INCOME      OVERSEAS      MANAGER     INDEX 500
                                             SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio.................  $137,993,644
  Growth Portfolio........................                $207,563,628
  High Income Portfolio...................                              $18,821,159
  Overseas Portfolio......................                                           $40,242,785
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio.................                                                        $53,931,565
  Index 500 Portfolio.....................                                                                     $172,156,622
                                            ------------  ------------  -----------  -----------  -----------  ------------
NET ASSETS................................  $137,993,644  $207,563,628  $18,821,159  $40,242,785  $53,931,565  $172,156,622
                                            ============  ============  ===========  ===========  ===========  ============
Held for the benefit of policyholders.....  $137,934,559  $207,469,174  $18,778,752  $40,178,721  $53,854,171  $172,092,724
Attributable to Provident Mutual Life
  Insurance Company.......................        59,085        94,454       42,407       64,064       77,394        63,898
                                            ------------  ------------  -----------  -----------  -----------  ------------
                                            $137,993,644  $207,563,628  $18,821,159  $40,242,785  $53,931,565  $172,156,622
                                            ============  ============  ===========  ===========  ===========  ============

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                              VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                                                                                             NEUBERGER
                                                                FIDELITY                     & BERMAN       NEUBERGER
                                                               INVESTMENT     FIDELITY        LIMITED       & BERMAN
                                                               GRADE BOND    CONTRAFUND    MATURITY BOND    PARTNERS
                                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products Fund II, at
  market value:
  Investment Grade Bond Portfolio...........................   $17,025,783
  Contrafund Portfolio......................................                 $65,250,904
Investment in the Neuberger & Berman Advisers Management
  Trust, at market value:
  Limited Maturity Bond Portfolio...........................                                $7,645,321
  Partners Portfolio........................................                                               $31,612,793
                                                               -----------   -----------    ----------     -----------
NET ASSETS..................................................   $17,025,783   $65,250,904    $7,645,321     $31,612,793
                                                               ===========   ===========    ==========     ===========
Held for the benefit of policyholders.......................   $17,012,197   $65,218,219    $7,612,356     $31,385,445
Attributable to Provident Mutual Life Insurance Company.....       13,586         32,685        32,965         227,348
                                                               -----------   -----------    ----------     -----------
                                                               $17,025,783   $65,250,904    $7,645,321     $31,612,793
                                                               ===========   ===========    ==========     ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                             VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                                    VAN ECK
                                                        VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                                       WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                                          BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Van Eck Worldwide Insurance Trust,
  at market value:
  Van Eck Worldwide Bond Portfolio...................  $5,699,067
  Van Eck Worldwide Hard Assets Portfolio............               $2,714,243
  Van Eck Worldwide Emerging Markets Portfolio.......                             $10,576,569
  Van Eck Worldwide Real Estate Portfolio............                                            $526,088
Investment in the Alger American Fund, at market
  value:
  Alger American Small Capitalization Portfolio......                                                          $30,883,660
                                                       ----------   ----------    -----------    --------      -----------
NET ASSETS...........................................  $5,699,067   $2,714,243    $10,576,569    $526,088      $30,883,660
                                                       ==========   ==========    ===========    ========      ===========
Held for the benefit of policyholders................  $5,675,319   $2,680,497    $10,508,819    $490,937      $30,817,908
Attributable to Provident Mutual Life Insurance
  Company............................................     23,748        33,746         67,750      35,151           65,752
                                                       ----------   ----------    -----------    --------      -----------
                                                       $5,699,067   $2,714,243    $10,576,569    $526,088      $30,883,660
                                                       ==========   ==========    ===========    ========      ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                   MONEY                   AGGRESSIVE
                                                     GROWTH        MARKET       BOND         GROWTH       INTERNATIONAL
                                                    SEPARATE      SEPARATE    SEPARATE      SEPARATE        SEPARATE
                                                     ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT         ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends........................................  $ 5,327,488    $786,426    $ 377,262    $ 5,225,614     $ 3,071,912
EXPENSES
Mortality and expense risks......................      727,022     122,580       48,498        124,503         147,550
Operating expense reimbursement..................       (3,313)                    (492)
                                                   -----------    --------    ---------    -----------     -----------
Total expenses...................................      723,709     122,580       48,006        124,503         147,550
                                                   -----------    --------    ---------    -----------     -----------
Net investment income............................    4,603,779     663,846      329,256      5,101,111       2,924,362
                                                   -----------    --------    ---------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested...........    4,548,806                  165,995      5,023,061       2,570,840
Net realized gain (loss) from redemption of
  investment shares..............................      119,107                 (127,035)    (4,257,866)     (2,126,572)
                                                   -----------    --------    ---------    -----------     -----------
Net realized gain on investments.................    4,667,913                   38,960        765,195         444,268
                                                   -----------    --------    ---------    -----------     -----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of period............................   43,642,825                  888,223      7,593,499       3,974,294
  End of period..................................   51,446,498                  (79,019)     4,718,032       4,569,687
                                                   -----------    --------    ---------    -----------     -----------
Net unrealized appreciation (depreciation) of
  investments during the period..................    7,803,673                 (967,242)    (2,875,467)        595,393
                                                   -----------    --------    ---------    -----------     -----------
Net realized and unrealized gain (loss) on
  investments....................................   12,471,586                 (928,282)    (2,110,272)      1,039,661
                                                   -----------    --------    ---------    -----------     -----------
Net increase (decrease) in net assets resulting
  from operations................................  $17,075,365    $663,846    $(599,026)   $ 2,990,839     $ 3,964,023
                                                   ===========    ========    =========    ===========     ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------
                                                                 ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                                LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                   MANAGED        GROWTH        VALUE         GROWTH        VALUE
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends......................................  $ 2,365,585     $    926      $ 23,532                   $   6,660
EXPENSES
Mortality and expense risks....................      136,610       37,731        17,648     $  22,589        11,571
Asset charge...................................                                                   606
                                                 -----------     --------      --------     ----------    ---------
Total expenses.................................      136,610       37,731        17,648        23,195        11,571
                                                 -----------     --------      --------     ----------    ---------
Net investment income (loss)...................    2,228,975      (36,805)        5,884       (23,195)       (4,911)
                                                 -----------     --------      --------     ----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.........    2,063,055
Net realized gain (loss) from redemption of
  investment shares............................   (1,414,622)     809,761        17,703       156,207      (160,154)
                                                 -----------     --------      --------     ----------    ---------
Net realized gain (loss) on investments........      648,433      809,761        17,703       156,207      (160,154)
                                                 -----------     --------      --------     ----------    ---------
Net unrealized appreciation of investments:
  Beginning of period..........................    8,871,564      511,417       139,747       403,798        13,283
  End of period................................    7,378,062      698,473       552,737     1,853,974       247,938
                                                 -----------     --------      --------     ----------    ---------
Net unrealized appreciation of investments
  during the period............................   (1,493,502)     187,056       412,990     1,450,176       234,655
                                                 -----------     --------      --------     ----------    ---------
Net realized and unrealized gain on
  investments..................................     (845,069)     996,817       430,693     1,606,383        74,501
                                                 -----------     --------      --------     ----------    ---------
Net increase in net assets resulting from
  operations...................................  $ 1,383,906     $960,012      $436,577     $1,583,188    $  69,590
                                                 ===========     ========      ========     ==========    =========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   43,067
Asset charge................................................         15,364
                                                                 ----------
Net investment loss.........................................        (58,431)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......        229,544
                                                                 ----------
Net realized gain on investments............................        229,544
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of period.......................................      2,163,181
  End of period.............................................      1,270,410
                                                                 ----------
Net unrealized depreciation of investments during the
  period....................................................       (892,771)
                                                                 ----------
Net realized and unrealized loss on investments.............       (663,227)
                                                                 ----------
Net decrease in net assets resulting from operations........     $ (721,658)
                                                                 ==========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
                                             FIDELITY                     FIDELITY                   FIDELITY
                                              EQUITY-       FIDELITY        HIGH        FIDELITY       ASSET       FIDELITY
                                              INCOME         GROWTH        INCOME       OVERSEAS      MANAGER      INDEX 500
                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................................  $ 5,826,505   $ 19,532,009   $ 1,794,968   $1,446,290   $ 3,802,188   $ 2,265,534
EXPENSES
Mortality and expense risks...............      439,137        646,167        66,249     127,853        178,320       522,140
                                            -----------   ------------   -----------   ----------   -----------   -----------
Net investment income.....................    5,387,368     18,885,842     1,728,719   1,318,437      3,623,868     1,743,394
                                            -----------   ------------   -----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested....    4,011,692     19,226,224        64,683     892,772      2,124,752       915,854
Net realized loss from redemption of
  investment shares.......................     (711,820)   (15,644,691)     (389,591)   (121,724)    (1,674,668)     (374,783)
                                            -----------   ------------   -----------   ----------   -----------   -----------
Net realized gain (loss) on investments...    3,299,872      3,581,533      (324,908)    771,048        450,084       541,071
                                            -----------   ------------   -----------   ----------   -----------   -----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of period.....................   23,637,997     52,781,625    (1,380,446)  1,662,167      7,302,249    35,771,600
  End of period...........................   29,959,114     54,743,687    (1,326,507)  2,332,012      5,736,605    50,233,380
                                            -----------   ------------   -----------   ----------   -----------   -----------
Net unrealized appreciation (depreciation)
  of investments during the period........    6,321,117      1,962,062        53,939     669,845     (1,565,644)   14,461,780
                                            -----------   ------------   -----------   ----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments.............................    9,620,989      5,543,595      (270,969)  1,440,893     (1,115,560)   15,002,851
                                            -----------   ------------   -----------   ----------   -----------   -----------
Net increase in net assets resulting from
  operations..............................  $15,008,357   $ 24,429,437   $ 1,457,750   $2,759,330   $ 2,508,308   $16,746,245
                                            ===========   ============   ===========   ==========   ===========   ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                         VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NEUBERGER
                                              FIDELITY                   NEUBERGER     NEUBERGER      & BERMAN      NEUBERGER
                                             INVESTMENT     FIDELITY      & BERMAN     & BERMAN        LIMITED       & BERMAN
                                             GRADE BOND    CONTRAFUND     BALANCED      GROWTH      MATURITY BOND    PARTNERS
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................  $  694,694    $ 1,975,679   $ 302,940    $ 1,572,930     $ 391,039     $   63,107
EXPENSES
Mortality and expense risks................      52,694        192,526      16,908         66,970        24,807         40,322
                                             -----------   -----------   ---------    -----------     ---------     ----------
Net investment income......................     642,000      1,783,153     286,032      1,505,960       366,232         22,785
                                             -----------   -----------   ---------    -----------     ---------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....     165,897      1,738,597     180,860      1,572,930                       40,068
Net realized (loss) gain from redemption of
  investment shares........................     (44,947)    (1,213,127)   (270,777)    (2,873,044)      (15,167)        37,614
                                             -----------   -----------   ---------    -----------     ---------     ----------
Net realized gain (loss) on investments....     120,950        525,470     (89,917)    (1,300,114)      (15,167)        77,682
                                             -----------   -----------   ---------    -----------     ---------     ----------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of period......................     688,242      8,740,185     277,919        829,761        56,889         62,679
  End of period............................    (388,361)    12,122,730                                 (296,567)     1,350,074
                                             -----------   -----------   ---------    -----------     ---------     ----------
Net unrealized (depreciation) appreciation
  of investments during the period.........  (1,076,603)     3,382,545    (277,919)      (829,761)     (353,456)     1,287,395
                                             -----------   -----------   ---------    -----------     ---------     ----------
Net realized and unrealized (loss) gain on
  investments..............................    (955,653)     3,908,015    (367,836)    (2,129,875)     (368,623)     1,365,077
                                             -----------   -----------   ---------    -----------     ---------     ----------
Net (decrease) increase in net assets
  resulting from operations................  $ (313,653)   $ 5,691,168   $ (81,804)   $  (623,915)    $  (2,391)    $1,387,862
                                             ===========   ===========   =========    ===========     =========     ==========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................                 $ 320,558    $   32,546                   $  8,422
EXPENSES
Mortality and expense risks................   $  17,307        19,615         8,087    $    26,789       1,457       $   97,888
                                              ---------     ---------    -----------   -----------    --------       ----------
Net investment (loss) income...............     (17,307)      300,943        24,459        (26,789)      6,965          (97,888)
                                              ---------     ---------    -----------   -----------    --------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....                    98,995                                                 3,576,725
Net realized (loss) gain from redemption of
  investment shares........................    (302,617)      (95,358)      (69,487)      (761,729)    (18,143)         312,302
                                              ---------     ---------    -----------   -----------    --------       ----------
Net realized (loss) gain on investments....    (302,617)        3,637       (69,487)      (761,729)    (18,143)       3,889,027
                                              ---------     ---------    -----------   -----------    --------       ----------
Net unrealized (depreciation) appreciation
  of investments:
  Beginning of period......................    (901,802)      590,559    (1,136,100)    (3,646,142)    (12,423)       1,898,815
  End of period............................                  (149,073)     (692,885)       316,549      51,710        1,648,395
                                              ---------     ---------    -----------   -----------    --------       ----------
Net unrealized appreciation (depreciation)
  of investments during the period.........     901,802      (739,632)      443,215      3,962,691      64,133         (250,420)
                                              ---------     ---------    -----------   -----------    --------       ----------
Net realized and unrealized gain (loss) on
  investments..............................     599,185      (735,995)      373,728      3,200,962      45,990        3,638,607
                                              ---------     ---------    -----------   -----------    --------       ----------
Net increase (decrease) in net assets
  resulting from operations................   $ 581,878     $(435,052)   $  398,187    $ 3,174,173    $ 52,955       $3,540,719
                                              =========     =========    ===========   ===========    ========       ==========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                          MONEY                     AGGRESSIVE
                                                           GROWTH         MARKET         BOND         GROWTH      INTERNATIONAL
                                                          SEPARATE       SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                                          ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income.................................  $  4,603,779   $    663,846   $   329,256   $ 5,101,111    $ 2,924,362
Net realized gain on investments......................     4,667,913                       38,960       765,195        444,268
Net unrealized appreciation (depreciation) of
  investments during the period.......................     7,803,673                     (967,242)   (2,875,467)       595,393
                                                        ------------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets from
  operations..........................................    17,075,365        663,846      (599,026)    2,990,839      3,964,023
                                                        ------------   ------------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........................    13,234,893     23,566,801     1,624,065     3,513,009      4,089,759
Cost of insurance and administrative charges..........    (5,874,925)    (2,497,896)     (645,877)   (1,401,006)    (1,514,728)
Surrenders and forfeitures............................    (5,859,719)    (1,179,092)     (819,584)   (1,098,374)      (758,759)
Transfers between investment portfolios...............    (9,529,168)   (17,187,703)     (802,750)   (2,913,991)    (4,075,536)
Net (withdrawals) repayments due to policy loans......    (1,268,554)      (128,812)      291,792      (172,932)      (335,705)
Withdrawals due to death benefits.....................      (141,085)       (73,563)      (23,604)      (18,780)       (22,533)
                                                        ------------   ------------   -----------   -----------    -----------
Net (decrease) increase in net assets derived from
  policy transactions.................................    (9,438,558)     2,499,735      (375,958)   (2,092,074)    (2,617,502)
                                                        ------------   ------------   -----------   -----------    -----------
Total increase (decrease) in net assets...............     7,636,807      3,163,581      (974,984)      898,765      1,346,521
NET ASSETS
  Beginning of period.................................   231,732,483     32,922,532    15,341,968    38,952,929     43,955,061
                                                        ------------   ------------   -----------   -----------    -----------
  End of period.......................................  $239,369,290   $ 36,086,113   $14,366,984   $39,851,694    $45,301,582
                                                        ============   ============   ===========   ===========    ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                               VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                                                           ALL PRO      ALL PRO       ALL PRO      ALL PRO
                                                                          LARGE CAP    LARGE CAP     SMALL CAP    SMALL CAP
                                                             MANAGED       GROWTH        VALUE        GROWTH        VALUE
                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income.............................  $ 2,228,975   $   (36,805)  $   5,884    $   (23,195)  $   (4,911)
Net realized gain (loss) on investments..................      648,433       809,761      17,703        156,207     (160,154)
Net unrealized appreciation (depreciation) of investments
  during the period......................................   (1,493,502)      187,056     412,990      1,450,176      234,655
                                                           -----------   -----------   ----------   -----------   ----------
Net increase in net assets from operations...............    1,383,906       960,012     436,577      1,583,188       69,590
                                                           -----------   -----------   ----------   -----------   ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............................    2,663,613     1,408,421     630,593        748,168      503,143
Cost of insurance and administrative charges.............   (1,280,005)     (445,169)   (217,682)      (233,781)    (153,916)
Surrenders and forfeitures...............................     (977,589)     (214,260)    (52,645)      (117,302)     (34,424)
Transfers between investment portfolios..................    5,153,649    11,590,798   4,212,441      4,177,328    1,269,923
Net withdrawals due to policy loans......................     (100,906)      (31,679)    (28,228)       (52,154)     (10,505)
Withdrawals due to death benefits........................      (83,774)       (1,763)
                                                           -----------   -----------   ----------   -----------   ----------
Net increase in net assets derived from policy
  transactions...........................................    5,374,988    12,306,348   4,544,479      4,522,259    1,574,221
                                                           -----------   -----------   ----------   -----------   ----------
Capital contribution from Provident Mutual Life Insurance
  Company................................................                                                25,000
                                                           -----------   -----------   ----------   -----------   ----------
Total increase in net assets.............................    6,758,894    13,266,360   4,981,056      6,130,447    1,643,811
NET ASSETS
  Beginning of period....................................   41,032,973     4,269,333   3,495,676      4,567,359    3,153,886
                                                           -----------   -----------   ----------   -----------   ----------
  End of period..........................................  $47,791,867   $17,535,693   $8,476,732   $10,697,806   $4,797,697
                                                           ===========   ===========   ==========   ===========   ==========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................    $   (58,431)
Net realized gain on investments............................        229,544
Net unrealized depreciation of investments during the
  period....................................................       (892,771)
                                                                -----------
Net decrease in net assets from operations..................       (721,658)
                                                                -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      1,041,399
Cost of insurance and administrative charges................       (539,627)
Surrenders and forfeitures..................................       (129,255)
Transfers between investment portfolios.....................        153,789
Net repayments due to policy loans..........................        (42,348)
Withdrawals due to death benefits...........................        (16,728)
                                                                -----------
Net increase in net assets derived from policy
  transactions..............................................        467,230
                                                                -----------
Capital contribution from Provident Mutual Life Insurance
  Company...................................................         60,000
                                                                -----------
Total decrease in net assets................................       (194,428)
NET ASSETS
  Beginning of period.......................................     12,589,292
                                                                -----------
  End of period.............................................    $12,394,864
                                                                ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                          VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
                                               FIDELITY                     FIDELITY                    FIDELITY
                                               EQUITY-        FIDELITY        HIGH        FIDELITY        ASSET        FIDELITY
                                                INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                              SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income......................  $  5,387,368   $ 18,885,842   $ 1,728,719   $ 1,318,437   $ 3,623,868   $  1,743,394
Net realized gain (loss) on investments....     3,299,872      3,581,533      (324,908)      771,048       450,084        541,071
Net unrealized appreciation (depreciation)
  of investments during the period.........     6,321,117      1,962,062        53,939       669,845    (1,565,644)    14,461,780
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase in net assets from
  operations...............................    15,008,357     24,429,437     1,457,750     2,759,330     2,508,308     16,746,245
                                             ------------   ------------   -----------   -----------   -----------   ------------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    13,194,626     17,686,489     2,122,705     4,157,882     4,525,012     20,606,565
Cost of insurance and administrative
  charges..................................    (5,030,508)    (6,408,303)     (822,079)   (1,410,906)   (1,853,992)    (6,562,995)
Surrenders and forfeitures.................    (1,972,452)    (3,628,377)     (264,066)     (535,938)   (1,381,028)    (2,006,177)
Transfers between investment portfolios....    (3,418,195)     8,100,564    (2,513,855)      802,783       179,679     13,574,070
Net withdrawals due to policy loans........      (718,492)    (1,302,693)      (62,815)     (181,162)     (175,496)      (958,098)
Withdrawals due to death benefits..........      (119,514)       (53,426)       (6,189)      (44,997)      (42,251)       (28,715)
                                             ------------   ------------   -----------   -----------   -----------   ------------
Net increase (decrease) in net assets
  derived from policy transactions.........     1,935,465     14,394,254    (1,546,299)    2,787,662     1,251,924     24,624,650
                                             ------------   ------------   -----------   -----------   -----------   ------------
Total increase (decrease) in net assets....    16,943,822     38,823,691       (88,549)    5,546,992     3,760,232     41,370,895
NET ASSETS
  Beginning of period......................   121,049,822    168,739,937    18,909,708    34,695,793    50,171,333    130,785,727
                                             ------------   ------------   -----------   -----------   -----------   ------------
  End of period............................  $137,993,644   $207,563,628   $18,821,159   $40,242,785   $53,931,565   $172,156,622
                                             ============   ============   ===========   ===========   ===========   ============

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NEUBERGER
                                            FIDELITY                    NEUBERGER     NEUBERGER       & BERMAN       NEUBERGER
                                           INVESTMENT     FIDELITY      & BERMAN       & BERMAN        LIMITED       & BERMAN
                                           GRADE BOND    CONTRAFUND     BALANCED        GROWTH      MATURITY BOND    PARTNERS
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income....................  $  642,000    $ 1,783,153   $   286,032   $  1,505,960    $  366,232     $    22,785
Net realized gain (loss) on
  investments............................     120,950        525,470       (89,917)    (1,300,114)      (15,167)         77,682
Net unrealized (depreciation)
  appreciation of investments during the
  period.................................  (1,076,603)     3,382,545      (277,919)      (829,761)     (353,456)      1,287,395
                                           -----------   -----------   -----------   ------------    ----------     -----------
Net (decrease) increase in net assets
  from operations........................    (313,653)     5,691,168       (81,804)      (623,915)       (2,391)      1,387,862
                                           -----------   -----------   -----------   ------------    ----------     -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............   1,709,058      7,976,155       565,939      1,960,321       936,303       1,396,555
Cost of insurance and administrative
  charges................................    (650,979)    (2,395,525)     (247,036)      (783,058)     (265,404)       (495,197)
Surrenders and forfeitures...............    (154,534)      (704,803)      (99,384)      (382,062)      (35,877)       (101,386)
Transfers between investment
  portfolios.............................   2,502,402      8,809,485    (7,607,943)   (30,210,653)      413,699      27,767,767
Net (withdrawals) repayments due to
  policy loans...........................     (57,077)      (293,071)      (26,232)      (119,608)       14,827         (57,282)
Withdrawals due to death benefits........         (65)        (9,588)         (275)       (18,835)                       (6,962)
                                           -----------   -----------   -----------   ------------    ----------     -----------
Net increase (decrease) in net assets
  derived from policy transactions.......   3,348,805     13,382,653    (7,414,931)   (29,553,895)    1,063,548      28,503,495
                                           -----------   -----------   -----------   ------------    ----------     -----------
Total increase (decrease) in net
  assets.................................   3,035,152     19,073,821    (7,496,735)   (30,177,810)    1,061,157      29,891,357
NET ASSETS
  Beginning of period....................  13,990,631     46,177,083     7,496,735     30,177,810     6,584,164       1,721,436
                                           -----------   -----------   -----------   ------------    ----------     -----------
  End of period..........................  $17,025,783   $65,250,904            --             --    $7,645,321     $31,612,793
                                           ===========   ===========   ===========   ============    ==========     ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Six Months Ended June 30, 1999 (unaudited)

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                          AMERICAN                                  VAN ECK
                                         CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE      VAN ECK     ALGER AMERICAN
                                          CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING      WORLDWIDE        SMALL
                                        APPRECIATION      BOND      HARD ASSETS     MARKETS     REAL ESTATE   CAPITALIZATION
                                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment (loss) income..........  $   (17,307)   $ 300,943    $   24,459    $   (26,789)   $  6,965      $   (97,888)
Net realized (loss) gain on
  investments.........................     (302,617)       3,637       (69,487)      (761,729)    (18,143)       3,889,027
Net unrealized appreciation
  (depreciation) of investments during
  the period..........................      901,802     (739,632)      443,215      3,962,691      64,133         (250,420)
                                        -----------    ----------   ----------    -----------    --------      -----------
Net increase (decrease) in net assets
  from operations.....................      581,878     (435,052)      398,187      3,174,173      52,955        3,540,719
                                        -----------    ----------   ----------    -----------    --------      -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums...........      726,948      695,137       345,184      1,323,405     111,796        3,832,968
Cost of insurance and administrative
  charges.............................     (276,152)    (244,269)     (122,343)      (437,085)    (24,099)      (1,276,378)
Surrenders and forfeitures............     (114,281)    (116,521)      (47,562)      (132,672)       (639)        (394,445)
Transfers between investment
  portfolios..........................   (8,445,347)     113,531        71,459        434,849     (37,914)      (3,730,048)
Net (withdrawals) repayments due to
  policy loans........................      (33,028)     (20,408)        1,095        (15,698)    (17,941)         (77,222)
Withdrawals due to death benefits.....      (19,365)         (64)          (65)        (3,459)                      (6,469)
                                        -----------    ----------   ----------    -----------    --------      -----------
Net (decrease) increase in net assets
  derived from policy transactions....   (8,161,225)     427,406       247,768      1,169,340      31,203       (1,651,594)
                                        -----------    ----------   ----------    -----------    --------      -----------
Total (decrease) increase in net
  assets..............................   (7,579,347)      (7,646)      645,955      4,343,513      84,158        1,889,125
NET ASSETS
  Beginning of period.................    7,579,347    5,706,713     2,068,288      6,233,056     441,930       28,994,535
                                        -----------    ----------   ----------    -----------    --------      -----------
  End of period.......................           --    $5,699,067   $2,714,243    $10,576,569    $526,088      $30,883,660
                                        ===========    ==========   ==========    ===========    ========      ===========

See accompanying notes to interim unaudited condensed financial statements.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Growth, Money Market, Bond, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

     The Policies are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

     The Growth, Money Market, Bond, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

     The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

     The Variable Separate Account is comprised of twenty Subaccounts as of June 30, 1999: the Managed (was the Managed Separate Account prior to April 30,
1999), All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and the All Pro Small Cap Value Subaccounts invest in the corresponding portfolios of the Market Street Fund, Inc.; the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Limited Maturity Bond and Neuberger & Berman Partners Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets (formerly Van Eck Gold and Natural Resources), Van Eck Worldwide Emerging Markets (formerly Van Eck Emerging Markets) and Van Eck Worldwide Real Estate Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     At the close of business on April 30, 1999, the Neuberger & Berman Growth Subaccount, Neuberger & Berman Balanced Subaccount and American Century VP Capital Appreciation Subaccount were terminated and the investments were transferred to the Neuberger & Berman Partners Subaccount, the Managed Subaccount and the All Pro Large Cap Growth Subaccount, respectively.

     Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

1. ORGANIZATION, CONTINUED
     Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

     The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At June 30, 1999, the investments of the respective Separate
Accounts/Subaccounts are as follows:

------------------------------------------------------------------------------------------------------
                                                                SHARES         COST       MARKET VALUE
------------------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio..........................................  12,071,986   $188,061,709   $239,508,207
  Money Market Portfolio....................................  36,149,269    $36,149,269    $36,149,269
  Bond Portfolio............................................   1,364,345    $14,459,214    $14,380,195
  Aggressive Growth Portfolio...............................   1,937,370    $35,133,662    $39,851,694
  International Portfolio...................................   3,199,264    $40,731,895    $45,301,582
  Managed Portfolio.........................................   2,772,910    $40,593,275    $47,971,337
  All Pro Large Cap Growth Portfolio........................   1,328,416    $16,916,325    $17,614,798
  All Pro Large Cap Value Portfolio.........................     790,740     $7,923,995     $8,476,732
  All Pro Small Cap Growth Portfolio........................     859,614     $8,813,832    $10,667,806
  All Pro Small Cap Value Portfolio.........................     589,398     $4,549,759     $4,797,697
The Stripped ("Zero") U.S. Treasury Securities Fund,
  Provident Mutual Series A:
  2006 Series...............................................  18,033,021    $11,089,062    $12,359,472
Variable Insurance Products Fund:
  Equity-Income Portfolio...................................   5,063,987   $108,034,530   $137,993,644
  Growth Portfolio..........................................   4,538,894   $152,819,941   $207,563,628
  High Income Portfolio.....................................   1,667,065    $20,147,666    $18,821,159
  Overseas Portfolio........................................   1,934,749    $37,910,773    $40,242,785
Variable Insurance Products Fund II:
  Asset Manager Portfolio...................................   3,048,704    $48,194,960    $53,931,565
  Index 500 Portfolio.......................................   1,106,050   $121,923,242   $172,156,622
  Investment Grade Bond Portfolio...........................   1,409,419    $17,414,144    $17,025,783
  Contrafund Portfolio......................................   2,500,035    $53,128,174    $65,250,904
Neuberger & Berman Advisers Management Trust:
  Limited Maturity Bond Portfolio...........................     584,058     $7,941,888     $7,645,321
  Partners Portfolio........................................   1,525,714    $30,262,719    $31,612,793
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio..........................     528,670     $5,848,140     $5,699,067
  Van Eck Worldwide Hard Assets Portfolio...................     253,431     $3,407,128     $2,714,243
  Van Eck Worldwide Emerging Markets Portfolio..............   1,017,957    $10,260,020    $10,576,569
  Van Eck Worldwide Real Estate Portfolio...................      50,879       $474,378       $526,088
Alger American Fund:
  Alger American Small Capitalization Portfolio.............     708,666    $29,235,265    $30,883,660

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
     During the six months ended June 30, 1999, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                          MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
                                                   GROWTH      MONEY MARKET      BOND         AGGRESSIVE      INTERNATIONAL
                                                  PORTFOLIO     PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................      298,582    36,677,246       111,051          89,322          106,407
Shares received from reinvestment of:
  Dividends....................................       42,000       779,666        19,418          10,780           38,250
  Capital gain distributions...................      245,351                      15,257         267,326          196,247
                                                 -----------   ------------   ----------      ----------       ----------
Total shares acquired..........................      585,933    37,456,912       145,726         367,428          340,904
Total shares redeemed..........................     (833,377)  (32,250,931)     (150,223)       (207,919)        (315,291)
                                                 -----------   ------------   ----------      ----------       ----------
Net (decrease) increase in shares owned........     (247,444)    5,205,981        (4,497)        159,509           25,613
Shares owned, beginning of period..............   12,319,430    30,943,288     1,368,842       1,777,861        3,173,651
                                                 -----------   ------------   ----------      ----------       ----------
Shares owned, end of period....................   12,071,986    36,149,269     1,364,345       1,937,370        3,199,264
                                                 ===========   ============   ==========      ==========       ==========
Cost of shares acquired........................  $11,043,817   $37,456,912    $1,570,289      $6,860,649       $4,481,628
                                                 ===========   ============   ==========      ==========       ==========
Cost of shares redeemed........................  $11,190,962   $32,250,931    $1,581,256      $3,086,417       $3,730,500
                                                 ===========   ============   ==========      ==========       ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                               MARKET STREET FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
                                                                           ALL PRO      ALL PRO      ALL PRO      ALL PRO
                                                                          LARGE CAP    LARGE CAP    SMALL CAP    SMALL CAP
                                                             MANAGED       GROWTH        VALUE        GROWTH       VALUE
                                                            PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Shares purchased.........................................      467,263     1,270,689     550,335      514,078       429,241
Shares received from reinvestment of:
  Dividends..............................................       18,094            77       2,375                        815
  Capital gain distributions.............................      123,389
                                                           -----------   -----------   ----------   ----------   ----------
Total shares acquired....................................      608,746     1,270,766     552,710      514,078       430,056
Total shares redeemed....................................     (157,925)     (305,080)   (115,068)    (117,460)     (222,947)
                                                           -----------   -----------   ----------   ----------   ----------
Net increase in shares owned.............................      450,821       965,686     437,642      396,618       207,109
Shares owned, beginning of period........................    2,322,089       362,730     353,098      462,996       382,289
                                                           -----------   -----------   ----------   ----------   ----------
Shares owned, end of period..............................    2,772,910     1,328,416     790,740      859,614       589,398
                                                           ===========   ===========   ==========   ==========   ==========
Cost of shares acquired..................................  $10,434,511   $16,285,683   $5,698,317   $5,831,528   $3,288,230
                                                           ===========   ===========   ==========   ==========   ==========
Cost of shares redeemed..................................  $ 2,024,205   $ 3,127,274   $1,130,251   $1,151,257   $1,879,074
                                                           ===========   ===========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                            THE STRIPPED ("ZERO")
                                                U.S. TREASURY
                                               SECURITIES FUND
                                              PROVIDENT MUTUAL
                                                  SERIES A                      VARIABLE INSURANCE PRODUCTS FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                     EQUITY-INCOME     GROWTH      HIGH INCOME    OVERSEAS
                                                 2006 SERIES           PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Shares purchased.........................          1,811,761              399,293        455,783      276,094        786,103
Shares received from reinvestment of:
  Dividends..............................                                  76,317          7,340      159,916         28,799
  Capital gain distributions.............                                 168,700        461,503        5,978         46,450
                                                 -----------          -----------    -----------   ----------    -----------
Total shares acquired....................          1,811,761              644,310        924,626      441,988        861,352
Total shares redeemed....................           (983,428)            (342,314)      (146,373)    (414,967)      (657,066)
                                                 -----------          -----------    -----------   ----------    -----------
Net increase in shares owned.............            828,333              301,996        778,253       27,021        204,286
Shares owned, beginning of period........         17,204,688            4,761,991      3,760,641    1,640,044      1,730,463
                                                 -----------          -----------    -----------   ----------    -----------
Shares owned, end of period..............         18,033,021            5,063,987      4,538,894    1,667,065      1,934,749
                                                 ===========          ===========    ===========   ==========    ===========
Cost of shares acquired..................        $ 1,264,999          $15,919,127    $39,798,279   $4,872,281    $17,076,825
                                                 ===========          ===========    ===========   ==========    ===========
Cost of shares redeemed..................        $   461,552          $ 5,296,422    $ 2,936,650   $5,014,769    $12,199,678
                                                 ===========          ===========    ===========   ==========    ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                       VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------------------------------------------
                                                                                            INVESTMENT
                                                              ASSET MANAGER    INDEX 500    GRADE BOND   CONTRAFUND
                                                                PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Shares purchased............................................      194,786         170,463     432,709        591,295
Shares received from reinvestment of:
  Dividends.................................................       99,374           9,640      43,097          9,903
  Capital gain distributions................................      125,874           6,542      13,520         72,623
                                                               ----------     -----------   ----------   -----------
Total shares acquired.......................................      420,034         186,645     489,326        673,821
Total shares redeemed.......................................     (134,069)         (6,512)   (159,431)       (63,192)
                                                               ----------     -----------   ----------   -----------
Net increase in shares owned................................      285,965         180,133     329,895        610,629
Shares owned, beginning of period...........................    2,762,739         925,917   1,079,524      1,889,406
                                                               ----------     -----------   ----------   -----------
Shares owned, end of period.................................    3,048,704       1,106,050   1,409,419      2,500,035
                                                               ==========     ===========   ==========   ===========
Cost of shares acquired.....................................   $7,200,016     $27,325,318   $6,030,106   $16,738,970
                                                               ==========     ===========   ==========   ===========
Cost of shares redeemed.....................................   $1,874,140     $   416,203   $1,918,351   $ 1,047,694
                                                               ==========     ===========   ==========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                                                          AMERICAN CENTURY
                                                                                                              VARIABLE
                                                      NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST        PORTFOLIOS, INC.
--------------------------------------------------------------------------------------------------------------------------
                                                                                                              AMERICAN
                                                                                                              CENTURY
                                                                               LIMITED                       VP CAPITAL
                                                  BALANCED      GROWTH      MATURITY BOND    PARTNERS       APPRECIATION
                                                 PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
Shares purchased...............................      17,829        26,947       102,762       1,479,539          31,966
Shares received from reinvestment of:
  Dividends....................................       8,150                      30,080           1,276
  Capital gain distributions...................      12,073        67,916                         2,219
                                                 ----------   -----------    ----------     -----------      ----------
Total shares acquired..........................      38,052        94,863       132,842       1,483,034          31,966
Total shares redeemed..........................    (496,849)   (1,242,745)      (25,207)        (48,257)       (872,248)
                                                 ----------   -----------    ----------     -----------      ----------
Net (decrease) increase in shares owned........    (458,797)   (1,147,882)      107,635       1,434,777        (840,282)
Shares owned, beginning of period..............     458,797     1,147,882       476,423          90,937         840,282
                                                 ----------   -----------    ----------     -----------      ----------
Shares owned, end of period....................          --            --       584,058       1,525,714              --
                                                 ==========   ===========    ==========     ===========      ==========
Cost of shares acquired........................  $  583,945   $ 2,239,648    $1,761,050     $29,502,498      $  292,072
                                                 ==========   ===========    ==========     ===========      ==========
Cost of shares redeemed........................  $7,802,761   $31,587,697    $  346,437     $   898,536      $8,773,221
                                                 ==========   ===========    ==========     ===========      ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED
--------------------------------------------------------------------------------

                                                                                                           ALGER AMERICAN
                                                              VAN ECK WORLDWIDE INSURANCE TRUST                 FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                                 VAN ECK
                                                       VAN ECK      VAN ECK     WORLDWIDE      VAN ECK     ALGER AMERICAN
                                                      WORLDWIDE    WORLDWIDE     EMERGING     WORLDWIDE        SMALL
                                                        BOND      HARD ASSETS    MARKETS     REAL ESTATE   CAPITALIZATION
                                                      PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Shares purchased....................................    60,254       37,200       303,133       30,855           94,141
Shares received from reinvestment of:
  Dividends.........................................    19,183        3,644                        911
  Capital gain distributions........................     8,571                                                   90,321
                                                      --------     --------     ----------    --------       ----------
Total shares acquired...............................    88,008       40,844       303,133       31,766          184,462
Total shares redeemed...............................   (24,054)     (12,227)     (160,605)     (27,211)        (135,212)
                                                      --------     --------     ----------    --------       ----------
Net increase in shares owned........................    63,954       28,617       142,528        4,555           49,250
Shares owned, beginning of period...................   464,716      224,814       875,429       46,324          659,416
                                                      --------     --------     ----------    --------       ----------
Shares owned, end of period.........................   528,670      253,431     1,017,957       50,879          708,666
                                                      ========     ========     ==========    ========       ==========
Cost of shares acquired.............................  $997,726     $393,854     $2,581,719    $302,075       $7,645,888
                                                      ========     ========     ==========    ========       ==========
Cost of shares redeemed.............................  $265,740     $191,114     $2,200,897    $282,050       $5,506,343
                                                      ========     ========     ==========    ========       ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------
4. RELATED PARTY TRANSACTIONS

     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits,
(8) a risk charge for the guaranteed minimum death benefit, and (9) Federal tax charges. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus" and "Options Premier") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus" and "Options Premier") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and
(4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Interim Unaudited Condensed Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the six months ended June 30, 1999 were $3,313, $0 and $492.

     These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.

     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

                                PROVIDENT MUTUAL
                             LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

              REPORT ON AUDIT OF CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE YEARS ENDED DECEMBER 31, 1998, 1997, 1996

                        INDEPENDENT ACCOUNTANTS' REPORT

To the Board of Directors of
Provident Mutual Life Insurance Company:

     In our opinion, the accompanying consolidated statements of financial condition and the related consolidated statements of operations, equity, and cash flows present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries, at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
February 5, 1999

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1998          1997
                                                              ----------    ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost:
      1998 -- $2,924,713; 1997 -- $2,647,954)...............  $3,030,942    $2,758,069
     Held to maturity, at amortized cost (market:
      1998 -- $405,108; 1997 -- $455,776)...................     379,184       436,181
  Equity securities, at market (cost: 1998 -- $30,317;
     1997 -- $22,706).......................................      29,420        23,818
  Mortgage loans............................................     641,568       663,285
  Real estate...............................................      39,468        52,543
  Policy loans and premium notes............................     362,381       358,670
  Other invested assets.....................................       9,428        14,546
  Short-term investments....................................      96,141        18,519
                                                              ----------    ----------
          Total investments.................................   4,588,532     4,325,631
Cash........................................................  14,424....        17,985
Premiums due................................................      11,754        12,960
Investment income due and accrued...........................      75,729        73,997
Deferred policy acquisition costs...........................     705,183       629,635
Reinsurance recoverable.....................................     152,831       499,488
Separate account assets.....................................   3,115,352     2,284,118
Other assets................................................      73,716        77,059
                                                              ----------    ----------
          Total Assets......................................  $8,737,521    $7,920,873
                                                              ==========    ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $4,243,117    $4,344,591
  Policyholder funds........................................     146,948       146,871
  Policyholder dividends payable............................      33,428        33,258
  Other policy obligations..................................      18,321        16,638
                                                              ----------    ----------
          Total policy liabilities..........................   4,441,814     4,541,358
Expenses payable............................................      29,670        23,775
Taxes payable...............................................       6,308         5,856
Federal income taxes payable:
  Current...................................................      30,721        39,114
  Deferred..................................................      57,790        64,216
Separate account liabilities................................   3,088,933     2,279,124
Other liabilities...........................................     147,162       123,148
                                                              ----------    ----------
          Total liabilities.................................   7,802,398     7,076,591
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES NOTE 9
EQUITY
Retained earnings...........................................     901,158       813,618
Accumulated other comprehensive income:
  Net unrealized appreciation on securities.................      33,965        30,664
                                                              ----------    ----------
          Total equity......................................     935,123       844,282
                                                              ----------    ----------
          Total Liabilities and Equity......................  $8,737,521    $7,920,873
                                                              ==========    ==========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                               1998        1997        1996
                                                             --------    --------    --------
REVENUES
Premiums...................................................  $206,376    $220,952    $235,615
Policy and contract charges................................   126,282     106,449      73,873
Net investment income......................................   352,690     331,524     333,938
Other income...............................................    55,596      47,520      43,839
Net realized gains on investments..........................     6,780       2,360       7,873
                                                             --------    --------    --------
          Total revenues...................................   747,724     708,805     695,138
                                                             --------    --------    --------
BENEFITS AND EXPENSES
Policy and contract benefits...............................   226,802     234,117     241,042
Change in future policyholder benefits.....................   138,001     122,463     130,147
Operating expenses.........................................    82,290      82,310      94,786
Amortization of deferred policy acquisition costs..........    72,926      73,582      56,092
Policyholder dividends.....................................    65,648      65,736      65,184
Noninsurance commissions and expenses......................    35,649      24,962      20,520
                                                             --------    --------    --------
          Total benefits and expenses......................   621,316     603,170     607,771
                                                             --------    --------    --------
          Income before income taxes.......................   126,408     105,635      87,367
                                                             --------    --------    --------
Income tax expense (benefit):
  Current..................................................    46,953      35,971      (6,613)
  Deferred.................................................    (8,085)      2,613      12,441
                                                             --------    --------    --------
          Total income tax expense.........................    38,868      38,584       5,828
                                                             --------    --------    --------
          Net Income.......................................  $ 87,540    $ 67,051    $ 81,539
                                                             ========    ========    ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (IN THOUSANDS)

                                                                             NET
                                                                         UNREALIZED
                                                            RETAINED    APPRECIATION      TOTAL
                                                            EARNINGS    ON SECURITIES     EQUITY
                                                            --------    -------------    --------
BALANCE AT JANUARY 1, 1996................................  $665,028       $30,301       $695,329
                                                                                         --------
Comprehensive income
  Net income..............................................    81,539            --         81,539
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --       (19,591)       (19,591)
                                                                                         --------
Total comprehensive income................................                                 61,948
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1996..............................   746,567        10,710        757,277
                                                                                         --------
Comprehensive income
  Net income..............................................    67,051            --         67,051
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --        19,954         19,954
                                                                                         --------
Total comprehensive income................................                                 87,005
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1997..............................   813,618        30,664        844,282
                                                                                         --------
Comprehensive income
  Net income..............................................    87,540            --         87,540
  Other comprehensive income, net of tax:
     Change in unrealized appreciation....................        --         3,301          3,301
                                                                                         --------
Total comprehensive income................................                                 90,841
                                                            --------       -------       --------
BALANCE AT DECEMBER 31, 1998..............................  $901,158       $33,965       $935,123
                                                            ========       =======       ========

          See accompanying notes to consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                    YEARS ENDED DECEMBER 31,
                                                              -------------------------------------
                                                                 1998          1997         1996
                                                              -----------    ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    87,540    $  67,051    $  81,539
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................      124,693      108,773      117,038
  Amortization of deferred policy acquisition costs.........       72,926       73,582       56,092
  Capitalization of deferred policy acquisition costs.......     (140,052)    (127,593)    (119,031)
  Deferred Federal income taxes.............................       (8,085)       2,613       12,441
  Depreciation, amortization and accretion..................         (701)       4,309        5,292
  Net realized gains on investments.........................       (6,780)      (2,360)      (7,873)
  Change in investment income due and accrued...............       (1,732)         215          991
  Change in premiums due....................................        1,206          146        2,757
  Change in reinsurance recoverable.........................      346,657       30,838       14,173
  Change in policy liabilities and other policyholder
    funds...................................................     (342,412)     (44,638)     (18,335)
  Change in other liabilities...............................       24,014        5,093        8,899
  Change in current Federal income taxes payable............       (8,393)       3,786      (43,161)
  Other, net................................................        4,262       (7,770)     (13,785)
                                                              -----------    ---------    ---------
    Net cash provided by operating activities...............      153,143      114,045       97,037
                                                              -----------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      290,037      370,224      285,514
  Held to maturity securities...............................        4,806           --           --
  Equity securities.........................................       27,543        8,288        8,147
  Real estate...............................................       27,740       17,347       21,902
  Other invested assets.....................................       25,080        7,424        6,078
Proceeds from maturities of investments:
  Available for sale securities.............................      348,101      207,455      165,980
  Held to maturity securities...............................       76,483       96,045      109,582
  Mortgage loans............................................      121,076       99,673      124,190
Purchases of investments:
  Available for sale securities.............................     (922,201)    (705,348)    (533,650)
  Held to maturity securities...............................      (23,624)     (21,721)     (76,730)
  Equity securities.........................................      (32,339)      (7,052)      (2,966)
  Mortgage loans............................................     (107,728)     (54,659)     (94,254)
  Real estate...............................................         (856)      (1,823)     (11,449)
  Other invested assets.....................................      (11,342)      (1,807)        (127)
Contributions of separate account seed money................      (20,826)          --         (601)
Withdrawals of separate account seed money..................        1,954           29        6,586
Policy loans and premium notes, net.........................       (3,711)        (148)       7,580
Net (purchases) sales of short-term investments.............      (77,622)      41,888       35,983
                                                              -----------    ---------    ---------
    Net cash (used in) provided by investing activities.....     (277,429)      55,815       51,765
                                                              -----------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....    1,228,552      836,694      668,437
Variable universal life and investment product
  withdrawals...............................................   (1,107,827)    (994,120)    (814,559)
                                                              -----------    ---------    ---------
    Net cash provided by (used in) financing activities.....      120,725     (157,426)    (146,122)
                                                              -----------    ---------    ---------
    Net change in cash......................................       (3,561)      12,434        2,680
Cash, beginning of year.....................................       17,985        5,551        2,871
                                                              -----------    ---------    ---------
Cash, end of year...........................................  $    14,424    $  17,985    $   5,551
                                                              ===========    =========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $    54,863    $  31,805    $  36,329
                                                              ===========    =========    =========
  Foreclosure of mortgage loans.............................  $     8,848    $   1,744    $   7,665
                                                              ===========    =========    =========

          See accompanying notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     On October 13, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion (Plan) to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure. The Plan amended and replaced the proposed plan of conversion adopted January 5, 1998. The Plan would result in Provident Mutual converting to a stock life insurance company and being renamed Provfirst America Life Insurance Company (Provfirst America). Provfirst America will have a newly created parent company, Provfirst America Corporation, a stock holding company. Additionally, Provfirst America Corporation will have a newly created parent company, Provident Mutual Holding Company, a mutual holding company. PLACA will be renamed Provfirst America Life and Annuity Company. PMILIC will be renamed Provfirst America International Life Insurance Company. PHC will be renamed Provfirst America Holding Company.

     The Insurance Department of the Commonwealth of Pennsylvania reviewed the Plan and rendered its Decision and Order approving the Plan, subject to certain conditions, on November 6, 1998.

     The Plan requires the approval of at least two-thirds of the votes cast by voting policyholders. A Special Meeting of policyholders to consider and vote upon the Plan has been scheduled for February 9, 1999.

     The Company sells individual variable and traditional life insurance products and a variety of individual and group annuity products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, which are responsible for product regulation. Sales in 12 states accounted for 79% of the Company's sales for the year ended December 31, 1998. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are regulated by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain variable and traditional life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company whose major subsidiary is Sigma American Corporation (Sigma). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties.

BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated. The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Certain prior year amounts have been reclassified to conform with the current year presentation.

     The Company prepares financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the initial deferral of acquisition costs, the accounting for deferred taxes, the accrual of postretirement benefits, the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

     Statutory net income was $74.8 million, $62.7 million and $39.9 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory surplus was $382.4 million and $374.4 million as of December 31, 1998 and 1997, respectively. During 1998, the Company adopted the accounting requirements of the National Association of Insurance Commissioners' codification of statutory accounting principles. The effect of this reduced surplus by $46.8 million.

     The preparation of the accompanying consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

INVESTED ASSETS

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common and preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in equity, net of related Federal income taxes and amortization of deferred acquisition costs.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. Upon impairment, a reserve is established for the difference between the unpaid principal of the mortgage loan and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. Changes in the reserve are charged to realized capital losses. Reserves totaled $10.7 million and $13.1 million at December 31, 1998 and 1997, respectively.

     Policy loans are reported at unpaid principal balances.

     Real estate occupied by the Company is carried at cost less accumulated depreciation. Foreclosed real estate is carried at the lower of cost or fair market value, less encumbrances and accumulated depreciation. The straight-line method of depreciation is used for all real estate.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or fair market value. The Company receives preferred returns and interest on loans/capital advances made to the real estate joint ventures.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost, which approximates market value.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, but not for income generation or speculative purposes. Derivatives utilized by the

Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

     In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement requires that all derivatives be recorded at fair value in the statement of financial condition as either assets or liabilities. The accounting for changes in the fair value of a derivative depends on its intended use and its resulting designation. This Statement is effective for fiscal years beginning after June 15, 1999. The Company is currently reviewing this Statement and has not yet determined its impact on the consolidated financial statements.

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The adoption of this statement, which is effective for fiscal years beginning after December 15, 1998, is not expected to have a material effect on the Company's consolidated financial statements.

BENEFIT RESERVES AND POLICYHOLDER CONTRACT DEPOSITS

Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating. In addition to guaranteeing benefits, they pay dividends, as declared annually by the Company based on experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, reserve assumptions are based on mortality rates consistent with those underlying the cash values and investment rates consistent with the Company's dividend practices. For most policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality tables at interest rates ranging from 3.5% to 4.5%.

Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

PREMIUMS, CHARGES AND BENEFITS

Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 3.47% to 9.07% in 1998.

Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.25% for 1998, 8.0% for 1997 and 8.15% for 1996.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1998, 1997 and 1996 were $140.1 million, $127.6 million, and $119.0 million, respectively. Amortization of deferred policy acquisition costs was $72.9 million, $73.6 million and $56.1 million during 1998, 1997 and 1996, respectively.

CAPITAL GAINS AND LOSSES

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

POLICYHOLDER DIVIDENDS

     Annually, the Board of Directors declares the amount of dividends to be paid in the following calendar year. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying consolidated financial statements as a liability and as a charge to operations.

REINSURANCE

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

SEPARATE ACCOUNTS

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders, variable annuity contractholders and several of the Company's retirement plans.

     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return and on the Company's seed money. The separate account assets are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

FEDERAL INCOME TAXES

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying consolidated financial statements and those in the Company's income tax returns.

COMPREHENSIVE INCOME

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for the reporting and presentation of comprehensive income and its components.
     Comprehensive income encompasses all changes in equity, excluding transactions with owners, and includes net income and the change in unrealized appreciation/depreciation on securities. This new standard requires additional disclosures in the consolidated financial statements and does not affect results of operations or financial condition.

     The components of other comprehensive income are as follows (in millions):

                                                                      TAX
                                                     BEFORE TAX    (EXPENSE)    NET OF TAX
                                                       AMOUNT       BENEFIT       AMOUNT
                                                     ----------    ---------    ----------
YEAR ENDED DECEMBER 31, 1998:
Unrealized appreciation (depreciation) on
securities.........................................    $ 11.9       $ (4.2)       $  7.7
  Less: reclassification adjustment for gains
     realized in net income........................      (6.8)         2.4          (4.4)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $  5.1       $ (1.8)       $  3.3
                                                       ======       ======        ======
YEAR ENDED DECEMBER 31, 1997:
  Unrealized appreciation (depreciation) on
     securities....................................    $ 33.1       $(11.6)       $ 21.5
  Less: reclassification adjustment for gains
     realized in net income........................      (2.4)          .9          (1.5)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $ 30.7       $(10.7)       $ 20.0
                                                       ======       ======        ======
YEAR ENDED DECEMBER 31, 1996:
  Unrealized appreciation (depreciation) on
     securities....................................    $(24.7)      $ 10.2        $(14.5)
  Less: reclassification adjustment for gains
     realized in net income........................      (7.9)         2.8          (5.1)
                                                       ------       ------        ------
  Net change in unrealized appreciation on
     securities....................................    $(32.6)      $ 13.0        $(19.6)
                                                       ======       ======        ======

2.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1998 and 1997 (in millions):

                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
ASSETS
Fixed maturities:
  Available for sale......................  $3,030.9    $3,030.9    $2,758.1    $2,758.1
  Held to maturity........................  $  405.1    $  379.2    $  455.8    $  436.2
Equity securities.........................  $   29.4    $   29.4    $   23.8    $   23.8
Mortgage loans............................  $  697.2    $  641.6    $  726.6    $  663.3
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts.............  $  178.6    $  172.3    $  240.7    $  234.3

                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                            --------------------    --------------------
                                              FAIR      CARRYING      FAIR      CARRYING
                                             VALUE       VALUE       VALUE       VALUE
                                            --------    --------    --------    --------
Group annuities...........................  $1,596.4    $1,595.9    $1,345.8    $1,353.2
Supplementary contracts without life
  contingencies...........................  $   30.4    $   29.8    $   30.8    $   30.6
Individual annuities......................  $1,907.1    $1,961.8    $1,740.3    $1,799.6

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

INVESTMENT SECURITIES

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

MORTGAGE LOANS

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

POLICY LOANS

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

GUARANTEED INTEREST CONTRACTS

     The fair value of GIC liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing the guaranteed interest contract liabilities were $172.5 million and $175.9 million, respectively, at December 31, 1998 and $237.1 million and $240.9 million, respectively, at December 31, 1997.

GROUP ANNUITIES

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

POLICYHOLDER DIVIDENDS AND COUPON ACCUMULATIONS

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied toward the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3.  MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1998 and 1997 are as follows (in millions):

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
government corporations and agencies.............  $   41.7       $  1.7        $  --       $   43.4
Obligations of states and political
  subdivisions...................................      57.8          2.9           --           60.7
Debt securities issued by foreign governments....       1.0           .1           --            1.1
Corporate securities.............................   2,537.1        124.4         33.3        2,628.2
Mortgage-backed securities.......................     287.1         11.0           .6          297.5
                                                   --------       ------        -----       --------
Subtotal -- fixed maturities.....................   2,924.7        140.1         33.9        3,030.9
Equity securities................................      30.3          1.8          2.7           29.4
                                                   --------       ------        -----       --------
     Total.......................................  $2,955.0       $141.9        $36.6       $3,060.3
                                                   ========       ======        =====       ========

                                                                   DECEMBER 31, 1998
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
government corporations and agencies.............   $ 16.7        $ 1.5         $  --        $ 18.2
Obligations of states and political
  subdivisions...................................      7.9           .7            .1           8.5
Debt securities issued by foreign governments....      6.2          1.0            --           7.2
Corporate securities.............................    339.6         22.4            .2         361.8
Mortgage-backed securities.......................      8.8           .6            --           9.4
                                                    ------        -----         -----        ------
     Total.......................................   $379.2        $26.2         $  .3        $405.1
                                                    ======        =====         =====        ======

                                                                   DECEMBER 31, 1997
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
AVAILABLE FOR SALE                                   COST         GAINS         LOSSES        VALUE
------------------                                 ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
government corporations and agencies.............  $   53.4       $  2.0        $  .1       $   55.3
Obligations of states and political
  subdivisions...................................      66.7          3.3           .2           69.8
Debt securities issued by foreign governments....       1.0           .1           --            1.1
Corporate securities.............................   2,257.1        104.2         10.8        2,350.5
Mortgage-backed securities.......................     269.8         11.7           .1          281.4
                                                   --------       ------        -----       --------
Subtotal -- fixed maturities.....................   2,648.0        121.3         11.2        2,758.1
Equity securities................................      22.7          4.8          3.7           23.8
                                                   --------       ------        -----       --------
     Total.......................................  $2,670.7       $126.1        $14.9       $2,781.9
                                                   ========       ======        =====       ========

                                                                   DECEMBER 31, 1997
                                                   --------------------------------------------------
                                                                  GROSS         GROSS       ESTIMATED
                                                   AMORTIZED    UNREALIZED    UNREALIZED      FAIR
HELD TO MATURITY                                     COST         GAINS         LOSSES        VALUE
----------------                                   ---------    ----------    ----------    ---------
U.S. Treasury securities and obligations of U.S.
government corporations and agencies.............   $ 17.3        $ 1.1          $ --        $ 18.4
Obligations of states and political
  subdivisions...................................      9.1           .6            .1           9.6
Debt securities issued by foreign governments....      6.5           .8            --           7.3
Corporate securities.............................    393.9         19.1           2.5         410.5
Mortgage-backed securities.......................      9.4           .6            --          10.0
                                                    ------        -----          ----        ------
     Total.......................................   $436.2        $22.2          $2.6        $455.8
                                                    ======        =====          ====        ======

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1998, by contractual maturity, are as follows (in millions):

                            AMORTIZED   ESTIMATED
AVAILABLE FOR SALE            COST      FAIR VALUE
------------------          ---------   ----------
Due in one year or less...  $  145.1     $  146.6
Due after one year through
five years................     768.8        791.8
Due after five years
  through ten years.......     734.1        766.9
Due after ten years.......   1,276.7      1,325.6
                            --------     --------
     Total................  $2,924.7     $3,030.9
                            ========     ========

                            AMORTIZED   ESTIMATED
HELD TO MATURITY              COST      FAIR VALUE
----------------            ---------   ----------
Due in one year or less...   $ 10.2       $ 10.2
Due after one year through
five years................    109.1        113.6
Due after five years
  through ten years.......    156.3        168.7
Due after ten years.......    103.6        112.6
                             ------       ------
     Total................   $379.2       $405.1
                             ======       ======

     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 1998, 1997 and 1996 are summarized as follows (in millions):

                           1998    1997    1996
                           -----   -----   -----
Fixed maturities.........  $(9.2)  $ 7.9   $ 6.0
Equity securities........    2.8    (3.8)     .3
Mortgage loans...........     .7     1.1    (1.4)
Real estate..............    6.6    (2.2)    2.8
Policy loans and premium
  notes..................     --      --      .9
Other invested assets....    8.9     (.6)    (.7)
Other assets.............   (3.0)     --      --
                           -----   -----   -----
     Total...............  $ 6.8   $ 2.4   $ 7.9
                           =====   =====   =====

     During 1998, the Company sold held to maturity securities with an amortized cost of $5.6 million, resulting in a realized loss of $.8 million. The securities were sold in response to significant deterioration in the creditworthiness of the issuers.

     Net unrealized appreciation on available for sale securities as of December 31, 1998 and 1997 is summarized as follows (in millions):

                                 1998     1997
                                ------   ------
Net unrealized appreciation
  before adjustments for the
  following:..................  $105.3   $111.2
Amortization of deferred
policy acquisition costs......   (53.0)   (64.0)
  Deferred Federal income
     taxes....................   (18.3)   (16.5)
                                ------   ------
Net unrealized appreciation...  $ 34.0   $ 30.7
                                ======   ======

     Net investment income, by type of investment, is as follows for the years ending December 31, 1998, 1997 and 1996 (in millions):

                         1998     1997     1996
                        ------   ------   ------
Gross investment
  income:
Fixed maturities:
  Available for
     sale.............  $225.2   $201.2   $193.5
  Held to maturity....    34.4     39.6     45.1
Equity securities.....      .5       .8      1.2
Mortgage loans........    59.1     62.9     69.0
Real estate...........     6.6     10.7     11.4
Policy loans and
  premium notes.......    24.2     23.4     23.4
Other invested
  assets..............    15.3      8.0      5.5
Short-term
  investments.........     3.3      2.5      3.8
Other, net............      --      (.2)      .5
                        ------   ------   ------
                         368.6    348.9    353.4
Less investment
  expenses............   (15.9)   (17.4)   (19.5)
                        ------   ------   ------
Net investment
  income..............  $352.7   $331.5   $333.9
                        ======   ======   ======

     On May 13, 1998, the Company purchased two structured notes at par value totaling $55 million for settlement on June 2, 1998. The notes were acquired from separate unaffiliated issuers and were categorized as available for sale. The notes carried opposite interest rate characteristics and were reset on June 29, 1998 as a result of the 10-year USD swap rate being less than the trigger rate of 6.14%. The notes were accounted for as separate notes in accordance with the provisions of FASB Emerging Issues Task Force (EITF) Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes".

     The note with a par value of $32 million and a stated coupon rate of 5.777% was reset to a coupon rate of 11.554%. Interest earned on this note during 1998 was $.1 million for 27 days at 5.777% and $1.9 million for 185 days at 11.554%.

     A note with a par value of $23 million and a stated coupon rate of 5.878% was reset to a coupon rate of 0% and was sold on June 29, 1998 at a loss of $10.6 million. Interest earned on this note during 1998 was $.1 million for 27 days at 5.878%.

     The unrealized gain on the remaining note is $10.1 million at December 31, 1998.

     In November 1998, the EITF released Issue No. 98-15, "Structured Notes Acquired for a Specified Investment Strategy", which requires that structured notes transactions entered into after September 24, 1998 be accounted for as a unit. If the Company had accounted for the notes as a unit, the realized loss of $10.6 million would have been reversed and applied as an adjustment to the cost of the remaining note. Interest earned for 1998 on both notes would have totaled $1.5 million. Interest earned over the lives of the notes would be $8.7 million less had the notes been accounted for as a unit.

4.  MORTGAGE LOANS

     The carrying value of impaired loans was $33.9 million and $47.9 million, which are net of reserves of $4.3 million and $6.4 million as of December 31, 1998 and 1997, respectively.

     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1998 and 1997 is as follows (in millions):

                               1998     1997
                               -----    -----
BALANCE AT JANUARY 1.........  $13.1    $14.4
Recoveries...................    (.6)    (1.3)
Releases due to
  foreclosure................   (1.8)      --
                               -----    -----
BALANCE AT DECEMBER 31.......  $10.7    $13.1
                               =====    =====

     The average recorded investment in impaired loans was $46.3 million and $59.9 million during 1998 and 1997, respectively. Interest income recognized on impaired loans during 1998, 1997 and 1996 was $3.9 million, $4.9 million and $6.9 million, respectively. All interest income on impaired loans was recognized on the cash basis.

5.  REAL ESTATE

     Real estate holdings are as follows at December 31, 1998 and 1997 (in millions):

                               1998     1997
                               -----    -----
Occupied by the Company......  $31.1    $32.0
Foreclosed...................    8.2     18.8
Investment...................     .2      1.7
                               -----    -----
     Total...................  $39.5    $52.5
                               =====    =====

     Depreciation expense was $1.8 million, $3.0 million and $3.2 million for the years ended

December 31, 1998, 1997 and 1996, respectively. Accumulated depreciation for real estate totaled $6.9 million and $12.6 million at December 31, 1998 and 1997, respectively. Permanent impairment writedowns were $.5 million, $6.1 million and $1.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

6.  BENEFIT PLANS

     The Company maintains a qualified defined benefit pension plan and several nonqualified defined benefit, supplemental executive retirement, excess benefit and deferred compensation plans. In addition, the Company maintains other postretirement benefit plans which include medical benefits for retirees and their spouses (and Medicare Part B reimbursement for certain retirees) and retiree life insurance.

     The following tables present a reconciliation of the changes in the plans' benefit obligations and fair value of assets for the years ended December 31, 1998 and 1997, as well as, the funded status as of December 31, 1998 and 1997 (in millions):

                                                  PENSION BENEFITS     OTHER BENEFITS
                                                  ----------------    ----------------
                                                   1998      1997      1998      1997
                                                  ------    ------    ------    ------
CHANGE IN BENEFIT OBLIGATION
Net benefit obligation at beginning of year.....  $116.6    $111.4    $ 29.8    $ 34.2
Service cost....................................     4.5       4.3        .5        .5
Interest cost...................................     7.8       8.3       1.9       2.0
Plan participants' contributions................      --        --        .1        .2
Plan amendments.................................      .4        --        --        --
Actuarial (gain) loss...........................    (3.2)      6.6      (1.9)     (4.7)
Gross benefits paid.............................    (9.4)    (14.0)     (2.1)     (2.4)
                                                  ------    ------    ------    ------
Net benefit obligation at end of year...........   116.7     116.6      28.3      29.8
                                                  ------    ------    ------    ------
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of
  year..........................................   165.8     148.7        --        --
Actual return on plan assets....................    26.8      31.7        --        --
Employer contributions..........................      --        --       1.7       1.6
401(h) transfer.................................    (1.7)     (1.6)       --        --
Gross benefits paid.............................    (8.5)    (13.0)     (1.7)     (1.6)
                                                  ------    ------    ------    ------
Fair value of plan assets at end of year........   182.4     165.8        --        --
                                                  ------    ------    ------    ------
Funded status...................................    65.7      49.2     (28.3)    (29.8)
Unrecognized actuarial gain.....................   (41.2)    (26.7)    (17.0)    (16.0)
Unrecognized prior service cost.................     3.9       3.7       6.5       7.0
Unrecognized net transition obligation..........   (15.7)    (17.5)       --        --
                                                  ------    ------    ------    ------
Net amount recognized...........................  $ 12.7    $  8.7    $(38.8)   $(38.8)
                                                  ======    ======    ======    ======

     The following table presents the amounts recognized in the consolidated statements of financial condition as of December 31, 1998 and 1997 (in millions):

                                                   PENSION BENEFITS      OTHER BENEFITS
                                                   -----------------    ----------------
                                                    1998       1997      1998      1997
                                                   -------    ------    ------    ------
Prepaid benefit cost.............................  $ 24.0     $17.9     $   --    $   --
Accrued benefit liability........................   (11.3)     (9.2)     (38.8)    (38.8)
Additional minimum liability.....................    (1.8)     (3.9)        --        --
Intangible asset.................................     1.8       3.9         --        --
                                                   ------     -----     ------    ------
Net amount recognized............................  $ 12.7     $ 8.7     $(38.8)   $(38.8)
                                                   ======     =====     ======    ======

     The components of net periodic benefit (income) cost for the years ended December 31, 1998, 1997 and 1996 are as follows (in millions):

                                          PENSION BENEFITS            OTHER BENEFITS
                                     --------------------------    --------------------
                                      1998      1997      1996     1998    1997    1996
                                     ------    ------    ------    ----    ----    ----
Service cost.......................  $  4.5    $  4.3    $  4.6    $ .5    $ .5    $ .5
Interest cost......................     7.8       8.3       8.1     1.9     2.0     2.4
Expected return on assets..........   (14.6)    (13.0)    (12.4)     --      --     (.6)
Amortization of:
  Transition asset.................    (1.9)     (1.9)     (1.9)     --      --      --
  Prior service cost...............      .3        .3        .7      .4      .4      --
  Actuarial (gain) loss............     (.9)      (.1)       .1     (.9)    (.8)    (.4)
                                     ------    ------    ------    ----    ----    ----
Net periodic benefit (income)
  cost.............................  $ (4.8)   $ (2.1)   $  (.8)   $1.9    $2.1    $1.9
                                     ======    ======    ======    ====    ====    ====

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $15.9 million, $13.1 million, and $0, respectively, at December 31, 1998, and $20.6 million, $13.2 million, and $0, respectively, at December 31, 1997.

     Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. A 1% change in assumed health care cost trend rates would have the following effects (in millions):

                                                              1% INCREASE    1% DECREASE
                                                              -----------    -----------
Effect on total of service and interest cost components of
  net periodic postretirement benefit cost..................     $ .1           $ (.1)
Effect on the health care component of the accumulated
postretirement benefit obligation...........................     $1.3           $(1.2)

     The following weighted-average assumptions were used in the measurement of the Company's benefit obligations as of December 31, 1998 and 1997:

                                                            PENSION
                                                            BENEFITS      OTHER BENEFITS
                                                          ------------    --------------
                                                          1998    1997    1998     1997
                                                          ----    ----    -----    -----
Discount rate...........................................  6.75%   7.0%    6.75%     7.0%
Expected return on plan assets..........................   9.0%   9.0%     N/A      N/A
Rate of compensation increase...........................  4.75%   5.0%    4.75%     5.0%

     A 5.5% annual rate of increase in the cost of covered health care benefits was assumed for 1998, decreasing to an ultimate trend of 5.1% in 2001.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In December 1998, the Company transferred $1.7 million of excess assets from the defined benefit pension plan to pay for 1998 qualified retiree health benefits. A transfer of excess assets in the amount of $1.6 million was made in December 1997 to pay for 1997 qualified retiree health benefits. In December 1996, excess assets totaling $1.6 million were transferred to pay for 1996 qualified retiree health benefits.

     The Company also provides a funded noncontributory defined contribution plan that covers substantially all of its agents and a contributory defined contribution plan qualified under section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $3.4 million, $3.4 million, and $2.6 million for the years ended December 31, 1998, 1997 and 1996, respectively.

7.  FEDERAL INCOME TAXES

     The Company files a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. Each tax provision is accrued on a separate company basis. The life company tax provisions include an equity tax.
     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                         YEAR ENDED DECEMBER 31,
                        -------------------------
                         1998     1997     1996
                        ------   ------   -------
Federal income tax at
  statutory rate.....   $44.2    $37.0    $ 30.6
Current year equity
tax..................     6.3      8.8       8.5
  True down of prior
     years' equity
     tax.............    (7.0)    (8.0)     (5.1)
  Tax settlement.....    (4.7)      --     (28.3)
  Other..............      .1       .8        .1
                        -----    -----    ------
Provision for Federal
  income tax from
  operations.........   $38.9    $38.6    $  5.8
                        =====    =====    ======

     In 1996, the Company settled various tax issues with the IRS, including an issue relating to the tax treatment of certain traditional life insurance policy updates. As a result of the settlements, the 1996 Federal income tax expense in the consolidated statement of operations was decreased by approximately $28.3 million which includes $15.9 million of interest, net of taxes. In 1998, the Company settled open tax years which resulted in the reduction of income tax expense by $4.7 million.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1998 and 1997 (in millions):

                                1998     1997
                               ------   ------
DEFERRED TAX LIABILITY
Deferred policy acquisition
  costs......................  $214.2   $196.5
Prepaid pension asset........     8.4      6.3
Net unrealized gain on
  available for sale
  securities.................    18.3     16.5
                               ------   ------
     Total deferred tax
       liability.............   240.9    219.3
                               ------   ------
DEFERRED TAX ASSET
Reserves.....................   145.8    123.8
Employee benefit accruals....    18.2     17.5
Invested assets..............     6.4      8.3
Policyholder dividends.......     8.2      8.1
Deferred rent................      --      1.4
Other........................     4.5     (4.0)
                               ------   ------
     Total deferred tax
       asset.................   183.1    155.1
                               ------   ------
Net deferred tax liability...  $ 57.8   $ 64.2
                               ======   ======

     The Company's Federal income tax returns have been audited through 1994. All years through 1985 are closed. Years 1986 through 1994 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1995 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

     Recently, the Internal Revenue Service issued Revenue Ruling 99-3 which provided, in general, that a mutual life insurance company that converts to a stock life insurance company in a mutual holding company structure will no longer be subject to the equity tax. As a result, the Company believes that it will no longer be subject to the equity tax upon completion of its conversion to a stock life insurance company pursuant to the pending mutual holding company conversion.

8.  REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500,000 on any single life.

     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.
     On January 1, 1998, the Company terminated its reinsurance agreement with Metropolitan Life Insurance Company (Metropolitan). Prior to 1998, the Company had ceded 65 percent of the premiums and reserves related to its single premium deferred annuity (SPDA) product to Metropolitan. The Company recaptured $352.7 million in reserves and received cash totaling $343.7 million. The $9.0 million cost of recapturing the contracts has been deferred and will be amortized in relation to the incidence of expected gross profits over the expected life of the contracts.

     The tables below highlight the amounts shown in the accompanying consolidated financial statements which are net of reinsurance activity (in millions):

                                                     CEDED TO      ASSUMED
                                          GROSS        OTHER      FROM OTHER       NET
                                         AMOUNT      COMPANIES    COMPANIES      AMOUNT
                                        ---------    ---------    ----------    ---------
DECEMBER 31, 1998:
Life insurance in force...............  $40,139.8    $8,550.4       $167.4      $31,756.8
                                        =========    ========       ======      =========
Premiums..............................  $   217.1    $   14.2       $  3.5      $   206.4
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,243.1    $  152.8       $  3.1      $ 4,093.4
                                        =========    ========       ======      =========
DECEMBER 31, 1997:
Life insurance in force...............  $36,961.7    $7,549.1       $238.6      $29,651.2
                                        =========    ========       ======      =========
Premiums..............................  $   232.7    $   15.0       $  3.2      $   220.9
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,344.6    $  499.5       $  3.9      $ 3,849.0
                                        =========    ========       ======      =========
DECEMBER 31, 1996:
Life insurance in force...............  $33,695.9    $6,559.3       $208.9      $27,345.5
                                        =========    ========       ======      =========
Premiums..............................  $   247.8    $   15.2       $  3.0      $   235.6
                                        =========    ========       ======      =========
Future policyholder benefits..........  $ 4,426.5    $  530.3       $  5.1      $ 3,901.3
                                        =========    ========       ======      =========

9.  COMMITMENTS AND CONTINGENCIES

LEASES

     The Company leases office space, data processing equipment and certain other equipment under operating leases expiring on various dates between 1999 and 2004. Most of the leases contain renewal and purchase options based on prevailing fair market values.

     Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 1998, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

                                        SUBLEASE
                            RENTAL      RENTALS
                           PAYMENTS    RECEIVABLE
YEARS ENDING DECEMBER 31:  --------    ----------
1999....................    $ 8.9         $ .8
2000....................      6.7           .3
2001....................      4.6           --
2002....................      3.5           --
2003....................      1.9           --
Thereafter..............      1.0           --
                            -----         ----
     Total..............    $26.6         $1.1
                            =====         ====

     Total related rent expense was $13.6 million, $12.7 million and $18.4 million in 1998, 1997 and 1996, respectively, which was net of sublease income of $2.6 million, $1.9 million and $.5 million in 1998, 1997 and 1996, respectively.

     During 1998, the Company recorded a charge to income in the amount of $3.0 million for the termination of a lease obligation for furniture and equipment.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

     At December 31, 1998, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $42.0 million. The mortgage loan commitments, which expire through August 1999, totaled $19.4 million and were issued during 1998 at interest rates consistent with rates applicable on December 31, 1998. As a result, the fair value of these commitments approximates the face amount.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company closed out hedge positions consisting of 939 treasury futures contracts with a dollar value of $108.8 million in 1998, 239 treasury futures contracts with a dollar value of $25.2 million in 1997, and 162 treasury futures contracts with a dollar value of $17.3 million in 1996. The approximate net gains (losses) generated from the hedge positions were $.1 million for the year ended December 31, 1998, $(.1) million for the year ended December 31, 1997 and $(.3) million for the year ended December 31, 1996. There were no open hedge positions at December 31, 1998.

     The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1998.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totaling 105% of market value plus accrued interest is required. For equities, cash collateral totaling 105% of market value is required. There were no securities lending positions at December 31, 1998.

INVESTMENT PORTFOLIO CREDIT RISK

Bonds

     The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1998 and 1997, approximately $210.4 million and $164.6 million, respectively, in debt security investments (6.4% and 5.3%, respectively, of the total debt security portfolio) were considered "below investment grade." Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

     Debt security investments with a carrying value at December 31, 1998 of $6.6 million were non-income producing for the year ended December 31, 1998.

     The Company had debt security investments in the financial services industry at both December 31, 1998 and 1997 that exceeded 5% of total assets.

Mortgage Loans

     The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

     There were two mortgage loans totaling $3.7 million and one mortgage loan totaling $3.2 million in which payments on principal and/or interest were over 90 days past due as of December 31, 1998 and 1997, respectively.

     The Company had loans outstanding in Pennsylvania where principal balances in the aggregate exceeded 20% of the Company's equity.

Lines of Credit

     The Company has approximately $50 million of available unused lines of credit at December 31, 1998.

Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business, sales practices, and as a result of the merger with Covenant Life Insurance Company in 1994, which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the consolidated financial statements. Guaranty fund assessments totaled $2.2 million, $1.1 million and $1.6 million in 1998, 1997 and 1996, respectively. Of those amounts, $1.6 million, $.8 million and $.9 million in 1998, 1997 and 1996, respectively, are creditable against future years' premium taxes.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

            CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               JUNE 30,
                                                                 1999
                                                              ----------
ASSETS
Investments:
  Fixed maturities:
     Available for sale, at market (cost: $2,918,524).......  $2,879,470
     Held to maturity, at amortized cost (market:
      $355,456).............................................     347,900
  Equity securities, at market (cost: $19,087)..............      19,823
  Mortgage loans............................................     616,061
  Real estate...............................................      37,770
  Policy loans and premium notes............................     364,521
  Other invested assets.....................................      17,196
  Short-term investments....................................      40,191
                                                              ----------
          Total investments.................................   4,322,932
                                                              ----------
Cash........................................................      10,023
Premiums due and deferred...................................      10,076
Investment income due and accrued...........................      75,176
Deferred policy acquisition costs...........................     789,621
Reinsurance recoverable.....................................     153,871
Separate account assets.....................................   3,560,189
Other assets................................................      73,468
                                                              ----------
          Total assets......................................  $8,995,356
                                                              ==========
LIABILITIES
Policy liabilities:
  Future policyholder benefits..............................  $4,116,753
  Policyholders' funds......................................     149,085
  Policyholder dividends payable............................      32,799
  Other policy obligations..................................      17,240
                                                              ----------
          Total policy liabilities..........................   4,315,877
                                                              ----------
Expenses payable............................................      22,482
Taxes payable...............................................       5,648
Federal income taxes payable:
  Current...................................................      17,766
  Deferred..................................................      33,519
Separate account liabilities................................   3,530,439
Other liabilities...........................................     124,059
                                                              ----------
          Total liabilities.................................   8,049,790
                                                              ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 5
EQUITY
Retained earnings...........................................     956,180
Accumulated other comprehensive income:
  Net unrealized depreciation on securities.................     (10,614)
                                                              ----------
          Total equity......................................     945,566
                                                              ----------
          Total liabilities and equity......................  $8,995,356
                                                              ==========

  See accompanying notes to interim unaudited condensed consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 1999
                                                              -------------
REVENUES
Premiums....................................................    $ 96,206
Policy and contract charges.................................      71,673
Net investment income.......................................     167,651
Other income................................................      30,051
Net realized losses on investments..........................        (460)
                                                                --------
          Total revenues....................................     365,121
                                                                --------
BENEFITS AND EXPENSES
Policy and contract benefits................................     110,757
Change in future policyholder benefits......................      50,148
Operating expenses..........................................      39,069
Amortization of deferred policy acquisition costs...........      39,490
Policyholder dividends......................................      31,560
Noninsurance commissions and expenses.......................      19,639
                                                                --------
          Total benefits and expenses.......................     290,663
                                                                --------
          Income before income taxes........................      74,458
Income tax expense (benefit):
  Current...................................................      19,703
  Deferred..................................................        (267)
                                                                --------
          Total income tax expense..........................      19,436
                                                                --------
          Net income........................................    $ 55,022
                                                                ========

  See accompanying notes to interim unaudited condensed consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   CONDENSED CONSOLIDATED STATEMENT OF EQUITY
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                                           NET
                                                                        UNREALIZED
                                                                       APPRECIATION
                                                          RETAINED    (DEPRECIATION)     TOTAL
                                                          EARNINGS    ON SECURITIES      EQUITY
                                                          --------    --------------    --------
BALANCE AT JANUARY 1, 1999..............................  $901,158       $ 33,965       $935,123
                                                          --------       --------       --------
Comprehensive income
  Net income............................................    55,022             --         55,022
  Other comprehensive income, net of tax:
     Change in unrealized appreciation (depreciation)...        --        (44,579)       (44,579)
                                                                                        --------
Total comprehensive income..............................                                  10,443
                                                          --------       --------       --------
BALANCE AT JUNE 30, 1999................................  $956,180       $(10,614)      $945,566
                                                          ========       ========       ========

  See accompanying notes to interim unaudited condensed consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                                               SIX MONTHS
                                                                  ENDED
                                                              JUNE 30, 1999
                                                              -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................    $  55,022
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Interest credited to variable universal life and
    investment products.....................................       52,068
  Amortization of deferred policy acquisition costs.........       39,490
  Capitalization of deferred policy acquisition costs.......      (61,224)
  Deferred Federal income taxes.............................         (267)
  Depreciation, amortization and accretion..................       (1,573)
  Net realized losses on investments........................          460
  Change in investment income due and accrued...............          553
  Change in premiums due and deferred.......................        1,678
  Change in reinsurance recoverable.........................       (1,040)
  Change in policy liabilities and other policyholders'
    funds of traditional life products......................       (6,239)
  Change in other liabilities...............................      (23,103)
  Change in current Federal income taxes payable............      (12,955)
  Other, net................................................       (5,907)
                                                                ---------
    Net cash provided by operating activities...............       36,963
                                                                ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of investments:
  Available for sale securities.............................      130,396
  Equity securities.........................................       12,763
  Real estate...............................................        1,129
  Other invested assets.....................................        1,236
Proceeds from maturities of investments:
  Available for sale securities.............................      158,677
  Held to maturity securities...............................       33,108
  Mortgage loans............................................       51,830
Purchases of investments:
  Available for sale securities.............................     (287,368)
  Held to maturity securities...............................           (3)
  Equity securities.........................................          (74)
  Mortgage loans............................................      (26,326)
  Real estate...............................................          (92)
  Other invested assets.....................................       (8,957)
Contributions of separate account seed money................       (2,089)
Policy loans and premium notes, net.........................       (2,141)
Net sales of short-term investments.........................       55,950
                                                                ---------
    Net cash provided by investing activities...............      118,039
                                                                ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Variable universal life and investment product deposits.....      397,073
Variable universal life and investment product
  withdrawals...............................................     (556,476)
                                                                ---------
    Net cash used in financing activities...................     (159,403)
                                                                ---------
    Net change in cash......................................       (4,401)
Cash, beginning of period...................................       14,424
                                                                ---------
Cash, end of period.........................................    $  10,023
                                                                =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the period for income taxes..............    $  31,013
                                                                =========

  See accompanying notes to interim unaudited condensed consolidated financial statements.

            PROVIDENT MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

     NOTES TO INTERIM UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

     The accompanying interim unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and footnotes for the years ended December 31, 1998, 1997 and 1996. Management believes that all adjustments, consisting of normal recurring accruals, required for a fair presentation of the consolidated financial position as of June 30, 1999 and the consolidated results of operations, comprehensive income and cash flows for the six months ended June 30, 1999 have been made.

     The preparation of the accompanying interim unaudited condensed consolidated financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2.  ORGANIZATION

     On October 13, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion (the Plan) to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure.

     On November 6, 1998, the Insurance Department of the Commonwealth of Pennsylvania reviewed the Plan and rendered its Decision and Order approving the Plan, subject to certain conditions.
     A Special Meeting of policyholders was held February 9, 1999 to consider and vote upon the Plan. Approximately 90% of the voting policyholders approved the Plan.

     Subsequent to the Special Meeting, a group of dissident policyholders filed a lawsuit to block the Plan. On February 11, 1999, a Philadelphia Common Pleas Court judge issued an order granting a preliminary injunction blocking the Plan until the Court conducted a hearing. The Company continued to provide information to the Court at hearings held on March 16, 1999 and June 22, 1999. On September 16, 1999, the judge issued a permanent injunction blocking the Plan. The Company is in the process of responding to the substantive issues raised in the permanent injunction and assessing its options.

3.  COMPREHENSIVE INCOME

     The components of other comprehensive income for the six months ended June 30, 1999 are as follows (in millions):

                                                                      TAX
                                                     BEFORE TAX    (EXPENSE)    NET OF TAX
                                                       AMOUNT       BENEFIT       AMOUNT
                                                     ----------    ---------    ----------
Unrealized appreciation (depreciation) on
  securities.......................................    $(69.1)       $24.2        $(44.9)
Less: reclassification adjustment for losses
realized in net income.............................        .5          (.2)           .3
                                                       ------        -----        ------
Net change in unrealized appreciation
  (depreciation) on securities.....................    $(68.6)       $24.0        $(44.6)
                                                       ======        =====        ======

          NOTES TO INTERIM UNAUDITED CONDENSED CONSOLIDATED FINANCIAL
                           STATEMENTS -- (CONTINUED)

4.  NEW ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 1999, the Company adopted Statement of Positions No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining measurement and recognition of a liability or an asset for insurance-related assessments. The adoption of SOP 97-3 did not have a material effect on the results of operations or the financial position of the Company.

     In June 1999, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133" (SFAS 137). SFAS 137 defers for one year the effective date of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). The Company plans to adopt the provisions of SFAS 133 effective January 1, 2001. The Company is currently reviewing SFAS 133 and has not yet determined its impact on the interim unaudited condensed consolidated financial statements.

5.  COMMITMENTS AND CONTINGENCIES

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business and as a result of sales practices, which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its operations.

     During June 1999, the Company settled litigation involving the 1994 merger with Covenant Life Insurance Company. The net settlement of $5.8 million had no impact on current period operating results as the Company had previously established reserves for such litigation.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES

     The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Accounts and Subaccounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age and sex would vary over time if the investment return on the assets held in each Portfolio were a uniform, gross, annual rate of 0%, 6% and 12%.

     The tables on pages A-3 to A-8 illustrate a Policy issued to a male Insured, Age 55 and a female Insured, Age 50 in the Preferred Premium Class with a Face Amount of $1,000,000 and a Planned Periodic Premium of $10,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if the Insureds were in a nonsmoker or smoker class or a class with extra ratings since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), a Premium Expense Charge of 6%, Maximum Monthly Administrative Fee of $42 an Initial Administrative Charge of $127.50 and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90% with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $500,000; the columns under the heading "Current" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a Premium Expense Charge of 6% for the first 15 Policy Years, 1.5% thereafter, current monthly administrative fee of $17.50 and a daily charge for mortality and expense risks equivalent to an annual rate of 0.75% with the additional Subaccount credit of 0.03% per month after the Policy is in force for 15 years or the sum of the values in the Subaccount and Guaranteed Account equal or exceed $500,000.

     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge listed above, is 1.58% and 1.73%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among each available Separate Account and Subaccount.

     These asset charges reflect an investment advisory fee of 0.64% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.19% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For certain Portfolios, certain expenses were reimbursed or fees waived during 1998. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1998 Total Annual Expenses would have been 1.36%, for the Market Street Fund All-Pro Small Cap Value Portfolio, 0.58%, for the VIP Fund Equity-Income Portfolio, 0.68%, for the VIP Fund Growth Portfolio, 0.91%, for the VIP II Fund Overseas Portfolio, 0.64%, for the VIP II Fund Asset Manager Portfolio, 0.35%, for the VIP II Fund Index 500 Portfolio, 0.70%, for the VIP II Fund Contrafund Portfolio, 1.20%, for the Van Eck Worldwide Hard Assets Portfolio, 1.61%, for the Van Eck Worldwide Emerging Markets Portfolio and 5.32%, for the Van Eck Worldwide Real Estate Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1998 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative. In the event that reimbursements or fee waivers do not continue for any Portfolio in future years, the Portfolio's actual expenses would increase and this would likely increase the average expense figure on which the illustrations are based. See "Table of Fund Fees and Expenses" for more information about such reimbursements.

     The tables also reflect the fact that no charges for federal or state income taxes are currently made against the Separate Accounts and Subaccounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, PMLIC will provide a comparable illustration of future benefits under the Policy based upon the proposed Insureds' Ages and Premium Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested. PMLIC reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

                PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE
                      SURVIVORSHIP VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT   MALE INSURED ISSUE AGE 55 PREFERRED
                        FEMALE INSURED ISSUE AGE 50 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                        GUARANTEED* (NET RATE OF -1.73%)    CURRENT** (NET RATE OF -1.58%)
          PREMIUMS     ----------------------------------   -------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                 POLICY    NET CASH
POLICY   AT 6% INT.    ACCOUNT    SURRENDER      DEATH      ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE       BENEFIT      VALUE      VALUE      BENEFIT
------   -----------   --------   ----------   ----------   -------   ---------   ---------
   1        10,600       6,994           0     1,000,000      7,300          0    1,000,000
   2        21,836      15,308       4,308     1,000,000     15,934      4,934    1,000,000
   3        33,746      23,387      10,503     1,000,000     24,335     11,451    1,000,000
   4        46,371      31,214      18,330     1,000,000     32,490     19,606    1,000,000
   5        59,753      38,770      25,886     1,000,000     40,386     27,502    1,000,000
   6        73,938      46,031      33,147     1,000,000     47,991     35,107    1,000,000
   7        88,975      52,972      40,088     1,000,000     55,284     42,400    1,000,000
   8       104,913      59,561      46,677     1,000,000     62,226     49,342    1,000,000
   9       121,808      65,765      52,881     1,000,000     68,955     56,071    1,000,000
  10       139,716      71,542      58,658     1,000,000     75,514     62,630    1,000,000
  11       158,699      76,837      63,953     1,000,000     81,867     68,983    1,000,000
  12       178,821      81,590      71,283     1,000,000     88,003     77,696    1,000,000
  13       200,151      85,718      77,987     1,000,000     93,917     86,187    1,000,000
  14       222,760      89,115      83,961     1,000,000     99,543     94,389    1,000,000
  15       246,725      91,657      89,080     1,000,000    104,753    102,176    1,000,000
  16       272,129      93,556      93,556     1,000,000    110,510    110,510    1,000,000
  17       299,057      94,251      94,251     1,000,000    116,098    116,098    1,000,000
  18       327,600      93,670      93,670     1,000,000    121,484    121,484    1,000,000
  19       357,856      91,568      91,568     1,000,000    126,516    126,516    1,000,000
  20       389,927      87,705      87,705     1,000,000    131,193    131,193    1,000,000
  25       581,564      28,853      28,853     1,000,000    143,080    143,080    1,000,000
  30       838,017           0           0             0    114,827    114,827    1,000,000

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE
                      SURVIVORSHIP VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT   MALE INSURED ISSUE AGE 55 PREFERRED
                        FEMALE INSURED ISSUE AGE 50 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%

                        GUARANTEED* (NET RATE OF -1.73%)    CURRENT** (NET RATE OF -1.58%)
          PREMIUMS     ----------------------------------   -------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                 POLICY    NET CASH
POLICY   AT 6% INT.    ACCOUNT    SURRENDER      DEATH      ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE       BENEFIT      VALUE      VALUE      BENEFIT
------   -----------   --------   ----------   ----------   -------   ---------   ---------
   1        10,600       6,993           0     1,006,993      7,300          0    1,007,300
   2        21,836      15,306       4,306     1,015,306     15,932      4,932    1,015,932
   3        33,746      23,380      10,496     1,023,380     24,328     11,444    1,024,328
   4        46,371      31,197      18,313     1,031,197     32,473     19,589    1,032,473
   5        59,753      38,735      25,851     1,038,735     40,350     27,466    1,040,350
   6        73,938      45,967      33,083     1,045,967     47,925     35,041    1,047,925
   7        88,975      52,863      39,979     1,052,863     55,171     42,287    1,055,171
   8       104,913      59,387      46,503     1,059,387     62,046     49,162    1,062,046
   9       121,808      65,499      52,615     1,065,499     68,692     55,808    1,068,692
  10       139,716      71,151      58,267     1,071,151     75,155     62,271    1,075,155
  11       158,699      76,282      63,398     1,076,282     81,396     68,512    1,081,396
  12       178,821      80,819      70,512     1,080,819     87,400     77,092    1,087,400
  13       200,151      84,668      76,938     1,084,668     93,160     85,430    1,093,160
  14       222,760      87,712      82,558     1,087,712     98,601     93,448    1,098,601
  15       246,725      89,810      87,233     1,089,810    103,580    101,003    1,103,580
  16       272,129      91,149      91,149     1,091,149    109,062    109,062    1,109,062
  17       299,057      91,154      91,154     1,091,154    114,347    114,347    1,114,347
  18       327,600      89,754      89,754     1,089,754    119,399    119,399    1,119,399
  19       357,856      86,689      86,689     1,086,689    124,042    124,042    1,124,042
  20       389,927      81,725      81,725     1,081,725    128,270    128,270    1,128,270
  25       581,564      16,572      16,572     1,016,572    135,958    135,958    1,135,958
  30       838,017           0           0             0     97,779     97,779    1,097,779

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the separate accounts or subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE
                      SURVIVORSHIP VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT   MALE INSURED ISSUE AGE 55 PREFERRED
                        FEMALE INSURED ISSUE AGE 50 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF 4.17%)    CURRENT** (NET RATE OF 4.33%)
          PREMIUMS     -------------------------------   -------------------------------
END OF   ACCUMULATED   POLICY    NET CASH                POLICY    NET CASH
POLICY   AT 6% INT.    ACCOUNT   SURRENDER     DEATH     ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
------   -----------   -------   ---------   ---------   -------   ---------   ---------
   1        10,600       7,470          0    1,000,000     7,787          0    1,000,000
   2        21,836      16,740      5,740    1,000,000    17,406      6,406    1,000,000
   3        33,746      26,302     13,418    1,000,000    27,343     14,459    1,000,000
   4        46,371      36,147     23,263    1,000,000    37,593     24,709    1,000,000
   5        59,753      46,264     33,380    1,000,000    48,154     35,270    1,000,000
   6        73,938      56,636     43,752    1,000,000    59,003     46,119    1,000,000
   7        88,975      67,244     54,360    1,000,000    70,128     57,244    1,000,000
   8       104,913      78,063     65,179    1,000,000    81,500     68,616    1,000,000
   9       121,808      89,064     76,180    1,000,000    93,265     80,381    1,000,000
  10       139,716     100,209     87,325    1,000,000   105,480     92,596    1,000,000
  11       158,699     111,450     98,566    1,000,000   118,132    105,248    1,000,000
  12       178,821     122,727    112,420    1,000,000   131,226    120,918    1,000,000
  13       200,151     133,960    126,230    1,000,000   144,775    137,045    1,000,000
  14       222,760     145,045    139,892    1,000,000   158,736    153,582    1,000,000
  15       246,725     155,859    153,283    1,000,000   173,006    170,429    1,000,000
  16       272,129     166,873    166,873    1,000,000   188,863    188,863    1,000,000
  17       299,057     177,335    177,335    1,000,000   205,401    205,401    1,000,000
  18       327,600     187,169    187,169    1,000,000   222,628    222,628    1,000,000
  19       357,856     196,138    196,138    1,000,000   240,441    240,441    1,000,000
  20       389,927     204,011    204,011    1,000,000   258,877    258,877    1,000,000
  25       581,564     214,349    214,349    1,000,000   356,614    356,614    1,000,000
  30       838,017     112,081    112,081    1,000,000   452,667    452,667    1,000,000

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE
                      SURVIVORSHIP VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT   MALE INSURED ISSUE AGE 55 PREFERRED
                        FEMALE INSURED ISSUE AGE 50 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%

                       GUARANTEED* (NET RATE OF 4.17%)    CURRENT** (NET RATE OF 4.33%)
          PREMIUMS     -------------------------------   -------------------------------
END OF   ACCUMULATED   POLICY    NET CASH                POLICY    NET CASH
POLICY   AT 6% INT.    ACCOUNT   SURRENDER     DEATH     ACCOUNT   SURRENDER     DEATH
 YEAR     PER YEAR      VALUE      VALUE      BENEFIT     VALUE      VALUE      BENEFIT
------   -----------   -------   ---------   ---------   -------   ---------   ---------
   1        10,600       7,470          0    1,007,470     7,787          0    1,007,787
   2        21,836      16,738      5,738    1,016,738    17,404      6,404    1,017,404
   3        33,746      26,294     13,410    1,026,294    27,335     14,451    1,027,335
   4        46,371      36,127     23,243    1,036,127    37,573     24,689    1,037,573
   5        59,753      46,221     33,337    1,046,221    48,111     35,227    1,048,111
   6        73,938      56,555     43,671    1,056,555    58,920     46,036    1,058,920
   7        88,975      67,101     54,217    1,067,101    69,981     57,097    1,069,981
   8       104,913      77,826     64,942    1,077,826    81,255     68,371    1,081,255
   9       121,808      88,690     75,806    1,088,690    92,894     80,010    1,092,894
  10       139,716      99,640     86,756    1,099,640   104,955     92,071    1,104,955
  11       158,699     110,609     97,725    1,110,609   117,414    104,530    1,117,414
  12       178,821     121,514    111,207    1,121,514   130,269    119,962    1,130,269
  13       200,151     132,245    124,515    1,132,245   143,526    135,796    1,143,526
  14       222,760     142,660    137,506    1,142,660   157,122    151,968    1,157,122
  15       246,725     152,586    150,010    1,152,586   170,916    168,339    1,170,916
  16       272,129     162,424    162,424    1,162,424   186,182    186,182    1,186,182
  17       299,057     171,351    171,351    1,171,351   202,032    202,032    1,202,032
  18       327,600     179,233    179,233    1,179,233   218,453    218,453    1,218,453
  19       357,856     185,734    185,734    1,185,734   235,287    235,287    1,235,287
  20       389,927     190,527    190,527    1,190,527   252,543    252,543    1,252,543
  25       581,564     172,126    172,127    1,172,126   337,779    337,779    1,337,779
  30       838,017      14,396     14,396    1,014,396   393,292    393,292    1,393,292

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE
                      SURVIVORSHIP VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT   MALE INSURED ISSUE AGE 55 PREFERRED
                        FEMALE INSURED ISSUE AGE 50 PREFERRED
DEATH BENEFIT OPTION A      ANNUAL PREMIUM       $10,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                       GUARANTEED* (NET RATE OF 10.06%)     CURRENT** (NET RATE OF 10.23%)
          PREMIUMS     ---------------------------------   ---------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                 POLICY     NET CASH
POLICY   AT 6% INT.     ACCOUNT    SURRENDER     DEATH      ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR       VALUE       VALUE      BENEFIT      VALUE       VALUE      BENEFIT
------   -----------   ---------   ---------   ---------   ---------   ---------   ---------
   1        10,600         7,948           0   1,000,000       8,275         275   1,000,000
   2        21,836        18,230       7,230   1,000,000      18,938       7,938   1,000,000
   3        33,746        29,449      16,565   1,000,000      30,590      17,706   1,000,000
   4        46,371        41,680      28,796   1,000,000      43,316      30,432   1,000,000
   5        59,753        55,002      42,118   1,000,000      57,208      44,324   1,000,000
   6        73,938        69,496      56,612   1,000,000      72,352      59,468   1,000,000
   7        88,975        85,252      72,368   1,000,000      88,853      75,969   1,000,000
   8       104,913       102,367      89,483   1,000,000     106,812      93,928   1,000,000
   9       121,808       120,944     108,060   1,000,000     126,518     113,634   1,000,000
  10       139,716       141,092     128,208   1,000,000     148,195     135,311   1,000,000
  11       158,699       162,926     150,042   1,000,000     172,014     159,130   1,000,000
  12       178,821       185,569     176,262   1,000,000     198,189     187,881   1,000,000
  13       200,151       212,145     204,414   1,000,000     226,962     219,231   1,000,000
  14       222,760       239,780     234,627   1,000,000     258,550     253,397   1,000,000
  15       246,725       269,615     267,038   1,000,000     293,149     290,572   1,000,000
  16       272,129       302,901     302,901   1,000,000     332,877     332,877   1,000,000
  17       299,057       338,942     338,942   1,000,000     376,851     376,851   1,000,000
  18       327,600       378,088     378,088   1,000,000     425,522     425,522   1,000,000
  19       357,856       420,633     420,633   1,000,000     479,319     479,319   1,000,000
  20       389,927       466,972     466,972   1,000,000     538,838     538,838   1,000,000
  25       581,564       776,914     776,914   1,000,000     947,238     947,238   1,013,545
  30       838,017     1,312,234   1,312,234   1,377,846   1,627,710   1,627,710   1,709,095

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE
                      SURVIVORSHIP VARIABLE LIFE INSURANCE

$1,000,000 FACE AMOUNT   MALE INSURED ISSUE AGE 55 PREFERRED
                        FEMALE INSURED ISSUE AGE 50 PREFERRED
DEATH BENEFIT OPTION B      ANNUAL PREMIUM       $10,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%

                       GUARANTEED* (NET RATE OF 10.06% )     CURRENT** (NET RATE OF 10.23% )
          PREMIUMS     ----------------------------------   ---------------------------------
END OF   ACCUMULATED    POLICY     NET CASH                  POLICY     NET CASH
POLICY   AT 6% INT.    ACCOUNT    SURRENDER      DEATH       ACCOUNT    SURRENDER     DEATH
 YEAR     PER YEAR      VALUE       VALUE       BENEFIT       VALUE       VALUE      BENEFIT
------   -----------   --------   ----------   ----------   ---------   ---------   ---------
   1        10,600       7,948           0     1,007,948        8,275         275   1,008,275
   2        21,836      18,227       7,227     1,018,227       18,935       7,935   1,018,935
   3        33,746      29,440      16,556     1,029,440       30,581      17,697   1,030,581
   4        46,371      41,657      28,773     1,041,657       43,292      30,408   1,043,292
   5        59,753      54,950      42,066     1,054,950       57,156      44,272   1,057,156
   6        73,938      69,394      56,510     1,069,394       72,248      59,364   1,072,248
   7        88,975      85,066      72,182     1,085,066       88,662      75,778   1,088,662
   8       104,913     102,047      89,163     1,102,047      106,482      93,598   1,106,482
   9       121,808     120,420     107,536     1,120,420      125,998     113,114   1,125,998
  10       139,716     140,263     127,379     1,140,263      147,427     134,543   1,147,427
  11       158,699     161,652     148,768     1,161,652      170,921     158,037   1,170,921
  12       178,821     184,658     174,350     1,184,658      196,670     186,363   1,196,670
  13       200,151     209,330     201,599     1,209,330      224,896     217,166   1,224,896
  14       222,760     235,697     230,544     1,235,697      255,768     250,614   1,255,768
  15       246,725     263,769     261,192     1,263,769      289,396     286,819   1,289,396
  16       272,129     294,597     294,597     1,294,597      327,860     327,860   1,327,860
  17       299,057     327,250     327,250     1,327,250      370,273     370,273   1,370,273
  18       327,600     361,822     361,822     1,361,822      417,013     417,013   1,417,013
  19       357,856     398,218     398,218     1,398,218      468,349     468,349   1,468,349
  20       389,927     436,353     436,353     1,436,353      524,759     524,759   1,524,759
  25       581,564     645,086     645,086     1,645,086      895,072     895,072   1,895,072
  30       838,017     834,201     834,201     1,834,201    1,449,723   1,449,723   2,449,723

---------------
 * These values reflect investment results using guaranteed cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

** These values reflect investment results using current cost of insurance rates, mortality and expense risk, premium expense and administrative charges.

     The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

     It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would be different from those shown if actual rates of investment return applicable to the Policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual Policy years. The Death Benefit, Policy Account Value and Net Cash Surrender Value for a Policy would also be different from those shown, depending on the investment allocations made to the separate accounts or subaccounts and the different rates of return of the subaccounts if the actual rates of investment return applicable to the Policy averaged 0%, 6% or 12%, but varied above or below that average for particular separate accounts or subaccounts. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.

     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1939 and have ending periods at five year intervals.)

[COMPOUND ANNUAL RETURNS GRAPH]
---------------
* Sources: Common stock returns-Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns -- Salomon Brothers Long Term High Grade Corporate Bond Index, and U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 54 20-year time periods beginning in 1926 and ending in 1998 (i.e. 1926-1945, 1927-1946, and so on through 1979-1998:

     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 51 of the 54 periods.

     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 54 periods.

     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 54 periods.

     Over the 44 30-year time periods beginning in 1926 and ending in 1998, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 44 periods.

     From 1926 through 1998 the compound annual return for common stocks was 11.2%, compared to 5.8% for high-grade, long-term corporate bonds, 5.3% for Long-Term Government Bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
                            ------------------------

       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS

     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1998.

     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. Rather it shows the historic performance of a broad index of stocks over arbitrarily selected time periods.

               PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                                                      GREATER
                                                                                                       THAN
           HOLDING              NEGATIVE    0.5.00%    5.01-10.00%    10.01-15.00%    15.01-20.00%    20.00%
            PERIOD               RETURN     RETURN       RETURN          RETURN          RETURN       RETURN
            ------              --------    -------    -----------    ------------    ------------    -------
 1 year                           27.4%       4.1%        11.0%            6.8%           12.3%        38.4%
 5 years                          10.1%      14.5%        14.5%           31.9%           17.4%        11.6%
10 years                           3.1%      10.9%        34.4%           21.9%           28.1%         1.6%
20 years                           0.0%       5.5%        31.5%           53.7%            9.3%         0.0%

---------------
Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

[TREASURY BILLS ADJUSTED FOR INFLATION GRAPH]
Selected 20-year periods ending on year shown above.
---------------
Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks have historically been greater than that of high-grade debt securities.

     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT     COMMON STOCK    SHARES
REGULAR INTERVALS   MARKET PRICE   PURCHASED
-----------------   ------------   ---------
      $150              $20              7.5
       150               15             10.0
       150               10             15.0
       150                5             30.0
       150               10             15.0
       150               15             10.0
      ----                         ---------
      $900                              87.5

Total Value of 87.5 shares @ 15/share                $1,312.50
Less Investment made                                   (900.00)
                                                     ---------
Gain/Profit                                          $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.